                                                            File Number 33-85496

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment Number


                  Post-Effective Amendment Number 16          X


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment Number 7             X


                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                                 Dwayne C. Radel
                       Vice President and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                          Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b) of Rule 485
     ---


      X  on May 1, 2006 pursuant to paragraph (b) of Rule 485
     ---


         60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ---


         on (date) pursuant to paragraph (a)(1) of Rule 485
     ---


If appropriate, check the following:

         this post-effective amendment designates a new effective date for a
     ---
          previously filed post-effective amendment.

Title of Securities Being Registered: Group Variable Universal Life Insurance Contracts and Certificates.

PART A: INFORMATION REQUIRED IN A PROSPECTUS

Item Number     Caption in Prospectus
     1.         Front and Back Cover Pages

     2.         Benefit Summary: Benefits and Risks

     3.         Risk/Benefit Summary: Fee Table

     4.         General Description of Minnesota Life Variable Universal Life
                Account, Minnesota Life Insurance Company, Advantus Series Fund,
                Inc., Fidelity Variable Insurance Products Funds, Janus Aspen
                Series, W&R Target Funds, Inc. and Lord Abbett Series Fund, Inc.

     5.         Charges

     6.         General Description of Contracts

     7.         Premiums

     8.         Death Benefits and Contract Values

     9.         Surrenders, Partial Surrenders, and Partial Withdrawals

    10.         Loans

    11.         Lapse and Reinstatement

    12.         Taxes

    13.         Legal Proceedings

    14.         Financial Statements

                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").


The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.


Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund"), Fidelity Variable Insurance Products Funds ("Fidelity VIP" or "VIP"), Janus Aspen Series and W&R Target Funds, Inc. (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 21 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SERIES FUND                                      JANUS ASPEN SERIES
- Bond Portfolio                                 - Janus Aspen Series Forty Portfolio--Service
- Index 400 Mid-Cap Portfolio                      Shares
- Index 500 Portfolio                            - Janus Aspen Series International Growth
- International Bond Portfolio                   Portfolio--Service Shares
- Maturing Government Bond Portfolio (target     W&R TARGET FUNDS, INC.
  maturity of 2010)                              - W&R Balanced Portfolio
- Money Market Portfolio                         - W&R Core Equity Portfolio
- Mortgage Securities Portfolio                  - W&R Growth Portfolio
- Real Estate Securities Portfolio               - W&R International Value Portfolio
FIDELITY VIP                                     - W&R Micro Cap Growth Portfolio
- VIP Contrafund(R) Portfolio: Initial Class     - W&R Small Cap Growth Portfolio
Shares                                           - W&R Small Cap Value Portfolio
- VIP Equity-Income Portfolio: Initial Class     - W&R Value Portfolio
Shares
- VIP High Income Portfolio: Initial Class
Shares

Although the Maturing Government Bond Portfolio with a target maturity of 2006 is referenced in this prospectus, it is not available for premium allocations or transfers.

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

    are not guaranteed to achieve their goals;
    are not federally insured;
    are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

The date of this prospectus and the statement of additional information is May 1, 2006.

Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098                             [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS


                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
     Summary of Benefits and Risks..........................      2
     Risks of Owning a Variable Universal Life Insurance
      Certificate...........................................      2
     Fee Tables.............................................      7
General Descriptions........................................     10
     Minnesota Life Insurance Company.......................     10
     Minnesota Life Variable Universal Life Account.........     10
     Additions, Deletions or Substitutions..................     13
     Voting Rights..........................................     13
     The Guaranteed Account.................................     14
     Summary Information....................................     14
          Guaranteed Account Value..........................     15
Charges.....................................................     15
     Premium Expense Charges................................     15
          Sales Charge......................................     15
          Premium Tax Charge................................     16
          OBRA Expense Charge...............................     16
     Account Value Charges..................................     16
          Monthly Deduction.................................     16
          Partial Surrender Charge..........................     17
          Transfer Charge...................................     17
          Additional Benefits Charges.......................     17
     Separate Account Charges...............................     18
     Fund Charges...........................................     18
     Guarantee of Certain Charges...........................     18
Information about the Group Policy and Certificates.........     19
     Applications and Issuance..............................     19
     Dollar Cost Averaging..................................     19
     Free Look..............................................     20
     Continuation of Group Coverage.........................     20
     Conversion Right to an Individual Policy...............     20
     General Provisions of the Group Contract...............     21
          Issuance..........................................     21
          Termination.......................................     21
          Right to Examine Group Contract...................     21
          Entire Group Contract.............................     21
          Ownership of Group Contract and Group Contract
          Changes...........................................     21
Certificate Premiums........................................     22
     Premium Limitations....................................     22
     Allocation of Net Premiums and Account Value...........     22
Death Benefit and Account Values............................     23
     Option A -- Level Death Benefit........................     23
     Option B -- Increasing Death Benefit...................     23
     Change in Face Amount..................................     24
          Increases.........................................     24
          Decreases.........................................     24
     Payment of Death Benefit Proceeds......................     24
     Account Values.........................................     25
          Determination of the Guaranteed Account Value.....     25
          Determination of the Separate Account Value.......     25
          Unit Value........................................     26
          Net Investment Factor.............................     26
          Daily Values......................................     26

                                                                Page
Surrenders, Partial Surrenders and Transfers................     27
     Transfers..............................................     27
          Market Timing.....................................     28
          Guaranteed Account Transfer Restrictions..........     29
          Other Transfer Information........................     29
Loans.......................................................     30
     Loan Interest..........................................     31
     Loan Repayments........................................     31
Lapse and Reinstatement.....................................     31
     Lapse..................................................     31
     Reinstatement..........................................     32
     Additional Benefits....................................     32
          Accelerated Benefits Rider........................     32
          Waiver of Premium Rider...........................     32
          Accidental Death and Dismemberment Rider..........     32
          Child Rider.......................................     33
          Spouse Rider......................................     33
          Policyholder Contribution Rider...................     33
     General Matters Relating to the Certificate............     33
          Postponement of Payments..........................     33
          The Certificate...................................     33
          Control of Certificate............................     34
          Maturity..........................................     34
          Beneficiary.......................................     34
          Change of Beneficiary.............................     34
          Settlement Options................................     34
Federal Tax Status..........................................     35
     Introduction...........................................     35
     Taxation of Minnesota Life and the Variable Universal
      Life Account..........................................     35
     Tax Status of Certificates.............................     36
     Owner Control..........................................     36
     Diversification of Investments.........................     36
     Tax Treatment of Policy Benefits.......................     36
     Modified Endowment Contracts...........................     37
     Multiple Policies......................................     38
     Withholding............................................     38
     Other Transactions.....................................     38
     Other Taxes............................................     39
          Non-Individual Owners and Business Beneficiaries
          of Policies.......................................     39
     Split-Dollar Arrangements..............................     39
     Alternative Minimum Tax................................     39
          Economic Growth and Tax Relief Reconciliation Act
          of 2001...........................................     40
Distribution of Certificates................................     41
     Revenue Sharing........................................     41
Other Matters...............................................     42
     Legal Proceedings......................................     42
     Registration Statement.................................     42
     Financial Statements...................................     42
Statement of Additional Information.........................     43

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.
     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.
     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.


RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also assess a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Minnesota Life. The separate account has sub-accounts, each of which invests in corresponding Portfolios of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.
     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.
     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in each of the twenty-one Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below. The Maturing Government Bond Portfolio with a maturity of 2006 is referenced in this prospectus, but it is not available for premium allocations or transfers.

  Series Fund Portfolios include:

     Bond Portfolio
     Index 400 Mid-Cap Portfolio
     Index 500 Portfolio
     International Bond Portfolio
     Maturing Government Bond
       Portfolio--2010
     Money Market Portfolio
     Mortgage Securities Portfolio
     Real Estate Securities Portfolio

  Fidelity VIP Portfolios include:

     Fidelity VIP Contrafund Portfolio: Initial
       Class Shares
     Fidelity VIP Equity-Income Portfolio:
       Initial Class Shares
     Fidelity VIP High Income Portfolio: Initial
       Class Shares

  Janus Aspen Series Portfolios include:

     Janus Aspen Series Forty
       Portfolio--Service Shares
     Janus Aspen Series International Growth
       Portfolio--Service Shares

  W&R Target Funds Portfolios include:

     W&R Target Funds, Inc.--Balanced
       Portfolio
     W&R Target Funds, Inc.--Core
       Equity Portfolio
     W&R Target Funds, Inc.--Growth
       Portfolio
     W&R Target Funds, Inc.--
       International Value Portfolio
     W&R Target Funds, Inc.--Micro
       Cap Growth Portfolio
     W&R Target Funds, Inc.--Small
       Cap Growth Portfolio
     W&R Target Funds, Inc.--Small
       Cap Value Portfolio
     W&R Target Funds, Inc.--Value
       Portfolio
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     The tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES


Charge                                       When Charge is Deducted         Amount Deducted
------                                      --------------------------    ----------------------
Maximum Sales Charge Imposed on
  Premiums................................  From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge................  From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**.............  From Each Premium Payment*    1.25 percent of
                                                                          Premium++
Maximum Deferred Sales Charge.............  None                          N/A
Maximum Partial Surrender Fee.............  From Each Partial             Lesser of $25 or 2
                                            Surrender                     percent of Partial
                                                                          Surrender Amount+
Maximum Transfer Fee......................  Upon Each Transfer+++         $10+++


------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.


 ** The OBRA expense charge reflects the cost to Minnesota Life of amortizing certain acquisition expenses rather than deducting such expenses on a current basis. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.


  + The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under the Omnibus Budget
    Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE CHARGE(1)
  MAXIMUM & MINIMUM CHARGE.....    On the Certificate Date and        Maximum: $32.01 Per Month Per
                                   Each Subsequent Monthly            $1,000 of Coverage
                                   Anniversary
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  CHARGE FOR A 45 YEAR OLD
  NON-SMOKING
  CERTIFICATEHOLDER............    On the Certificate Date and        Representative $0.11 Per Month
                                   Each Subsequent Monthly            Per $1,000 of Coverage
                                   Anniversary
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
MONTHLY ADMINISTRATION
  CHARGE.......................    On the Certificate Date and        Maximum: $4 Per Month(3)
                                   Each Subsequent Monthly
                                   Anniversary
LOAN INTEREST SPREAD...........    Each Monthly Anniversary           2 percent of Policy Loan Per
                                                                      Year(4)
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(5)........    On the Certificate Date and        Maximum: $0.10 Per Month Per
                                   Each Subsequent Monthly            $1,000 of Coverage
                                   Anniversary
WAIVER OF PREMIUM CHARGE(5)....    On the Certificate Date and        Maximum: 50 percent of the Cost
                                   Each Subsequent Monthly            of Insurance charge
                                   Anniversary
CHILD RIDER CHARGE(5)..........    On the Certificate Date and        Maximum: $0.35 Per Month Per
                                   Each Subsequent Monthly            $1,000 of Coverage
                                   Anniversary
SPOUSE RIDER CHARGE(1)(5)
  MAXIMUM & MINIMUM CHARGE.....    On the Certificate Date and        Maximum: $32.01 Per Month Per
                                   Each Subsequent Monthly            $1,000 of Coverage
                                   Anniversary
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  CHARGE FOR A 45 YEAR OLD
  NON-SMOKING
  CERTIFICATEHOLDER............    On the Certificate Date and        Representative: $0.11 Per Month
                                   Each Subsequent Monthly            Per $1,000 of Coverage
                                   Anniversary

------------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.
(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.
(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.
(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.
(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.
     The next table describes the total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2005. Expenses of the Portfolios may be higher or lower in the future. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.

                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT FEES,
                 DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES)*


Fee Description                                               Minimum    Maximum
---------------                                               -------    -------
Total Annual Portfolio Operating Expenses...................   0.50%      2.24%


------------

* The Range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account is divided into sub-accounts, each of which currently invests in one of the twenty-one Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios. Although the Maturing Government Bond Portfolio with a maturity of 2006 is referenced in this prospectus, it is not available for premium allocations or transfers.
     The separate account currently invests in Portfolios of the Series Fund, Fidelity VIP, Janus Aspen Series and W&R Target Funds, Inc. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser or sub-adviser.


Fund/Portfolio                                    Investment Adviser          Investment Sub-Adviser
--------------                             ---------------------------------  ----------------------
SERIES FUND:
Bond Portfolio...........................  Advantus Capital Management, Inc.
Index 400 Mid-Cap Portfolio..............  Advantus Capital Management, Inc.
Index 500 Portfolio......................  Advantus Capital Management, Inc.
International Bond Portfolio.............  Advantus Capital Management, Inc.  Julius Baer
                                                                              Investments Limited
Maturing Government Bond
  Portfolio--2010........................  Advantus Capital Management, Inc.
Money Market Portfolio...................  Advantus Capital Management, Inc.
Mortgage Securities Portfolio............  Advantus Capital Management, Inc.
Real Estate Securities Portfolio.........  Advantus Capital Management, Inc.

FIDELITY VIP:
Contrafund(R) Portfolio:
  Initial Class Shares...................  Fidelity Management & Research
    (Seeks long-term capital               Company, FMR Co., Inc., Fidelity
    appreciation.)                         Management & Research (U.K.)
                                           Inc., Fidelity Management &
                                           Research (Far East) Inc.,
                                           Fidelity Investments Japan
                                           Limited, Fidelity International
                                           Investment Advisors, Fidelity
                                           International Investment Advisors
                                           (U.K.) Limited
Equity-Income Portfolio:
  Initial Class Shares...................  Fidelity Management & Research
    (Seeks reasonable income. The fund     Company, FMR Co., Inc., Fidelity
    will also consider the potential for   Management & Research (U.K.)
    capital appreciation. The fund's goal  Inc., Fidelity Management &
    is to achieve a yield which exceeds    Research (Far East) Inc.,
    the composite yield on the securities  Fidelity Investments Japan
    comprising the Standard & Poor's       Limited, Fidelity International
    500(SM) Index (S&P 500(R)).)           Investment Advisors, Fidelity
                                           International Investment Advisors
                                           (U.K.) Limited
High Income Portfolio:
  Initial Class Shares...................  Fidelity Management & Research
    (Seeks a high level of current         Company, FMR Co., Inc., Fidelity
    income, while also considering growth  Management & Research (U.K.)
    of capital.)                           Inc., Fidelity Management &
                                           Research (Far East) Inc.,
                                           Fidelity Investments Japan
                                           Limited, Fidelity International
                                           Investment Advisors, Fidelity
                                           International Investment Advisors
                                           (U.K.) Limited

JANUS ASPEN SERIES:
Forty Portfolio--Service Shares..........  Janus Capital Management LLC
    (Seeks long-term growth of capital.)
International Growth Portfolio-- Service
  Shares.................................  Janus Capital Management LLC
    (Seeks long-term growth of capital.)

Fund/Portfolio                                    Investment Adviser          Investment Sub-Adviser
--------------                             ---------------------------------  ----------------------
W&R TARGET FUNDS, INC.:
W&R Balanced Portfolio...................  Waddell & Reed Investment
    (Seeks, as a primary objective, to     Management Company
    provide current income to the extent
    that, in the opinion of Waddell &
    Reed Investment Management Company,
    the Fund's investment manager; market
    and economic conditions permit. As a
    secondary objective, the Portfolio
    seeks long-term appreciation of
    capital.)
W&R Core Equity Portfolio................  Waddell & Reed Investment
    (Seeks capital growth and income.)     Management Company
W&R Growth Portfolio.....................  Waddell & Reed Investment
    (Seeks capital growth, with current    Management Company
    income as a secondary objective.)
W&R International Value Portfolio........  Waddell & Reed Investment          Templeton Investment
                                           Management Company                 Counsel, LLC
W&R Micro Cap Growth Portfolio...........  Waddell & Reed Investment          Wall Street Associates
                                           Management Company
W&R Small Cap Growth Portfolio...........  Waddell & Reed Investment
                                           Management Company
W&R Small Cap Value Portfolio............  Waddell & Reed Investment          BlackRock Financial
                                           Management Company                 Management, Inc.
W&R Value Portfolio......................  Waddell & Reed Investment
    (Seeks long-term capital               Management Company
    appreciation.)

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.


                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.
     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time. However, no charges shall be assessed other than those described in the fee tables herein.


FUND CHARGES
     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                             INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.
     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.


CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.


TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.


OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)


PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.
     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.


OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Funds in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Funds held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximums described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

                                    SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios an their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.
     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.
     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your contract. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:
-   the dollar amount of the transfer(s);
- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;
- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;
-   the number of transfers in the previous calendar quarter;
- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via


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

regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.
     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience

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

difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

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

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent.
     For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.
     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.


THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.



CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.


MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records.
     After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

                                                              FEDERAL TAX STATUS

INTRODUCTION
     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

TAX STATUS OF CERTIFICATES
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.
     We do not believe that the ownership rights of a certificate owner under the policy would result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

DIVERSIFICATION OF INVESTMENTS
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect.
     Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.
     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING
     To the extent that certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

OTHER TRANSACTIONS
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has also recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

OTHER TAXES
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.



SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.
     Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.


ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.
     For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.
     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.
     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

REVENUE SHARING
     Minnesota Life pays the costs of selling the group contracts and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0.00% to 0.25% of fund assets held in the separate account.
     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments reimburse Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Those expenses are incurred by Minnesota Life as part of its group contract and certificate administration. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0.00% to 0.25% of fund assets held in the separate account.
     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. Some but not all underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees and/or service or administrative fees to Minnesota Life or its affiliates.
     Minnesota Life considers profitability when determining the charges in the group contract and certificates and may earn a profit from administrative and distribution fees.

OTHER MATTERS

LEGAL PROCEEDINGS
     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                             STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters

Illustrations

Financial Statements

Investment Company Act Number 811-8830

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

                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").


The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.


Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.


The separate account, through its sub-accounts, invests its assets in shares of Fidelity Variable Insurance Products Funds ("Fidelity VIP" or "VIP"). The Fund offer its shares exclusively to variable insurance products and certain qualified plans and has 21 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:


FIDELITY VIP                                                           - VIP Growth Opportunities Portfolio: Initial Class Shares
- VIP Aggressive Growth Portfolio: Initial Class Shares                - VIP Growth Stock Portfolio: Initial Class Shares
- VIP Asset Manager(SM) Portfolio: Initial Class Shares                - VIP High Income Portfolio: Initial Class Shares
- VIP Asset Manager: Growth(R) Portfolio: Initial Class Shares         - VIP Index 500 Portfolio: Initial Class Shares
- VIP Balanced Portfolio: Initial Class Shares                         - VIP Investment Grade Bond Portfolio: Initial Class Shares
- VIP Contrafund(R) Portfolio: Initial Class Shares                    - VIP Mid Cap Portfolio: Initial Class Shares
- VIP Dynamic Capital Appreciation Portfolio: Initial Class Shares     - VIP Money Market Portfolio: Initial Class Shares
- VIP Equity-Income Portfolio: Initial Class Shares                    - VIP Overseas Portfolio: Initial Class Shares
- VIP Growth Portfolio: Initial Class Shares                           - VIP Real Estate Portfolio: Initial Class Shares
- VIP Growth & Income Portfolio: Initial Class Shares                  - VIP Strategic Income Portfolio: Initial Class Shares
                                                                       - VIP Value Portfolio: Initial Class Shares
                                                                       - VIP Value Strategies Portfolio: Initial Class Shares

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

The date of this prospectus and the statement of additional information is May 1, 2006.

Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098                             [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS


                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
     Summary of Benefits and Risks..........................      2
     Risks of Owning a Variable Universal Life Insurance
      Certificate...........................................      2
     Fee Tables.............................................      7
General Descriptions........................................     10
     Minnesota Life Insurance Company.......................     10
     Minnesota Life Variable Universal Life Account.........     10
     Additions, Deletions or Substitutions..................     12
     Voting Rights..........................................     13
     The Guaranteed Account.................................     14
     Summary Information....................................     14
          Guaranteed Account Value..........................     14
Charges.....................................................     15
     Premium Expense Charges................................     15
          Sales Charge......................................     15
          Premium Tax Charge................................     15
          OBRA Expense Charge...............................     15
     Account Value Charges..................................     16
          Monthly Deduction.................................     16
          Partial Surrender Charge..........................     17
          Transfer Charge...................................     17
          Additional Benefits Charges.......................     17
     Separate Account Charges...............................     17
     Fund Charges...........................................     17
     Guarantee of Certain Charges...........................     18
Information about the Group Policy and Certificates.........     19
     Applications and Issuance..............................     19
     Dollar Cost Averaging..................................     19
     Free Look..............................................     20
     Continuation of Group Coverage.........................     20
     Conversion Right to an Individual Policy...............     20
     General Provisions of the Group Contract...............     21
          Issuance..........................................     21
          Termination.......................................     21
          Right to Examine Group Contract...................     21
          Entire Group Contract.............................     21
          Ownership of Group Contract and Group Contract
          Changes...........................................     21
Certificate Premiums........................................     22
     Premium Limitations....................................     22
     Allocation of Net Premiums and Account Value...........     22
Death Benefit and Account Values............................     23
     Option A -- Level Death Benefit........................     23
     Option B -- Increasing Death Benefit...................     23
     Change in Face Amount..................................     24
          Increases.........................................     24
          Decreases.........................................     24
     Payment of Death Benefit Proceeds......................     24
     Account Values.........................................     25
          Determination of the Guaranteed Account Value.....     25
          Determination of the Separate Account Value.......     25
          Unit Value........................................     26
          Net Investment Factor.............................     26
          Daily Values......................................     26


                                        I

                                                                Page
Surrenders, Partial Surrenders and Transfers................     27
     Transfers..............................................     27
          Market Timing.....................................     28
          Guaranteed Account Transfer Restrictions..........     29
          Other Transfer Information........................     29
Loans.......................................................     30
     Loan Interest..........................................     31
     Loan Repayments........................................     31
Lapse and Reinstatement.....................................     31
     Lapse..................................................     31
     Reinstatement..........................................     32
     Additional Benefits....................................     32
          Accelerated Benefits Rider........................     32
          Waiver of Premium Rider...........................     32
          Accidental Death and Dismemberment Rider..........     32
          Child Rider.......................................     33
          Spouse Rider......................................     33
          Policyholder Contribution Rider...................     33
     General Matters Relating to the Certificate............     33
          Postponement of Payments..........................     33
          The Certificate...................................     33
          Control of Certificate............................     34
          Maturity..........................................     34
          Beneficiary.......................................     34
          Change of Beneficiary.............................     34
          Settlement Options................................     34
Federal Tax Status..........................................     35
     Introduction...........................................     35
     Taxation of Minnesota Life and the Variable Universal
      Life Account..........................................     35
     Tax Status of Certificates.............................     36
     Owner Control..........................................     36
     Diversification of Investments.........................     36
     Tax Treatment of Policy Benefits.......................     36
     Modified Endowment Contracts...........................     37
     Multiple Policies......................................     38
     Withholding............................................     38
     Other Transactions.....................................     38
     Other Taxes............................................     39
          Non-Individual Owners and Business Beneficiaries
          of Policies.......................................     39
     Split-Dollar Arrangements..............................     39
     Alternative Minimum Tax................................     39
          Economic Growth and Tax Relief Reconciliation Act
          of 2001...........................................     40
Distribution of Certificates................................     41
     Revenue Sharing........................................     41
Other Matters...............................................     42
     Legal Proceedings......................................     42
     Registration Statement.................................     42
     Financial Statements...................................     42
Statement of Additional Information.........................     43


                                        II

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT


SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.
     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.
     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.


RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompanies this prospectus. You should carefully review the Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also assess a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Minnesota Life. The separate account has sub-accounts, each of which invests in corresponding Portfolios of the Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Fund.
     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.
     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in each of the twenty-one Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

  Fidelity VIP Portfolios include:

     VIP Aggressive Growth Portfolio: Initial
       Class Shares
     VIP Asset Manager(SM) Portfolio: Initial
       Class Shares
     VIP Asset Manager: Growth(R) Portfolio:
       Initial Class Shares
     VIP Balanced Portfolio: Initial Class
       Shares
     VIP Contrafund(R) Portfolio: Initial Class
       Shares
     VIP Dynamic Capital Appreciation
       Portfolio: Initial Class Shares
     VIP Equity-Income Portfolio: Initial Class
       Shares
     VIP Growth Portfolio: Initial Class Shares
     VIP Growth & Income Portfolio: Initial
       Class Shares
     VIP Growth Opportunities Portfolio: Initial
       Class Shares
     VIP Growth Stock Portfolio: Initial Class
       Shares
     VIP High Income Portfolio: Initial Class
       Shares
     VIP Index 500 Portfolio: Initial Class
       Shares
     VIP Investment Grade Bond Portfolio:
       Initial Class Shares
     VIP Mid Cap Portfolio: Initial Class
       Shares
     VIP Money Market Portfolio: Initial Class
       Shares
     VIP Overseas Portfolio: Initial Class
       Shares
     VIP Real Estate Portfolio: Initial Class
       Shares
     VIP Strategic Income Portfolio: Initial
       Class Shares
     VIP Value Portfolio: Initial Class Shares
     VIP Value Strategies Portfolio: Initial
       Class Shares
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompany this prospectus.
     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     Tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES


Charge                                          When Charge is Deducted        Amount Deducted
------                                          -----------------------   -------------------------
Maximum Sales Charge Imposed on Premiums......  From Each Premium         5 percent of Premium+
                                                Payment*
Maximum Premium Tax Charge....................  From Each Premium         4 percent of Premium+
                                                Payment*
Maximum OBRA Expense Charge**.................  From Each Premium         1.25 percent of Premium++
                                                Payment*
Maximum Deferred Sales Charge.................  None                      N/A
Maximum Partial Surrender Fee.................  From Each Partial         Lesser of $25 or 2
                                                Surrender                 percent of Partial
                                                                          Surrender Amount+
Maximum Transfer Fee..........................  Upon Each Transfer+++     $10+++


------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.


 ** The OBRA expense charge reflects the cost to Minnesota Life of amortizing certain acquisition expenses rather than deducting such expenses on a current basis. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.


  + The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under the Omnibus Budget
    Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE CHARGE(1)
  MAXIMUM & MINIMUM CHARGE.....    On the Certificate Date and        Maximum: $32.01 Per Month Per
                                   Each Subsequent Monthly            $1,000 of Coverage
                                   Anniversary
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  CHARGE FOR A 45 YEAR OLD
  NON-SMOKING
  CERTIFICATEHOLDER............    On the Certificate Date and        Representative $0.11 Per Month
                                   Each Subsequent Monthly            Per $1,000 of Coverage
                                   Anniversary
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
MONTHLY ADMINISTRATION
  CHARGE.......................    On the Certificate Date and        Maximum: $4 Per Month(3)
                                   Each Subsequent Monthly
                                   Anniversary
LOAN INTEREST SPREAD...........    Each Monthly Anniversary           2 percent of Policy Loan Per
                                                                      Year(4)
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(5)........    On the Certificate Date and        Maximum: $0.10 Per Month Per
                                   Each Subsequent Monthly            $1,000 of Coverage
                                   Anniversary
WAIVER OF PREMIUM CHARGE(5)....    On the Certificate Date and        Maximum: 50 percent of the Cost
                                   Each Subsequent Monthly            of Insurance charge
                                   Anniversary
CHILD RIDER CHARGE(5)..........    On the Certificate Date and        Maximum: $0.35 Per Month Per
                                   Each Subsequent Monthly            $1,000 of Coverage
                                   Anniversary
SPOUSE RIDER CHARGE(1)(5)
  MAXIMUM & MINIMUM CHARGE.....    On the Certificate Date and        Maximum: $32.01 Per Month Per
                                   Each Subsequent Monthly            $1,000 of Coverage
                                   Anniversary
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1000 of Coverage
  CHARGE FOR A 45 YEAR OLD
  NON-SMOKING
  CERTIFICATEHOLDER............    On the Certificate Date and        Representative: $0.11 Per Month
                                   Each Subsequent Monthly            Per $1,000 of Coverage
                                   Anniversary

------------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

     For information concerning compensation paid for the sale of the group contract and certificates, see "Distribution of Certificates" section of the prospectus.
     The next table describes the total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged the Fund for its Portfolios for the fiscal year ended December 31, 2005. Expenses of the Portfolios may be higher or lower in the future. More detail concerning the Fund and its Portfolios' fees and expenses is contained in the prospectus for the Fund.

                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT FEES,
                 DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES)*


Fee Description                                               Minimum    Maximum
---------------                                               -------    -------
Total Annual Portfolio Operating Expenses...................   0.10%      0.82%


------------

* The Range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for the Fund Portfolios please see the Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account is divided into sub-accounts, each of which currently invests in one of the twenty-one Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.
     The separate account currently invests in the Portfolios of Fidelity VIP. The Fund prospectus accompanies this prospectus. For additional copies please call us at 1-800-843-8358. You should read the prospectus carefully before investing in the certificate.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     The Fidelity Management and Research Company ("FMR"), a subsidiary of FMR Corp., is adviser to Fidelity VIP. For more information about Fidelity VIP, see the prospectuses of the Variable Insurance Products Funds which accompany this prospectus.


Fund/Portfolio                                 Investment Adviser+              Investment Sub-Adviser
--------------                     -------------------------------------------  ----------------------
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUNDS:
Aggressive Growth Portfolio:
  Initial Class Shares
  (Seeks capital
    appreciation.)...............  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Asset Manager(SM) Portfolio:
  Initial Class Shares
  (Seeks to obtain high total
    return with reduced risk over
    the long term by allocating
    its assets among stocks,
    bonds, and short-term
    instruments.)................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Asset Manager: Growth(R)
  Portfolio: Initial Class Shares
  (Seeks to maximize total return
    by allocating its assets
    among stocks, bonds,
    short-term instruments, and
    other investments.)..........  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Balanced Portfolio: Initial Class
  Shares
  (Seeks income and capital
    growth consistent with
    reasonable risk.)............  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Contrafund(R) Portfolio: Initial
  Class Shares
  (Seeks long-term capital
    appreciation.)...............  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Dynamic Capital Appreciation
  Portfolio: Initial Class Shares
  (Seeks capital
    appreciation.)...............  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Equity-Income Portfolio: Initial
  Class Shares
  (Seeks reasonable income. The
    fund will also consider the
    potential for capital
    appreciation. The fund's goal
    is to achieve a yield which
    exceeds the composite yield
    on the securities comprising
    the Standard & Poor's 500(SM)
    Index (S&P 500(R)).).........  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Growth Portfolio: Initial Class
  Shares
  (Seeks capital
    appreciation.)...............  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Growth & Income Portfolio:
  Initial Class Shares
  (Seeks high total return
    through a combination of
    current income and capital
    appreciation.)...............  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Growth Opportunities Portfolio:
  Initial Class Shares
  (Seeks to provide capital
    growth.).....................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC

Fund/Portfolio                                 Investment Adviser+              Investment Sub-Adviser
--------------                     -------------------------------------------  ----------------------
Growth Stock Portfolio: Initial
  Class Shares
  (Seeks capital
    appreciation.)...............  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
High Income Portfolio: Initial
  Class Shares
  (Seeks a high level of current
    income, while also
    considering growth of
    capital.)....................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Index 500 Portfolio: Initial
  Class Shares...................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Investment Grade Bond Portfolio:
  Initial Class Shares...........  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Mid Cap Portfolio: Initial Class
  Shares.........................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Money Market Portfolio: Initial
  Class Shares...................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Overseas Portfolio: Initial Class
  Shares.........................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Real Estate Portfolio: Initial
  Class Shares...................  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Strategic Income Portfolio:
  Initial Class Portfolio
  (Seeks a high level of current
    income. The fund may also
    seek capital
    appreciation.)...............  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Value Portfolio: Initial Class
  Shares
  (Seeks capital
    appreciation.)...............  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC
Value Strategies Portfolio:
  Initial Class Shares
  (Seeks capital
    appreciation.)...............  Fidelity Management & Research, FMR U.K.,
                                   FMR Far East, FIIA, FIIA(U.K.)L, FIJ, FMRC


------------

+ Fidelity Management and Research (U.K.) Inc., London, England ("FMR U.K.");
  Fidelity Management and Research (Far East), Tokyo, Japan ("FMR Far East"); Fidelity International Investment Advisors, Pembroke, Bermuda ("FIIA"); Fidelity International Investment Advisors (U.K.) Limited, London, England ("FIIA(U.K.)L"); Fidelity Investments Japan Limited, Tokyo, Japan ("FIJ"); FMR Co. Inc., Boston ("FMRC")

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Fund should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or
(iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Fund's shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Fund held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Fund in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Fund in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Fund. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Fund. We will vote shares of the Fund held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Fund.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Fund or approve or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Fund or would result in the purchase of securities for the Fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue policies that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time. However, no charges shall be assessed other than those described in the fee tables herein.


FUND CHARGES
     Shares of the Fund are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.
     FMR, a subsidiary of FMR Corp., is adviser to each of the Portfolios. The advisory fees for VIP are made pursuant to a contractual agreement between VIP and FMR. For more information about these Funds, see the prospectus of the Variable Insurance Products Funds which accompany this prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                             INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.
     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made.

Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.


CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.


TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.


OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)


PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Fund. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.
     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.


OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Fund in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Fund held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximums described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Fund are valued. The net asset value of the Fund's shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

                                    SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.
     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.
     We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your contract. You should read the Portfolio prospectus for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:
-   the dollar amount of the transfer(s);
- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;
- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;
-   the number of transfers in the previous calendar quarter;
- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.
     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.
     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.


THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.



CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.


MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

                                                              FEDERAL TAX STATUS

INTRODUCTION
     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

TAX STATUS OF CERTIFICATES
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.
     We do not believe that the ownership rights of a certificate owner under the policy would result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

DIVERSIFICATION OF INVESTMENTS
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect.
     Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.
     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING
     To the extent that certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

OTHER TRANSACTIONS
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has also recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

OTHER TAXES
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.



SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.
     Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.


ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.
     For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.


ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.
     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.
     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

REVENUE SHARING
     Minnesota Life pays the costs of selling the group contracts and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. Currently, Minnesota Life does not receive any 12b-1 payments from underlying funds associated with the contracts offered by this prospectus.
     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments reimburse Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Those expenses are incurred by Minnesota Life as part of its group contract and certificate administration. Service and administrative payments received by Minnesota Life or its affiliates are equal to 0.05% of fund assets held in the separate account.
     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. Some but not all underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees and/or service or administrative fees to Minnesota Life or its affiliates.
     Minnesota Life considers profitability when determining the charges in the group contract and certificates and may earn a profit from administrative and distribution fees.

OTHER MATTERS

LEGAL PROCEEDINGS
     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                             STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters

Illustrations

Financial Statements

Investment Company Act Number 811-8830

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

                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").


The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.


Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund") and Lord Abbett Series Fund, Inc. ("Lord Abbett") (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and have 8 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SERIES FUND                                      - Money Market Portfolio
- Bond Portfolio                                 - Mortgage Securities Portfolio
- Index 400 Mid-Cap Portfolio                    - Real Estate Securities Portfolio
- Index 500 Portfolio
- Maturing Government Bond Portfolio (target     LORD ABBETT
  maturity of 2010)                              - Mid-Cap Value Portfolio

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is May 1, 2006.


Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098

                                                           [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS


                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
     Summary of Benefits and Risks..........................      2
     Risks of Owning a Variable Universal Life Insurance
      Certificate...........................................      2
     Fee Tables.............................................      6
General Descriptions........................................      8
     Minnesota Life Insurance Company.......................      8
     Minnesota Life Variable Universal Life Account.........      8
     Additions, Deletions or Substitutions..................      9
     Voting Rights..........................................     10
     The Guaranteed Account.................................     10
     Summary Information....................................     11
          Guaranteed Account Value..........................     11
Charges.....................................................     12
     Premium Expense Charges................................     12
          Sales Charge......................................     12
          Premium Tax Charge................................     12
          OBRA Expense Charge...............................     12
     Account Value Charges..................................     13
          Monthly Deduction.................................     13
          Partial Surrender Charge..........................     14
          Transfer Charge...................................     14
          Additional Benefits Charges.......................     14
     Separate Account Charges...............................     14
     Fund Charges...........................................     14
     Guarantee of Certain Charges...........................     15
Information about the Group Policy and Certificates.........     15
     Applications and Issuance..............................     15
     Dollar Cost Averaging..................................     15
     Free Look..............................................     16
     Continuation of Group Coverage.........................     16
     Conversion Right to an Individual Policy...............     16
     General Provisions of the Group Contract...............     17
          Issuance..........................................     17
          Termination.......................................     17
          Right to Examine Group Contract...................     17
          Entire Group Contract.............................     17
          Ownership of Group Contract and Group Contract
          Changes...........................................     17
Certificate Premiums........................................     18
     Premium Limitations....................................     18
     Allocation of Net Premiums and Account Value...........     18
Death Benefit and Account Values............................     19
     Option A -- Level Death Benefit........................     19
     Option B -- Increasing Death Benefit...................     19
     Change in Face Amount..................................     20
          Increases.........................................     20
          Decreases.........................................     20
     Payment of Death Benefit Proceeds......................     20
     Account Values.........................................     21
          Determination of the Guaranteed Account Value.....     21
          Determination of the Separate Account Value.......     21
          Unit Value........................................     22
          Net Investment Factor.............................     22
          Daily Values......................................     22

                                                                Page
Surrenders, Partial Surrenders and Transfers................     23
     Transfers..............................................     23
          Market Timing.....................................     24
          Guaranteed Account Transfer Restrictions..........     25
          Other Transfer Information........................     25
Loans.......................................................     26
     Loan Interest..........................................     27
     Loan Repayments........................................     27
Lapse and Reinstatement.....................................     27
     Lapse..................................................     27
     Reinstatement..........................................     28
     Additional Benefits....................................     28
          Accelerated Benefits Rider........................     28
          Waiver of Premium Rider...........................     28
          Accidental Death and Dismemberment Rider..........     28
          Child Rider.......................................     29
          Spouse Rider......................................     29
          Policyholder Contribution Rider...................     29
     General Matters Relating to the Certificate............     29
          Postponement of Payments..........................     29
          The Certificate...................................     29
          Control of Certificate............................     30
          Maturity..........................................     30
          Beneficiary.......................................     30
          Change of Beneficiary.............................     30
          Settlement Options................................     30
Federal Tax Status..........................................     31
     Introduction...........................................     31
     Taxation of Minnesota Life and the Variable Universal
      Life Account..........................................     31
     Tax Status of Certificates.............................     32
     Owner Control..........................................     32
     Diversification of Investments.........................     32
     Tax Treatment of Policy Benefits.......................     32
     Modified Endowment Contracts...........................     33
     Multiple Policies......................................     34
     Withholding............................................     34
     Other Transactions.....................................     34
     Other Taxes............................................     35
          Non-Individual Owners and Business Beneficiaries
          of Policies.......................................     35
     Split-Dollar Arrangements..............................     35
     Alternative Minimum Tax................................     35
          Economic Growth and Tax Relief Reconciliation Act
          of 2001...........................................     35
Distribution of Certificates................................     37
     Revenue Sharing........................................     37
Other Matters...............................................     38
     Legal Proceedings......................................     38
     Registration Statement.................................     38
     Financial Statements...................................     38
Statement of Additional Information.........................     39

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.
     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.
     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.


RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also assess a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Minnesota Life. The separate account has sub-accounts, each of which invests in corresponding Portfolios of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.
     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.
     Subject to the limitations in the group policy, certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in each of the 8 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.
  Series Fund Portfolios include:
     Bond Portfolio
     Index 400 Mid-Cap Portfolio
     Index 500 Portfolio
     Maturing Government Bond Portfolio--2010
     Money Market Portfolio
     Mortgage Securities Portfolio
     Real Estate Securities Portfolio
  An additional Fund Portfolio includes:
     Lord Abbett Series Fund, Inc.--Mid-Cap Value Portfolio
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus.
     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction).

The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     Tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial

Surrenders and Transfers" and "Loans" sections of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.


FEE TABLES

     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES


Charge                                       When Charge is Deducted         Amount Deducted
------                                      --------------------------    ----------------------
Maximum Sales Charge Imposed on
  Premiums................................  From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge................  From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**.............  From Each Premium Payment*    1.25 percent of
                                                                          Premium++
Maximum Deferred Sales Charge.............  None                          N/A
Maximum Partial Surrender Fee.............  From Each Partial             Lesser of $25 or 2
                                            Surrender                     percent of Partial
                                                                          Surrender Amount+
Maximum Transfer Fee......................  Upon Each Transfer+++         $10+++


------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.


 ** The OBRA expense charge reflects the cost to Minnesota Life of amortizing certain acquisition expenses rather than deducting such expenses on a current basis. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.


  + The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under the Omnibus Budget
    Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE CHARGE(1)
  MAXIMUM & MINIMUM CHARGE.....    On the Certificate Date and        Maximum: $32.01 per month per
                                   Each Subsequent Monthly            $1,000 of coverage
                                   Anniversary
                                                                      Minimum: $0.03 per month per
                                                                      $1,000 of coverage
  CHARGE FOR A 45 YEAR OLD
  NON-SMOKING
  CERTIFICATEHOLDER............    On the Certificate Date and        Representative $0.11 per month
                                   Each Subsequent Monthly            per $1,000 of coverage
                                   Anniversary
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
MONTHLY ADMINISTRATION CHARGE..    On the Certificate Date and        Maximum: $4 per month(3)
                                   Each Subsequent Monthly
                                   Anniversary
LOAN INTEREST SPREAD...........    Each Monthly Anniversary           2 percent of Policy Loan per
                                                                      year(4)
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(5)........    On the Certificate Date and        Maximum: $0.10 per month per
                                   Each Subsequent Monthly            $1,000 of coverage
                                   Anniversary
WAIVER OF PREMIUM CHARGE(5)....    On the Certificate Date and        Maximum: 50 percent of the cost
                                   Each Subsequent Monthly            of insurance charge
                                   Anniversary
CHILD RIDER CHARGE(5)..........    On the Certificate Date and        Maximum: $0.35 per month per
                                   Each Subsequent Monthly            $1,000 of coverage
                                   Anniversary
SPOUSE RIDER CHARGE(1)(5)
  MAXIMUM & MINIMUM CHARGE.....    On the Certificate Date and        Maximum: $32.01 per month per
                                   Each Subsequent Monthly            $1,000 of coverage
                                   Anniversary
                                                                      Minimum: $0.03 per month per
                                                                      $1000 of coverage
  CHARGE FOR A 45 YEAR OLD
  NON-SMOKING
  CERTIFICATEHOLDER............    On the Certificate Date and        Representative: $0.11 per month
                                   Each Subsequent Monthly            per $1,000 of coverage
                                   Anniversary

------------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.
     The next table describes the total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2005. Expenses of the Portfolios may be higher or lower in the future. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.

                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT FEES,
                 DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES)*


Fee Description                                               Minimum   Maximum
---------------                                               -------   -------
Total Annual Portfolio Operating Expenses...................   0.50%     2.24%


---------------

* The Range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account is divided into sub-accounts, each of which currently invests in one of the 8 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.
     The separate account currently invests in the Portfolios of Series Fund and Lord Abbett Series Fund, Inc. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.
     Below is a list of the Portfolios and their adviser.

Fund/Portfolio                                                         Investment Adviser
--------------
                                                                ---------------------------------
SERIES FUND:
Bond Portfolio..............................................    Advantus Capital Management, Inc.
Index 400 Mid-Cap Portfolio.................................    Advantus Capital Management, Inc.
Index 500 Portfolio.........................................    Advantus Capital Management, Inc.
Maturing Government Bond Portfolio--2010....................    Advantus Capital Management, Inc.
Money Market Portfolio......................................    Advantus Capital Management, Inc.
Mortgage Securities Portfolio...............................    Advantus Capital Management, Inc.
Real Estate Securities Portfolio............................    Advantus Capital Management, Inc.
LORD ABBETT SERIES FUND, INC.:
Mid-Cap Value Portfolio.....................................    Lord, Abbett & Co. LLC

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue policies that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time. However, no charges shall be assessed other than those described in the fee tables herein.


FUND CHARGES
     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                             INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.
     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50.

We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.


CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.


TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.


OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)


PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.
     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.


OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Funds in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Funds held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximum described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

                                    SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.
     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.
     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your contract. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:
-   the dollar amount of the transfer(s);
- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;
- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;
-   the number of transfers in the previous calendar quarter;
- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.
     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience

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

difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment

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

resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.
     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.


THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.



CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.


MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

                                                              FEDERAL TAX STATUS

INTRODUCTION
     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

TAX STATUS OF CERTIFICATES
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.
     We do not believe that the ownership rights of a certificate owner under the policy would result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

DIVERSIFICATION OF INVESTMENTS
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect.
     Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.
     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING
     To the extent that certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

OTHER TRANSACTIONS
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has also recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

OTHER TAXES
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.


SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.
     Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.


ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.
     For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.


ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.
     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.
     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                                                    DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms") . Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.
     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

REVENUE SHARING
     Minnesota Life pays the costs of selling the group contracts and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0.00% to 0.25% of fund assets held in the separate account.
     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments reimburse Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Those expenses are incurred by Minnesota Life as part of its group contract and certificate administration. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0.00% to 0.25% of fund assets held in the separate account.
     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. Some but not all underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees and/or service or administrative fees to Minnesota Life or its affiliates.
     Minnesota Life considers profitability when determining the charges in the group contract and certificates and may earn a profit from administrative and distribution fees.

OTHER MATTERS

LEGAL PROCEEDINGS
     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                             STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters

Illustrations

Financial Statements

Investment Company Act Number 811-8830

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION



Item Number    Caption in Statement of Additional Information
    15.        Cover Page and Table of Contents

    16.        General Information and History

    17.        Services

    18.        Premiums

    19.        Additional Information About Operation of Contracts and Minnesota
               Life Variable Universal Life Account

    20.        Underwriters

    21.        Additional Information About Charges

    22.        Lapse and Reinstatement

    23.        Loans

    24.        Financial Statements

    25.        Illustrations

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)




                       STATEMENT OF ADDITIONAL INFORMATION

        THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: MAY 1, 2006


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the current prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-843-8358, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information by reference.

Table of Contents


General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to policy and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.


The separate account currently invests in the Series Fund, Fidelity VIP, Janus Aspen Series, W&R Target Funds, Inc. and Lord Abbett Series Fund, Inc.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.


ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.

If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.

If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:

o        the monthly cost of insurance charges that were paid; and
o the monthly cost of insurance charges that should have been paid based on the insured's correct age.

The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.


EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.

An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.
DEATH BENEFIT The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC
Section 7702.
For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:


Attained   Applicable
  Age      Percentage

   35         432.4%
   45         310.2
   55         226.9
   65         171.8
   75         137.5


For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:


Attained   Applicable      Attained   Applicable      Attained   Applicable
  Age      Percentage        Age      Percentage        Age      Percentage
40 & below    250%            54         157%            68         117%
   41         243             55         150             69         116
   42         236             56         146             70         115
   43         229             57         142             71         113
   44         222             58         138             72         111
   45         215             59         134             73         109
   46         209             60         130             74         107
   47         203             61         128            75-90       105
   48         197             62         126             91         104
   49         191             63         124             92         103
   50         185             64         122             93         102
   51         178             65         120             94         101
   52         171             66         119             95         100
   53         164             67         118

Several factors that may influence the premium limit under the Guideline Premium/Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract.
(See "Federal Tax Status".)

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The contracts and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. Amounts paid by Minnesota Life to the underwriter for 2005, 2004 and 2003 were $227,813, $428,169 and $493,923, respectively.


Securian Financial may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, Securian Financial may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.




UNDERWRITING The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, a 0.50 percent mortality and expense charge and a 0.25 percent OBRA expense charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, mortality and expense risk charge, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The account values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or account values were allocated differently among individual sub-accounts with varying rates of return. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table. A maximum sales charge of 5 percent is also used. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.


The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in the prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "Fund Charges" in the prospectus. The average annual expense number used in the illustrations (0.98 percent) does not include waivers, reductions, and reimbursements. Gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.47 percent, 4.44 percent and 10.36 percent.


The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now. To produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") and therefore the values do not reflect the additional premium expense charge to cover Minnesota Life's increased OBRA related expenses in that situation (as described in "OBRA Expense Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred, that no optional riders have been requested and that no allocations have been made to the guaranteed account. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 401 Robert Street North, Saint Paul, Minnesota 55101.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*


                                                     - Assuming Hypothetical Investment Returns Of -
                                          0% Gross(2)                   6% Gross(2)                   12% Gross(2)
                                        (-1.47% Net)(3)               (4.44% Net)(3)                 (10.36% Net)(3)
End of       Att     Annual          Account        Death          Account        Death          Account         Death
Pol Yr       Age     Premium        Value(4)       Benefit        Value(4)       Benefit         Value(4)       Benefit
------       ---     -------        --------       -------        --------       -------        ---------      ---------
   1          46       1,800           1,455       100,000           1,502       100,000            1,548        100,000
   2          47       1,800           2,680       100,000           3,062       100,000            3,247        100,000
   3          48       1,800           4,264       100,000           4,671       100,000            5,102        100,000
   4          49       1,800           5,620       100,000           6,343       100,000            7,142        100,000
   5          50       1,800           6,958       100,000           8,094       100,000            9,398        100,000
   6          51       1,800           8,259       100,000           9,905       100,000           11,871        100,000
   7          52       1,800           9,510       100,000          11,768       100,000           14,574        100,000
   8          53       1,800          10,726       100,000          13,699       100,000           17,545        100,000
   9          54       1,800          11,886       100,000          15,679       100,000           20,793        100,000
  10          55       1,800          12,991       100,000          17,715       100,000           24,352        100,000

  15          60       1,800          17,435       100,000          28,573       100,000           47,989        100,000
  20          65       1,800          19,853       100,000          40,787       100,000           86,847        104,217
  25          70       1,800          19,876       100,000          55,052       100,000          150,684        173,287
  30          75       1,800          12,494       100,000          70,743       100,000          252,931        265,578
  35          80       1,800               0       100,000          89,911       100,000          417,882        436,776
  40          85       1,800               0       100,000         117,257       123,119          674,227        707,939
  45          90       1,800               0       100,000         148,244       155,656        1,063,659      1,116,842
  50          95       1,800               0       100,000         186,205       188,067        1,682,028      1,698,848


(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*


                                               - Assuming Hypothetical Investment Returns Of -

                                        0% Gross(2)             6% Gross(2)               12% Gross(2)
                                      (-1.47% Net)(3)          (4.44% Net)(3)           (10.36% Net)(3)
End of       Att      Annual         Account     Death       Account      Death        Account        Death
Pol Yr       Age      Premium       Value(4)    Benefit     Value(4)     Benefit      Value(4)       Benefit
------       ---      -------       --------    -------     --------     -------      ---------     ---------
   1          56        3,000          2,302    100,000        2,376     100,000          2,449       100,000
   2          57        3,000          4,500    100,000        4,786     100,000          5,079       100,000
   3          58        3,000          6,611    100,000        7,249     100,000          7,926       100,000
   4          59        3,000          8,627    100,000        9,758     100,000         11,008       100,000
   5          60        3,000         10,552    100,000       12,321     100,000         14,355       100,000
   6          61        3,000         12,380    100,000       14,934     100,000         17,994       100,000
   7          62        3,000         14,114    100,000       17,605     100,000         21,964       100,000
   8          63        3,000         15,748    100,000       20,333     100,000         26,303       100,000
   9          64        3,000         17,296    100,000       23,136     100,000         31,071       100,000
  10          65        3,000         18,742    100,000       26,005     100,000         36,311       100,000

  15          70        3,000         24,485    100,000       41,729     100,000         72,408       100,000
  20          75        3,000         23,635    100,000       58,115     100,000        133,898       140,593
  25          80        3,000          9,009    100,000       75,789     100,000        233,608       245,288
  30          85        3,000              0    100,000      101,430     106,501        368,939       408,386
  35          90        3,000              0    100,000      135,774     142,563        625,386       656,655
  40          95        3,000              0    100,000      177,735     179,512      1,000,840     1,010,848


(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES


                                               - Assuming Hypothetical Investment Returns Of -
                                       0% Gross(2)              6% Gross(2)              12% Gross(2)
                                     (-1.47% Net)(3)          (4.44% Net)(3)            (10.36% Net)(3)
End of      Att      Annual         Account     Death        Account     Death         Account     Death
Pol Yr      Age      Premium       Value(4)    Benefit      Value(4)    Benefit       Value(4)    Benefit
------      ---      -------       --------    -------      --------    -------       --------    -------
   1         46        1,800          1,058    100,000         1,092    100,000          1,126    100,000
   2         47        1,800          2,063    100,000         2,194    100,000          2,329    100,000
   3         48        1,800          3,014    100,000         3,306    100,000          3,616    100,000
   4         49        1,800          3,908    100,000         4,424    100,000          4,995    100,000
   5         50        1,800          4,743    100,000         5,547    100,000          6,472    100,000
   6         51        1,800          5,514    100,000         6,668    100,000          8,054    100,000
   7         52        1,800          6,213    100,000         7,782    100,000          9,746    100,000
   8         53        1,800          6,835    100,000         8,882    100,000         11,555    100,000
   9         54        1,800          7,371    100,000         9,958    100,000         13,488    100,000
  10         55        1,800          7,816    100,000        11,005    100,000         15,556    100,000

  15         60        1,800          8,492    100,000        15,597    100,000         28,517    100,000
  20         65        1,800          5,524    100,000        18,003    100,000         48,129    100,000
  25         70        1,800              0    100,000        14,993    100,000         80,732    100,000
  30         75        1,800              0    100,000             0    100,000        138,420    145,341
  35         80        1,800              0    100,000             0    100,000        231,839    243,431
  40         85        1,800              0    100,000             0    100,000        376,344    395,161
  45         90        1,800              0    100,000             0    100,000        582,505    622,130
  50         95        1,800              0    100,000             0    100,000        935,541    944,896


(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES


                                              - Assuming Hypothetical Investment Returns Of -
                                        0% Gross(2)                6% Gross(2)             12% Gross(2)
                                      (-1.47% Net)(3)            (4.44% Net)(3)           (10.36% Net)(3)
End of      Att     Annual          Account       Death        Account      Death        Account       Death
Pol Yr      Age     Premium        Value(4)      Benefit      Value(4)     Benefit      Value(4)      Benefit
------      ---     -------        --------      -------      --------     -------      --------      -------
   1         56       3,000           1,476      100,000         1,524     100,000         1,571      100,000
   2         57       3,000           2,843      100,000         3,025     100,000         3,212      100,000
   3         58       3,000           4,096      100,000         4,501     100,000         4,932      100,000
   4         59       3,000           5,236      100,000         5,948     100,000         6,737      100,000
   5         60       3,000           6,252      100,000         7,356     100,000         8,632      100,000
   6         61       3,000           7,132      100,000         8,711     100,000        10,616      100,000
   7         62       3,000           7,859      100,000         9,995     100,000        12,688      100,000
   8         63       3,000           8,410      100,000        11,183     100,000        14,843      100,000
   9         64       3,000           8,764      100,000        12,251     100,000        17,076      100,000
  10         65       3,000           8,897      100,000        13,172     100,000        19,388      100,000

  15         70       3,000           5,518      100,000        14,706     100,000        32,514      100,000
  20         75       3,000               0      100,000         5,736     100,000        49,496      100,000
  25         80       3,000               0      100,000             0     100,000        75,874      100,000
  30         85       3,000               0      100,000             0     100,000       133,010      139,660
  35         90       3,000               0      100,000             0     100,000       223,243      234,406
  40         95       3,000               0      100,000             0     100,000       366,366      370,030


(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*


                                                       - Assuming Hypothetical Investment Returns Of -
                                               0% Gross(2)                6% Gross(2)              12% Gross(2)
                                             (-1.47% Net)(3)             (4.44% Net)(3)          (10.36% Net)(3)
End of         Att        Annual          Account          Death       Account      Death       Account      Death
Pol Yr         Age       Premium          Value(4)        Benefit      Value(4)    Benefit      Value(4)    Benefit
------         ---       -------          --------        -------      --------    -------      --------    -------
  1            46          1,800             1,549         51,549         1,599     51,599         1,648     51,648
  2            47          1,800             3,069         53,069         3,262     53,262         3,460     53,460
  3            48          1,800             4,555         54,555         4,988     54,988         5,447     55,447
  4            49          1,800             6,014         56,014         6,784     56,784         7,633     57,633
  5            50          1,800             7,450         57,450         8,659     58,659        10,046     60,046
  6            51          1,800             8,854         58,854        10,606     60,606        12,696     62,696
  7            52          1,800            10,220         60,220        12,620     62,620        15,601     65,601
  8            53          1,800            11,553         61,553        14,712     64,712        18,795     68,795
  9            54          1,800            12,843         62,843        16,873     66,873        22,294     72,294
 10            55          1,800            14,090         64,090        19,104     69,104        26,130     76,130

 15            60          1,800            19,519         69,519        31,243     81,243        51,492    101,492
 20            65          1,800            23,444         73,444        45,039     95,039        91,513    141,513
 25            70          1,800            25,658         75,658        60,536    110,536       155,119    205,119
 30            75          1,800            23,446         73,446        74,981    124,981       253,795    303,795
 35            80          1,800            13,860         63,860        84,214    134,214       405,216    455,216
 40            85          1,800                 0         50,000        80,765    130,765       635,978    685,978
 45            90          1,800                 0         50,000        58,417    108,417       992,702  1,042,702
 50            95          1,800                 0         50,000         3,092     53,092     1,544,500  1,594,500


(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*


                                                - Assuming Hypothetical Investment Returns Of -
                                        0% Gross(2)              6% Gross(2)                12% Gross(2)
                                     (-1.47% Net)(3)            (4.44% Net)(3)            (10.36% Net)(3)
End of       Att      Annual        Account      Death        Account       Death        Account       Death
Pol Yr       Age      Premium      Value(4)     Benefit      Value(4)      Benefit      Value(4)      Benefit
------       ---      -------      --------     -------      --------      -------      --------      -------
  1          56         3,000         2,534      52,534         2,616       52,616         2,696       52,696
  2          57         3,000         4,989      54,989         5,304       55,304         5,626       55,626
  3          58         3,000         7,373      57,373         8,076       58,076         8,822       58,822
  4          59         3,000         9,679      59,679        10,927       60,927        12,304       62,304
  5          60         3,000        11,910      61,910        13,862       63,862        16,103       66,103
  6          61         3,000        14,061      64,061        16,878       66,878        20,244       70,244
  7          62         3,000        16,133      66,133        19,980       69,980        24,764       74,764
  8          63         3,000        18,120      68,120        23,163       73,163        29,695       79,695
  9          64         3,000        20,031      70,031        26,439       76,439        35,085       85,085
 10          65         3,000        21,854      71,854        29,800       79,800        40,971       90,971

 15          70         3,000        29,658      79,658        47,958       97,958        79,774      129,774
 20          75         3,000        32,637      82,637        65,712      115,712       137,857      187,857
 25          80         3,000        27,872      77,872        79,056      129,056       222,841      272,841
 30          85         3,000        10,411      60,411        80,716      130,716       344,867      394,867
 35          90         3,000             0      50,000        64,718      114,718       523,626      573,626
 40          95         3,000             0      50,000        17,285       67,285       784,731      834,731


(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES


                                                 - Assuming Hypothetical Investment Returns Of -
                                          0% Gross(2)              6% Gross(2)                12% Gross(2)
                                        (-1.47% Net)(3)           (4.44% Net)(3)            (10.36% Net)(3)
End of       Att      Annual          Account      Death        Account       Death        Account       Death
Pol Yr       Age      Premium        Value(4)     Benefit      Value(4)      Benefit      Value(4)      Benefit
------       ---      -------        --------     -------      --------      -------      --------     ---------
   1          46        1,800           1,332      51,332         1,375       51,375         1,417        51,417
   2          47        1,800           2,622      52,622         2,787       52,787         2,956        52,956
   3          48        1,800           3,870      53,870         4,239       54,239         4,631        54,631
   4          49        1,800           5,075      55,075         5,729       55,729         6,453        56,453
   5          50        1,800           6,234      56,234         7,258       57,258         8,434        58,434
   6          51        1,800           7,346      57,346         8,822       58,822        10,587        60,587
   7          52        1,800           8,406      58,406        10,420       60,420        12,926        62,926
   8          53        1,800           9,412      59,412        12,049       62,049        15,466        65,466
   9          54        1,800          10,359      60,359        13,704       63,704        18,222        68,222
  10          55        1,800          11,244      61,244        15,384       65,384        21,212        71,212

  15          60        1,800          14,662      64,662        24,059       74,059        40,488        90,488
  20          65        1,800          15,942      65,942        32,670       82,670        69,550       119,550
  25          70        1,800          13,998      63,998        39,765       89,765       112,969       162,969
  30          75        1,800           7,145      57,145        42,801       92,801       177,418       227,418
  35          80        1,800               0      50,000        36,834       86,834       271,693       321,693
  40          85        1,800               0      50,000        15,052       65,052       409,513       459,513
  45          90        1,800               0      50,000             0       50,000       609,979       659,979
  50          95        1,800               0      50,000             0       50,000       905,250       955,250


(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES


                                                  - Assuming Hypothetical Investment Returns Of -
                                           0% Gross(2)              6% Gross(2)            12% Gross(2)
                                        (-1.47% Net)(3)           (4.44% Net)(3)          (10.36% Net)(3)
End of       Att      Annual          Account       Death       Account      Death       Account      Death
Pol Yr       Age      Premium        Value(4)      Benefit     Value(4)     Benefit     Value(4)     Benefit
------       ---      -------        --------      -------     --------     -------     --------     -------
  1           56        3,000           2,089       52,089        2,157      52,157        2,223      52,223
  2           57        3,000           4,094       54,094        4,353      54,353        4,618      54,618
  3           58        3,000           6,012       56,012        6,588      56,588        7,200      57,200
  4           59        3,000           7,842       57,842        8,861      58,861        9,987      59,987
  5           60        3,000           9,580       59,580       11,168      61,168       12,992      62,992
  6           61        3,000          11,219       61,219       13,500      63,500       16,230      66,230
  7           62        3,000          12,749       62,749       15,850      65,850       19,714      69,714
  8           63        3,000          14,161       64,161       18,205      68,205       23,456      73,456
  9           64        3,000          15,443       65,443       20,551      70,551       27,470      77,470
 10           65        3,000          16,584       66,584       22,876      72,876       31,769      81,769

 15           70        3,000          19,955       69,955       33,821      83,821       58,356     108,356
 20           75        3,000          18,038       68,038       41,641      91,641       95,256     145,256
 25           80        3,000           7,801       57,801       41,620      91,620      144,443     194,443
 30           85        3,000               0       50,000       27,227      77,227      208,467     258,467
 35           90        3,000               0       50,000            0      50,000      288,155     338,155
 40           95        3,000               0       50,000            0      50,000      385,750     435,750


(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FINANCIAL STATEMENTS



The consolidated financial statements of Minnesota Life Insurance Company and subsidiaries and the financial statements of the Minnesota Life Variable Universal Life Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing. The report dated March 13, 2006 on the consolidated financial statements of Minnesota Life Insurance Company and subsidiaries refers to the adoption, effective January 1, 2004, of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

(KPMG LOGO)

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Minnesota Life Insurance Company and Policy
     Owners of Minnesota Life Variable Universal Life Account:

We have audited the accompanying statements of assets and liabilities of the Advantus Bond, Advantus Money Market, Advantus Index 500, Advantus Mortgage Securities, Advantus Maturing Government Bond 2006, Advantus Maturing Government Bond 2010, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, Fidelity VIP Contrafund, Fidelity VIP Growth & Income, Fidelity VIP Equity-Income, Fidelity VIP High Income, Fidelity VIP Asset Manager, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Fidelity VIP Money Market, Fidelity VIP Overseas, Fidelity VIP Aggressive Growth, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Value, Fidelity VIP Value Strategy, Fidelity VIP Growth Stock, Fidelity VIP Real Estate, Fidelity VIP Strategic Income, Janus Aspen Forty, Janus Aspen International Growth, Lord Abbett Mid Cap Value, Waddell & Reed Balanced, Waddell & Reed Growth, Waddell & Reed International Value, Waddell & Reed Small Cap Growth, Waddell & Reed Value, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value and Waddell & Reed Core Equity Segregated Sub-Accounts of Minnesota Life Variable Universal Life Account (the Account) as of December 31, 2005, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2005, were confirmed to us by the respective sub-account mutual fund or, for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advantus Bond, Advantus Money Market, Advantus Index 500, Advantus Mortgage Securities, Advantus Maturing Government Bond 2006, Advantus Maturing Government Bond 2010, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, Fidelity VIP Contrafund, Fidelity VIP Growth & Income, Fidelity VIP Equity Income, Fidelity VIP High Income, Fidelity VIP Asset Manager, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Fidelity VIP Money Market, Fidelity VIP Overseas, Fidelity VIP Aggressive Growth, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Value, Fidelity VIP Value Strategy, Fidelity VIP Growth Stock, Fidelity VIP Real Estate, Fidelity VIP Strategic Income, Janus Aspen Forty, Janus Aspen International Growth, Lord Abbott Mid Cap Value, Waddell & Reed Balanced, Waddell & Reed Growth, Waddell & Reed International Value, Waddell & Reed Small Cap Growth, Waddell & Reed Value, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value and Waddell & Reed Core Equity Segregated Sub-Accounts of Minnesota Life Variable Universal Life Account at December 31, 2005, and the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
March 24, 2006

          KPMG LLP, a U.S. limited liability partnership, is the U.S.
             member firm of KPMG International, a Swiss cooperative.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2005

                                                                            SEGREGATED SUB-ACCOUNTS
                                             -------------------------------------------------------------------------------------
                                                                                              ADVANTUS    ADVANTUS
                                                           ADVANTUS   ADVANTUS    ADVANTUS    MATURING    MATURING      ADVANTUS
                                               ADVANTUS     MONEY       INDEX     MORTGAGE   GOVERNMENT  GOVERNMENT  INTERNATIONAL
                                                 BOND       MARKET       500     SECURITIES   BOND 2006  BOND 2010        BOND
                                             -----------  ---------  ----------  ----------  ----------  ----------  -------------
                  ASSETS

Investments in shares of Advantus Series
   Fund, Inc.:
   Bond Portfolio, 20,339,226 shares at
      net asset value of $1.48 per share
      (cost $25,939,164)...................  $30,011,118         --          --         --         --           --           --
   Money Market Portfolio, 4,581,386
      shares at net asset value of $1.00
      per share (cost $4,581,386)..........           --  4,581,386          --         --         --           --           --
   Index 500 Portfolio, 12,263,648
      shares at net asset value of $3.98
      per share (cost $44,592,275).........           --         --  48,830,916         --         --           --           --
   Mortgage Securities Portfolio,
      170,981 shares at net asset value
      of $1.45 per share (cost $239,831)...           --         --          --    247,320         --           --           --
   Maturing Government Bond 2006
      Portfolio, 1,959 shares at net
      asset value of $1.39 per share
      (cost $2,372)........................           --         --          --         --      2,730           --           --
   Maturing Government Bond 2010
      Portfolio, 89,311 shares at net
      asset value of $1.60 per share
      (cost $144,216)......................           --         --          --         --         --      142,983           --
   International Bond Portfolio, 11,786
      shares at net asset value of $1.33
      per share (cost $15,061).............           --         --          --         --         --           --       15,623
                                             -----------  ---------  ----------    -------      -----      -------       ------
                                              30,011,118  4,581,386  48,830,916    247,320      2,730      142,983       15,623
Receivable from Minnesota Life for
   Policy purchase payments................           --         --          --         --         --           --           --
Receivable for investments sold............       25,918     10,215      58,692        486         --          258          216
                                             -----------  ---------  ----------    -------      -----      -------       ------
         Total assets......................   30,037,036  4,591,601  48,889,608    247,806      2,730      143,241       15,839
                                             -----------  ---------  ----------    -------      -----      -------       ------

                LIABILITIES

Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges...........       25,918     10,215      58,692        486         --          258          216
Payable for investments purchased..........           --         --          --         --         --           --           --
                                             -----------  ---------  ----------    -------      -----      -------       ------
         Total liabilities.................       25,918     10,215      58,692        486         --          258          216
                                             -----------  ---------  ----------    -------      -----      -------       ------
         Net assets applicable to Policy
            owners.........................  $30,011,118  4,581,386  48,830,916    247,320      2,730      142,983       15,623
                                             ===========  =========  ==========    =======      =====      =======       ======

           POLICY OWNERS' EQUITY

         Total Policy Owners' equity
            (notes 5 and 6)................  $30,011,118  4,581,386  48,830,916    247,320      2,730      142,983       15,623
                                             ===========  =========  ==========    =======      =====      =======       ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2005

                                                                              SEGREGATED SUB-ACCOUNTS
                                               -------------------------------------------------------------------------------------
                                                                                        FIDELITY    FIDELITY                FIDELITY
                                                 ADVANTUS     ADVANTUS                    VIP         VIP                     VIP
                                                INDEX 400   REAL ESTATE  FIDELITY VIP   GROWTH &     EQUITY-  FIDELITY VIP    ASSET
                                                 MID-CAP     SECURITIES   CONTRAFUND     INCOME      INCOME    HIGH INCOME   MANAGER
                                               -----------  -----------  ------------  ----------  ---------  ------------  --------
                   ASSETS

Investments in shares of Advantus Series
   Fund, Inc.:
   Index 400 Mid-Cap Portfolio,
      9,390,942 shares at net asset
      value of $1.68 per share
      (cost $13,562,388).....................  $15,754,573          --            --           --         --          --          --
   Real Estate Securities Portfolio,
      489,480 shares at net asset value
      of $2.19 per share
      (cost $1,024,992)......................           --   1,073,027            --           --         --          --          --
Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Contrafund Portfolio, 175,055 shares
      at net asset value of $31.03 per
      share (cost $4,221,056)................           --          --     5,431,971           --         --          --          --
   Growth & Income Portfolio, 75,189
      shares at net asset value of
      $14.75 per share (cost $990,890).......           --          --            --    1,109,044         --          --          --
   Equity--Income Portfolio, 62,634
      shares at net asset value of
      $25.49 per share (cost $1,390,959).....           --          --            --           --  1,596,529          --          --
   High Income Portfolio, 145,767 shares
      at net asset value of $6.17 per
      share (cost $944,241)..................           --          --            --           --         --     899,382          --
   Asset Manager Portfolio, 27,855
      shares at net asset value of
      $15.04 per share (cost $396,879).......           --          --            --           --         --          --     418,944
                                               -----------   ---------     ---------    ---------  ---------     -------     -------
                                                15,754,573   1,073,027     5,431,971    1,109,044  1,596,529     899,382     418,944
Receivable from Minnesota Life for
   Policy purchase payments..................           --          --         2,912        1,645         --          --           2
Receivable for investments sold..............        7,899         941            --           --      2,453         434          --
                                               -----------   ---------     ---------    ---------  ---------     -------     -------
         Total assets........................   15,762,472   1,073,968     5,434,883    1,110,689  1,598,982     899,816     418,946
                                               -----------   ---------     ---------    ---------  ---------     -------     -------

                 LIABILITIES

Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges.............        7,899         941            --           --      2,453         434          --
Payable for investments purchased............           --          --         2,912        1,645         --          --           2
                                               -----------   ---------     ---------    ---------  ---------     -------     -------
         Total liabilities...................        7,899         941         2,912        1,645      2,453         434           2
                                               -----------   ---------     ---------    ---------  ---------     -------     -------
         Net assets applicable to Policy
            owners...........................  $15,754,573   1,073,027     5,431,971    1,109,044  1,596,529     899,382     418,944
                                               ===========   =========     =========    =========  =========     =======     =======

            POLICY OWNERS' EQUITY

         Total Policy Owners' equity
            (notes 5 and 6)..................  $15,754,573   1,073,027     5,431,971    1,109,044  1,596,529     899,382     418,944
                                               ===========   =========     =========    =========  =========     =======     =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2005

                                                                           SEGREGATED SUB-ACCOUNTS
                                             -----------------------------------------------------------------------------------
                                             FIDELITY
                                                VIP
                                               ASSET   FIDELITY   FIDELITY   FIDELITY VIP                FIDELITY VIP   FIDELITY
                                              MANAGER    VIP         VIP        GROWTH     FIDELITY VIP   INVESTMENT       VIP
                                              GROWTH   BALANCED    GROWTH   OPPORTUNITIES   INDEX 500     GRADE BOND    MID-CAP
                                             --------  --------  ---------  -------------  ------------  ------------  ---------
                  ASSETS

Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Asset Manager Growth Portfolio,
      73,139 shares at net asset value
      of $12.97 per share
      (cost $877,996)......................  $948,614        --         --           --             --           --           --
   Balanced Portfolio, 24,600 shares at
      net asset value of $14.78 per
      share (cost $336,037)................        --   363,589         --           --             --           --           --
   Growth Portfolio, 145,529 shares at
      net asset value of $33.70 per
      share (cost $4,589,352)..............        --        --  4,904,344           --             --           --           --
   Growth Opportunities Portfolio,
      73,350 shares at net asset value
      of $17.34 per share
      (cost $1,111,996)....................        --        --         --    1,271,882             --           --           --
   Index 500 Portfolio, 15,033 shares at
      net asset value of $141.88 per
      share (cost $1,943,614)..............        --        --         --           --      2,132,821           --           --
   Investment Grade Bond Portfolio,
      45,593 shares at net asset value
      of $12.76 per share
      (cost $590,181)......................        --        --         --           --             --      581,764           --
   Mid--Cap Fund, 174,143 shares at net
      asset value of $35.11 per share
      (cost $3,989,621)....................        --        --         --           --             --           --    6,114,165
                                             --------   -------  ---------    ---------      ---------      -------    ---------
                                              948,614   363,589  4,904,344    1,271,882      2,132,821      581,764    6,114,165

Receivable from Minnesota Life for
   Policy purchase payments................        --       967      2,060          791            623           40        1,846
Receivable for investments sold............         1        --         --           --             --           --           --
                                             --------   -------  ---------    ---------      ---------      -------    ---------
         Total assets......................   948,615   364,556  4,906,404    1,272,673      2,133,444      581,804    6,116,011
                                             --------   -------  ---------    ---------      ---------      -------    ---------

                LIABILITIES

Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges...........         1        --         --           --             --           --           --
Payable for investments purchased..........        --       967      2,060          791            623           40        1,846
                                             --------   -------  ---------    ---------      ---------      -------    ---------
         Total liabilities.................         1       967      2,060          791            623           40        1,846
                                             --------   -------  ---------    ---------      ---------      -------    ---------
         Net assets applicable to Policy
            owners.........................  $948,614   363,589  4,904,344    1,271,882      2,132,821      581,764    6,114,165
                                             ========   =======  =========    =========      =========      =======    =========

           POLICY OWNERS' EQUITY

         Total Policy Owners' equity
            (notes 5 and 6)................  $948,614   363,589  4,904,344    1,271,882      2,132,821      581,764    6,114,165
                                             ========   =======  =========    =========      =========      =======    =========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                                             SEGREGATED SUB-ACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                                          FIDELITY      FIDELITY                FIDELITY   FIDELITY
                                                              FIDELITY       VIP       VIP DYNAMIC   FIDELITY      VIP        VIP
                                              FIDELITY VIP      VIP      AGGRESSIVE      CAPITAL        VIP       VALUE     GROWTH
                                              MONEY MARKET    OVERSEAS     GROWTH     APPRECIATION     VALUE    STRATEGY     STOCK
                                              ------------   ---------   ----------   ------------   --------   --------   --------
                   ASSETS

Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Money Market Portfolio, 528,594
      shares at net asset value of $1.00
      per share (cost $528,594) ...........     $528,594            --          --            --           --         --        --
   Overseas Portfolio, 171,173 shares at
      net asset value of $20.61 per
      share (cost $2,729,288) .............           --     3,527,868          --            --           --         --        --
   Aggressive Growth Portfolio, 15,332
      shares at net asset value of $9.15
      per share (cost $128,980) ...........           --            --     140,287            --           --         --        --
   Dynamic Capital Appreciation
      Portfolio, 16,264 shares at net
      asset value of $8.71 per share
      (cost $131,124) .....................           --            --          --       141,663           --         --        --
   Value Portfolio, 13,785 shares at net
      asset value of $12.63 per share
      (cost $155,625) .....................           --            --          --            --      174,108         --        --
   Value Strategy Portfolio, 11,670
      shares at net asset value of
      $14.01 per share (cost $149,665) ....           --            --          --            --           --    163,490        --
   Growth Stock Portfolio, 4,844 shares
      at net asset value of $11.94 per
      share (cost $55,342) ................           --            --          --            --           --         --    57,843
                                                --------     ---------     -------       -------      -------    -------    ------
                                                 528,594     3,527,868     140,287       141,663      174,108    163,490    57,843
Receivable from Minnesota Life for
   Policy purchase payments ...............          241         7,211          10            --           --         --        21
Receivable for investments sold ...........           --            --          --             1            1          1        --
                                                --------     ---------     -------       -------      -------    -------    ------
         Total assets .....................      528,835     3,535,079     140,297       141,664      174,109    163,491    57,864
                                                --------     ---------     -------       -------      -------    -------    ------

                LIABILITIES

Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges ..........           --            --          --             1            1          1        --
Payable for investments purchased .........          241         7,211          10            --           --         --        21
                                                --------     ---------     -------       -------      -------    -------    ------
         Total liabilities ................          241         7,211          10             1            1          1        21
                                                --------     ---------     -------       -------      -------    -------    ------
         Net assets applicable to Policy
            owners ........................     $528,594     3,527,868     140,287       141,663      174,108    163,490    57,843
                                                ========     =========     =======       =======      =======    =======    ======

           POLICY OWNERS' EQUITY

         Total Policy Owners' equity
            (notes 5 and 6) ...............     $528,594     3,527,868     140,287       141,663      174,108    163,490    57,843
                                                ========     =========     =======       =======      =======    =======    ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                                               SEGREGATED SUB-ACCOUNTS
                                                  ---------------------------------------------------------------------------------
                                                  FIDELITY    FIDELITY                JANUS          LORD
                                                     VIP        VIP       JANUS       ASPEN         ABBETT     WADDELL     WADDELL
                                                    REAL     STRATEGIC    ASPEN   INTERNATIONAL    MID CAP     & REED       & REED
                                                   ESTATE      INCOME     FORTY       GROWTH        VALUE     BALANCED     GROWTH
                                                  --------   ---------   ------   -------------   ---------   ---------   ---------
                     ASSETS

Investments in shares of the Fidelity
   Variable Insurance Products Fund:
   Real Estate Portfolio, 11,711 shares at
      net asset value of $18.48 per share
     (cost $207,571) ..........................   $216,420         --        --           --             --          --          --
   Strategic Income Portfolio, 1,875 shares
      at net asset value of $10.40 per share
      (cost $20,175) ..........................         --     19,498        --           --             --          --          --
Investments in shares of the Janus Aspen
   Series:
   Forty Portfolio, 2,473 shares at net
      asset value of $27.45 per share
     (cost $56,209) ...........................         --         --    67,895           --             --          --          --
   International Growth Portfolio, 2,211
      shares at net asset value of $35.17
      per share (cost $54,332) ................         --         --        --       77,774             --          --          --
Investments in shares of the Lord Abbett
   Funds, Inc.:
   Mid Cap Value Portfolio, 99,625 shares at
      net asset value of $21.09 per share
      (cost $2,131,639) .......................         --         --        --           --      2,101,095          --          --
Investments in shares of the Waddell & Reed
   Target Funds, Inc.:
   Balanced Portfolio, 1,072,230 shares at
      net asset value of $7.96 per share
      (cost $8,802,522) .......................         --         --        --           --             --   8,538,274          --
Growth Portfolio, 276,502 shares at net
   asset value of $9.31 per share
   (cost $3,787,018) ..........................         --         --        --           --             --          --   2,574,981
                                                  --------     ------    ------       ------      ---------   ---------   ---------
                                                   216,420     19,498    67,895       77,774      2,101,095   8,538,274   2,574,981

Receivable from Minnesota Life for Policy
   purchase payments ..........................        907         --        --           --             --          --          --
Receivable for investments sold ...............         --      7,274       450          555             --      15,478       9,190
                                                  --------     ------    ------       ------      ---------   ---------   ---------
         Total assets .........................    217,327     26,772    68,345       78,329      2,101,095   8,553,752   2,584,171
                                                  --------     ------    ------       ------      ---------   ---------   ---------

                  LIABILITIES

Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges ..............         --      7,274       450          555             --      15,478       9,190
Payable for investments purchased .............        907         --        --           --             --          --          --
                                                  --------     ------    ------       ------      ---------   ---------   ---------
         Total liabilities ....................        907      7,274       450          555             --      15,478       9,190
                                                  --------     ------    ------       ------      ---------   ---------   ---------
         Net assets applicable to Policy
            owners ............................   $216,420     19,498    67,895       77,774      2,101,095   8,538,274   2,574,981
                                                  ========     ======    ======       ======      =========   =========   =========

             POLICY OWNERS' EQUITY

         Total Policy Owners' equity
            (notes 5 and 6) ...................   $216,420     19,498    67,895       77,774      2,101,095   8,538,274   2,574,981
                                                  ========     ======    ======       ======      =========   =========   =========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                                         SEGREGATED SUB-ACCOUNTS
                                                -------------------------------------------------------------------------
                                                   WADDELL       WADDELL               WADDELL     WADDELL
                                                    & REED        & REED    WADDELL     & REED      & REED      WADDELL
                                                INTERNATIONAL   SMALL CAP    & REED   MICRO-CAP   SMALL CAP      & REED
                                                    VALUE         GROWTH     VALUE      GROWTH      VALUE     CORE EQUITY
                                                -------------   ---------   -------   ---------   ---------   -----------
                    ASSETS

Investments in shares of the Waddell &
   Reed Target Funds, Inc.:
   International Value Portfolio, 13,798
      shares at net asset value of $19.17
      per share (cost $233,858) .............      $264,530
   Small Cap Growth Portfolio, 22,111
      shares at net asset value of
      $10.49 per share (cost $201,632) ......            --      231,872         --         --          --           --
   Value Portfolio, 37,240 shares at net
      asset value of $6.07 per share
      (cost $208,397) .......................            --           --    226,058         --          --           --
   Micro-Cap Growth Portfolio, 5,569
      shares at net asset value of
      $17.89 per share (cost $76,525) .......            --           --         --     99,612          --           --
   Small Cap Value Portfolio, 15,107
      shares at net asset value of
      $14.58 per share (cost $228,458) ......            --           --         --         --     220,305           --
   Core Equity Portfolio, 2,638 shares
      at net asset value of $11.12 per
      share (cost $26,034) ..................            --           --         --         --          --       29,344
                                                   --------      -------    -------     ------     -------       ------
                                                    264,530      231,872    226,058     99,612     220,305       29,344
Receivable from Minnesota Life for
   Policy purchase payments .................            --           --         --         --          --           --
Receivable for investments sold .............         1,628        1,793        994        630         804          383
                                                   --------      -------    -------     ------     -------       ------
         Total assets .......................       266,158      233,665    227,052    100,242     221,109       29,727
                                                   --------      -------    -------     ------     -------       ------

                 LIABILITIES

Payable to Minnesota Life for Policy
   terminations, withdrawal payments and
   mortality and expense charges ............         1,628        1,793        994        630         804          383
Payable for investments purchased ...........            --           --         --         --          --           --
                                                   --------      -------    -------     ------     -------       ------
         Total liabilities ..................         1,628        1,793        994        630         804          383
                                                   --------      -------    -------     ------     -------       ------

         Net assets applicable to Policy
            owners ..........................      $264,530      231,872    226,058     99,612     220,305       29,344
                                                   ========      =======    =======     ======     =======       ======

            POLICY OWNERS' EQUITY

         Total Policy Owners' equity
            (notes 5 and 6) .................      $264,530      231,872    226,058     99,612     220,305       29,344
                                                   ========      =======    =======     ======     =======       ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

                                                                              SEGREGATED SUB-ACCOUNTS
                                              --------------------------------------------------------------------------------------
                                                                                                ADVANTUS    ADVANTUS
                                                            ADVANTUS    ADVANTUS    ADVANTUS    MATURING    MATURING      ADVANTUS
                                                ADVANTUS      MONEY       INDEX     MORTGAGE   GOVERNMENT  GOVERNMENT  INTERNATIONAL
                                                  BOND       MARKET        500     SECURITIES   BOND 2006   BOND 2010       BOND
                                              -----------  ----------  ----------  ----------  ----------  ----------  -------------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund (note 4) ......  $        --     111,363          --         --       --             --           --
   Mortality, expense charges and
      administrative charges (note 3) ......       (7,037)    (15,070)    (72,641)      (508)     (11)          (126)         (71)
                                              -----------  ----------  ----------   --------      ---       --------      -------
      Investment income (loss) - net .......       (7,037)     96,293     (72,641)      (508)     (11)          (126)         (71)
                                              -----------  ----------  ----------   --------      ---       --------      -------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund ...............           --          --          --         --       --             --           --
                                              -----------  ----------  ----------   --------      ---       --------      -------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales ..................    6,200,747   3,595,854  11,879,263    213,635       11        346,632       13,222
      Cost of investments sold .............   (5,512,055) (3,595,854) (9,206,138)  (208,470)      (8)      (344,013)     (10,352)
                                              -----------  ----------  ----------   --------      ---       --------      -------
                                                  688,692          --   2,673,125      5,165        3          2,619        2,870
                                              -----------  ----------  ----------   --------      ---       --------      -------
      Net realized gains (losses) on
         investments .......................      688,692          --   2,673,125      5,165        3          2,619        2,870
                                              -----------  ----------  ----------   --------      ---       --------      -------
   Net change in unrealized appreciation or
      depreciation of investments ..........       28,550          --    (664,439)       820      (24)        (2,116)      (4,518)
                                              -----------  ----------  ----------   --------      ---       --------      -------
      Net gains (losses) on investments ....      717,242          --   2,008,686      5,985      (21)           503       (1,648)
                                              -----------  ----------  ----------   --------      ---       --------      -------
      Net increase (decrease) in net assets
         resulting from operations .........  $   710,205      96,293   1,936,045      5,477      (32)           377       (1,719)
                                              ===========  ==========  ==========   ========      ===       ========      =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

                                                                             SEGREGATED SUB-ACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                  ADVANTUS     ADVANTUS     FIDELITY   FIDELITY    FIDELITY   FIDELITY   FIDELITY
                                                 INDEX 400   REAL ESTATE      VIP     VIP GROWTH  VIP EQUITY  VIP HIGH  VIP ASSET
                                                  MID-CAP     SECURITIES   CONTRAFUND  & INCOME     -INCOME    INCOME    MANAGER
                                                -----------  -----------  ----------  ----------  ----------  --------  ---------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund (note 4) ........  $        --         --        13,193     15,479      22,956    130,325    11,585
   Mortality, expense charges and
      administrative charges (note 3) ........      (11,587)      (676)      (12,482)    (2,599)     (4,349)    (2,480)   (1,050)
                                                -----------   --------    ----------   --------    --------   --------  --------
      Investment income (loss) - net .........      (11,587)      (676)          711     12,880      18,607    127,845    10,535
                                                -----------   --------    ----------   --------    --------   --------  --------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund .................           --         --           825         --      50,448         --       149
                                                -----------   --------    ----------   --------    --------   --------  --------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales ....................   10,132,726    730,666     1,651,778    449,927     288,961    360,664   166,368
      Cost of investments sold ...............   (7,610,818)  (664,843)   (1,218,571)  (407,870)   (247,419)  (337,399) (161,269)
                                                -----------   --------    ----------   --------    --------   --------  --------
                                                  2,521,908     65,823       433,207     42,057      41,542     23,265     5,099
                                                -----------   --------    ----------   --------    --------   --------  --------
      Net realized gains (losses) on
         investments .........................    2,521,908     65,823       434,032     42,057      91,990     23,265     5,248
                                                -----------   --------    ----------   --------    --------   --------  --------
   Net change in unrealized appreciation or
      depreciation of investments ............     (904,911)    12,715       326,243     20,462     (22,219)  (129,398)   (1,096)
                                                -----------   --------    ----------   --------    --------   --------  --------
      Net gains (losses) on investments ......    1,616,997     78,538       760,275     62,519      69,771   (106,133)    4,152
                                                -----------   --------    ----------   --------    --------   --------  --------
      Net increase (decrease) in net assets
         resulting from operations ...........  $ 1,605,410     77,862       760,986     75,399      88,378     21,712    14,687
                                                ===========   ========    ==========   ========    ========   ========  ========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

                                                                             SEGREGATED SUB-ACCOUNTS
                                                --------------------------------------------------------------------------------
                                                 FIDELITY                                                   FIDELITY
                                                VIP ASSET  FIDELITY   FIDELITY      FIDELITY     FIDELITY      VIP      FIDELITY
                                                 MANAGER      VIP        VIP       VIP GROWTH      VIP     INVESTMENT     VIP
                                                  GROWTH   BALANCED    GROWTH    OPPORTUNITIES  INDEX 500  GRADE BOND   MID-CAP
                                                ---------  --------  ----------  -------------  ---------  ----------  ---------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund (note 4) ........  $  21,234     8,535      22,114      10,585        33,172     20,568          --
   Mortality, expense charges and
      administrative charges (note 3) ........     (2,268)     (848)    (11,551)     (2,962)       (4,904)    (1,408)    (14,196)
                                                ---------  --------  ----------    --------      --------   --------   ---------
      Investment income (loss) - net .........     18,966     7,687      10,563       7,623        28,268     19,160     (14,196)
                                                ---------  --------  ----------    --------      --------   --------   ---------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from underlying
      mutual fund ............................         --       234          --          --            --     12,426      92,328
                                                ---------  --------  ----------    --------      --------   --------   ---------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales ....................    289,619   131,996   1,606,248     504,407       864,238    172,788   1,589,548
      Cost of investments sold ...............   (272,484) (123,125) (1,609,427)   (446,550)     (767,493)  (178,248)   (976,505)
                                                ---------  --------  ----------    --------      --------   --------   ---------
                                                   17,135     8,871      (3,179)     57,857        96,745     (5,460)    613,043
                                                ---------  --------  ----------    --------      --------   --------   ---------
      Net realized gains (losses) on
         investments .........................     17,135     9,105      (3,179)     57,857        96,745      6,966     705,371
                                                ---------  --------  ----------    --------      --------   --------   ---------
Net change in unrealized appreciation or
   depreciation of investments ...............     (4,208)    2,472     250,114      35,179       (31,678)   (15,113)    263,970
                                                ---------  --------  ----------    --------      --------   --------   ---------
   Net gains (losses) on investments .........     12,927    11,577     246,935      93,036        65,067     (8,147)    969,341
                                                ---------  --------  ----------    --------      --------   --------   ---------
   Net increase (decrease) in net assets
      resulting from operations ..............  $  31,893    19,264     257,498     100,659        93,335     11,013     955,145
                                                =========  ========  ==========    ========      ========   ========   =========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

                                                                           SEGREGATED SUB-ACCOUNTS
                                             -----------------------------------------------------------------------------------
                                                                                     FIDELITY
                                                           FIDELITY  FIDELITY VIP   VIP DYNAMIC  FIDELITY   FIDELITY   FIDELITY
                                             FIDELITY VIP     VIP     AGGRESSIVE      CAPITAL       VIP    VIP VALUE  VIP GROWTH
                                             MONEY MARKET  OVERSEAS     GROWTH     APPRECIATION    VALUE    STRATEGY     STOCK
                                             ------------  --------  ------------  ------------  --------  ---------  ----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund (note 4) .....  $    15,083     19,566          --            --        934         --          9
   Mortality, expense charges and
      administrative charges (note 3) .....       (1,250)    (7,653)       (333)         (268)      (384)      (399)       (67)
                                             -----------   --------     -------      --------    -------    -------     ------
      Investment income (loss) - net ......       13,833     11,913        (333)         (268)       550       (399)       (58)
                                             -----------   --------     -------      --------    -------    -------     ------
Realized and unrealized gains (losses)
   on investments - net:
   Realized gain distributions from
      underlying mutual fund ..............           --     15,313       4,012            --         --      5,610         64
                                             -----------   --------     -------      --------    -------    -------     ------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales .................    1,206,307    751,925      82,961       223,936     25,933     93,382      8,822
      Cost of investments sold ............   (1,206,307)  (647,596)    (74,178)     (212,488)   (20,426)   (91,103)    (9,294)
                                             -----------   --------     -------      --------    -------    -------     ------
                                                      --    104,329       8,783        11,448      5,507      2,279       (472)
                                             -----------   --------     -------      --------    -------    -------     ------
      Net realized gains (losses)
         on investments ...................           --    119,642      12,795        11,448      5,507      7,889       (408)
                                             -----------   --------     -------      --------    -------    -------     ------
   Net change in unrealized appreciation
      or depreciation of investments ......           --    420,993      (2,560)        9,675      4,286     (3,299)     3,358
                                             -----------   --------     -------      --------    -------    -------     ------
      Net gains (losses) on investments ...           --    540,635      10,235        21,123      9,793      4,590      2,950
                                             -----------   --------     -------      --------    -------    -------     ------
      Net increase (decrease) in net assets
         resulting from operations ........  $    13,833    552,548       9,902        20,855     10,343      4,191      2,892
                                             ===========   ========     =======      ========    =======    =======     ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

                                                                        SEGREGATED SUB-ACCOUNTS
                                             ----------------------------------------------------------------------------
                                                        FIDELITY
                                              FIDELITY     VIP      JANUS   JANUS ASPEN   LORD ABBETT   WADDELL   WADDELL
                                              VIP REAL  STRATEGIC   ASPEN  INTERNATIONAL    MID CAP     & REED    & REED
                                               ESTATE    INCOME*    FORTY     GROWTH         VALUE     BALANCED   GROWTH
                                             ---------  ---------  ------  -------------  -----------  --------  --------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund (note 4) .....  $   5,316     1,099        5         658          8,494    106,263        72
   Mortality, expense charges and
      administrative charges (note 3) .....       (482)       (8)    (269)       (250)        (1,339)      (720)   (1,848)
                                             ---------    ------   ------      ------     ----------   --------  --------
      Investment income (loss) - net ......      4,834     1,091     (264)        408          7,155    105,543    (1,776)
                                             ---------    ------   ------      ------     ----------   --------  --------
Realized and unrealized gains (losses)
   on investments - net:
   Realized gain distributions from
      underlying mutual fund ..............     12,192        49       --          --        116,058         --        --
                                             ---------    ------   ------      ------     ----------   --------  --------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales .................    177,504     8,480    6,405       6,175      1,437,548    204,753   130,176
      Cost of investments sold ............   (160,342)   (8,673)  (5,485)     (4,563)    (1,359,854)  (207,372) (188,402)
                                             ---------    ------   ------      ------     ----------   --------  --------
                                                17,162      (193)     920       1,612         77,694     (2,619)  (58,226)
                                             ---------    ------   ------      ------     ----------   --------  --------
      Net realized gains (losses)
         on investments ...................     29,354      (144)     920       1,612        193,752     (2,619)  (58,226)
                                             ---------    ------   ------      ------     ----------   --------  --------
   Net change in unrealized appreciation
      or depreciation of investments ......     (8,180)     (677)   5,821      15,689        (64,169)   306,020   319,069
                                             ---------    ------   ------      ------     ----------   --------  --------
      Net gains (losses) on investments ...     21,174      (821)   6,741      17,301        129,583    303,401   260,843
                                             ---------    ------   ------      ------     ----------   --------  --------
      Net increase (decrease) in net assets
         resulting from operations ........  $  26,008       270    6,477      17,709        136,738    408,944   259,067
                                             =========    ======   ======      ======     ==========   ========  ========

*    For the period from October 17, 2005 to December 31, 2005.

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

                                                                    SEGREGATED SUB-ACCOUNTS
                                             ---------------------------------------------------------------------
                                                              WADDELL             WADDELL    WADDELL
                                             WADDELL & REED    & REED   WADDELL    & REED     & REED     WADDELL
                                             INTERNATIONAL   SMALL CAP   & REED  MICRO-CAP  SMALL CAP    & REED
                                                VALUE          GROWTH    VALUE    GROWTH      VALUE    CORE EQUITY
                                             --------------  ---------  -------  ---------  ---------  -----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund (note 4) .....     $  5,279           --     3,202        --         --         97
   Mortality, expense charges and
      administrative charges (note 3) .....       (1,146)      (1,035)     (813)     (398)      (693)      (104)
                                                --------      -------   -------   -------    -------     ------
      Investment income (loss) - net ......        4,133       (1,035)    2,389      (398)      (693)        (7)
                                                --------      -------   -------   -------    -------     ------
Realized and unrealized gains (losses)
   on investments - net:
   Realized gain distributions from
      underlying mutual fund ..............       21,403        9,436    11,733        --     34,974         --
                                                --------      -------   -------   -------    -------     ------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales .................      110,037       44,019    42,797    17,684     36,564      4,412
      Cost of investments sold ............      (83,827)     (38,693)  (35,872)  (14,403)   (28,582)    (3,897)
                                                --------      -------   -------   -------    -------     ------
                                                  26,210        5,326     6,925     3,281      7,982        515
                                                --------      -------   -------   -------    -------     ------
      Net realized gains (losses)
         on investments ...................       47,613       14,762    18,658     3,281     42,956        515
                                                --------      -------   -------   -------    -------     ------
   Net change in unrealized appreciation
      or depreciation of investments ......      (22,411)      11,766   (11,899)   14,022    (34,588)     1,720
                                                --------      -------   -------   -------    -------     ------
      Net gains (losses) on investments ...       25,202       26,528     6,759    17,303      8,368      2,235
                                                --------      -------   -------   -------    -------     ------
      Net increase (decrease) in net assets
         resulting from operations ........     $ 29,335       25,493     9,148    16,905      7,675      2,228
                                                ========      =======   =======   =======    =======     ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005

                                                                            SEGREGATED SUB-ACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                                                               ADVANTUS    ADVANTUS
                                                          ADVANTUS     ADVANTUS    ADVANTUS    MATURING    MATURING      ADVANTUS
                                              ADVANTUS      MONEY       INDEX      MORTGAGE   GOVERNMENT  GOVERNMENT  INTERNATIONAL
                                                BOND       MARKET        500      SECURITIES   BOND 2006   BOND 2010       BOND
                                            -----------  ----------  -----------  ----------  ----------  ----------  -------------
Operations:
   Investment income (loss) - net ........  $    (7,037)     96,293      (72,641)      (508)      (11)         (126)         (71)
   Net realized gains (losses) on
      investments ........................      688,692          --    2,673,125      5,165         3         2,619        2,870
   Net change in unrealized appreciation
      or depreciation of investments .....       28,550          --     (664,439)       820       (24)       (2,116)      (4,518)
                                            -----------  ----------  -----------   --------     -----      --------      -------
Net increase (decrease) in net assets
   resulting from operations .............      710,205      96,293    1,936,045      5,477       (32)          377       (1,719)
                                            -----------  ----------  -----------   --------     -----      --------      -------
Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments: .............    5,886,437   3,476,501   16,757,503    268,430        --       437,854        5,387
   Policy terminations, withdrawal
      payments and charges: ..............   (6,198,775) (3,587,872) (11,851,410)  (213,259)       --      (346,536)     (13,168)
                                            -----------  ----------  -----------   --------     -----      --------      -------
Increase (decrease) in net assets from
   Policy transactions ...................     (312,338)   (111,371)   4,906,093     55,171        --        91,318       (7,781)
                                            -----------  ----------  -----------   --------     -----      --------      -------
Increase (decrease) in net assets ........      397,867     (15,078)   6,842,138     60,648       (32)       91,695       (9,500)
Net assets at the beginning of year ......   29,613,251   4,596,464   41,988,778    186,672     2,762        51,288       25,123
                                            -----------  ----------  -----------   --------     -----      --------      -------
Net assets at the end of year ............  $30,011,118   4,581,386   48,830,916    247,320     2,730       142,983       15,623
                                            ===========  ==========  ===========   ========     =====      ========      =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005

                                                                         SEGREGATED SUB-ACCOUNTS
                                            --------------------------------------------------------------------------------
                                                                                     FIDELITY   FIDELITY  FIDELITY  FIDELITY
                                              ADVANTUS       ADVANTUS    FIDELITY      VIP        VIP       VIP        VIP
                                              INDEX 400    REAL ESTATE     VIP       GROWTH &   EQUITY-     HIGH      ASSET
                                               MID-CAP      SECURITIES  CONTRAFUND    INCOME     INCOME    INCOME    MANAGER
                                            ------------   -----------  ----------  ---------  ---------  --------  --------
Operations:
   Investment income (loss) - net ........  $    (11,587)        (676)         711     12,880     18,607   127,845    10,535
   Net realized gains (losses) on
      investments ........................     2,521,908       65,823      434,032     42,057     91,990    23,265     5,248
   Net change in unrealized appreciation
      or depreciation of investments .....      (904,911)      12,715      326,243     20,462    (22,219) (129,398)   (1,096)
                                            ------------    ---------   ----------  ---------  ---------  --------  --------
Net increase (decrease) in net assets
   resulting from operations .............     1,605,410       77,862      760,986     75,399     88,378    21,712    14,687
                                            ------------    ---------   ----------  ---------  ---------  --------  --------
Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments: .............    11,074,304    1,420,175    1,845,031    404,247    390,020   260,097   121,408
   Policy terminations, withdrawal
      payments and charges: ..............   (10,129,368)    (730,190)  (1,647,473)  (449,264)  (287,556) (359,574) (166,058)
                                            ------------    ---------   ----------  ---------  ---------  --------  --------
Increase (decrease) in net assets from
   Policy transactions ...................       944,936      689,985      197,558    (45,017)   102,464   (99,477)  (44,650)
                                            ------------    ---------   ----------  ---------  ---------  --------  --------
Increase (decrease) in net assets ........     2,550,346      767,847      958,544     30,382    190,842   (77,765)  (29,963)
Net assets at the beginning of year ......    13,204,227      305,180    4,473,427  1,078,662  1,405,687   977,147   448,907
                                            ------------    ---------   ----------  ---------  ---------  --------  --------
Net assets at the end of year ............  $ 15,754,573    1,073,027    5,431,971  1,109,044  1,596,529   899,382   418,944
                                            ============    =========   ==========  =========  =========  ========  ========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005

                                                                         SEGREGATED SUB-ACCOUNTS
                                            ---------------------------------------------------------------------------------
                                             FIDELITY
                                               VIP                                                      FIDELITY
                                              ASSET    FIDELITY   FIDELITY      FIDELITY     FIDELITY      VIP      FIDELITY
                                             MANAGER      VIP       VIP        VIP GROWTH      VIP     INVESTMENT      VIP
                                              GROWTH   BALANCED    GROWTH    OPPORTUNITIES  INDEX 500  GRADE BOND    MID-CAP
                                            ---------  --------  ----------  -------------  ---------  ----------  ----------
Operations:
   Investment income (loss) - net ........  $  18,966     7,687      10,563        7,623       28,268     19,160      (14,196)
   Net realized gains (losses) on
      investments ........................     17,135     9,105      (3,179)      57,857       96,745      6,966      705,371
   Net change in unrealized appreciation
      or depreciation of investments .....     (4,208)    2,472     250,114       35,179      (31,678)   (15,113)     263,970
                                            ---------  --------  ----------    ---------    ---------   --------   ----------
Net increase (decrease) in net assets
   resulting from operations .............     31,893    19,264     257,498      100,659       93,335     11,013      955,145
                                            ---------  --------  ----------    ---------    ---------   --------   ----------
Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments: .............    271,658   140,853   1,524,485      483,466      957,089    172,120    1,181,851
   Policy terminations, withdrawal
      payments and charges: ..............   (289,029) (131,771) (1,602,053)    (503,636)    (862,409)  (172,286)  (1,583,129)
                                            ---------  --------  ----------    ---------    ---------   --------   ----------
Increase (decrease) in net assets from
   Policy transactions ...................    (17,371)    9,082     (77,568)     (20,170)      94,680       (166)    (401,278)
                                            ---------  --------  ----------    ---------    ---------   --------   ----------
Increase (decrease) in net assets ........     14,522    28,346     179,930       80,489      188,015     10,847      553,867
Net assets at the beginning of year ......    934,092   335,243   4,724,414    1,191,393    1,944,806    570,917    5,560,298
                                            ---------  --------  ----------    ---------    ---------   --------   ----------
Net assets at the end of year ............  $ 948,614   363,589   4,904,344    1,271,882    2,132,821    581,764    6,114,165
                                            =========  ========  ==========    =========    =========   ========   ==========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005

                                                                           SEGREGATED SUB-ACCOUNTS
                                        --------------------------------------------------------------------------------------------
                                          FIDELITY    FIDELITY   FIDELITY VIP    FIDELITY VIP   FIDELITY  FIDELITY VIP  FIDELITY VIP
                                         VIP MONEY       VIP      AGGRESSIVE   DYNAMIC CAPITAL     VIP        VALUE        GROWTH
                                           MARKET     OVERSEAS      GROWTH       APPRECIATION     VALUE     STRATEGY        STOCK
                                        -----------  ----------  ------------  ---------------  --------  ------------  ------------
Operations:
   Investment income (loss) - net ....  $    13,833      11,913        (333)          (268)          550        (399)         (58)
   Net realized gains (losses) on
      investments ....................           --     119,642      12,795         11,448         5,507       7,889         (408)
   Net change in unrealized
      appreciation or depreciation
      of investments .................           --     420,993      (2,560)         9,675         4,286      (3,299)       3,358
                                        -----------  ----------    --------       --------      --------    --------      -------
Net increase (decrease) in net
   assets resulting from operations ..       13,833     552,548       9,902         20,855        10,343       4,191        2,892
                                        -----------  ----------    --------       --------      --------    --------      -------
Policy transactions (notes 2, 3, 4
   and 5):
   Policy purchase payments:              1,269,792     720,356      66,109        232,934        73,552      87,555       43,285
   Policy terminations, withdrawal
      payments and charges:              (1,205,920)   (748,891)    (82,793)      (223,755)      (25,715)    (93,114)      (8,776)
                                        -----------  ----------    --------       --------      --------    --------      -------
Increase (decrease) in net assets from
   Policy transactions ...............       63,872     (28,535)    (16,684)         9,179        47,837      (5,559)      34,509
                                        -----------  ----------    --------       --------      --------    --------      -------
Increase (decrease) in net assets ....       77,705     524,013      (6,782)        30,034        58,180      (1,368)      37,401
Net assets at the beginning of year ..      450,889   3,003,855     147,069        111,629       115,928     164,858       20,442
                                        -----------  ----------    --------       --------      --------    --------      -------
Net assets at the end of year ........  $   528,594   3,527,868     140,287        141,663       174,108     163,490       57,843
                                        ===========  ==========    ========       ========      ========    ========      =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005

                                                                         SEGREGATED SUB-ACCOUNTS
                                            ---------------------------------------------------------------------------------
                                             FIDELITY  FIDELITY VIP   JANUS   JANUS ASPEN   LORD ABBETT   WADDELL    WADDELL
                                             VIP REAL    STRATEGIC    ASPEN  INTERNATIONAL    MID CAP      & REED     & REED
                                              ESTATE      INCOME*     FORTY      GROWTH        VALUE      BALANCED    GROWTH
                                            ---------  ------------  ------  -------------  -----------  ---------  ---------
Operations:
   Investment income (loss) - net ........  $   4,834      1,091       (264)        408          7,155     105,543     (1,776)
   Net realized gains (losses) on
      investments ........................     29,354       (144)       920       1,612        193,752      (2,619)   (58,226)
   Net change in unrealized appreciation
      or depreciation of investments .....     (8,180)      (677)     5,821      15,689        (64,169)    306,020    319,069
                                            ---------     ------     ------      ------     ----------   ---------  ---------
Net increase (decrease) in net assets
   resulting from operations .............     26,008        270      6,477      17,709        136,738     408,944    259,067
                                            ---------     ------     ------      ------     ----------   ---------  ---------
Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments: .............    220,416     27,701     20,403      16,610      2,828,723      47,746     90,988
   Policy terminations, withdrawal
      payments and charges: ..............   (177,256)    (8,473)    (6,232)     (6,009)    (1,436,520)   (204,365)  (129,634)
                                            ---------     ------     ------      ------     ----------   ---------  ---------
Increase (decrease) in net assets from
   Policy transactions ...................     43,160     19,228     14,171      10,601      1,392,203    (156,619)   (38,646)
                                            ---------     ------     ------      ------     ----------   ---------  ---------
Increase (decrease) in net assets ........     69,168     19,498     20,648      28,310      1,528,941     252,325    220,421
Net assets at the beginning of period ....    147,252         --     47,247      49,464        572,154   8,285,949  2,354,560
                                            ---------     ------     ------      ------     ----------   ---------  ---------
Net assets at the end of period ..........  $ 216,420     19,498     67,895      77,774      2,101,095   8,538,274  2,574,981
                                            =========     ======     ======      ======     ==========   =========  =========

*    For the period from October 17, 2005 to December 31, 2005.

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005

                                                                          SEGREGATED SUB-ACCOUNTS
                                            ----------------------------------------------------------------------------------
                                            WADDELL & REED  WADDELL & REED  WADDELL  WADDELL & REED  WADDELL & REED  WADDELL &
                                             INTERNATIONAL     SMALL CAP     & REED     MICRO-CAP       SMALL CAP    REED CORE
                                                 VALUE          GROWTH       VALUE       GROWTH           VALUE        EQUITY
                                            --------------  --------------  -------  --------------  --------------  ---------
Operations:
   Investment income (loss) - net ........     $   4,133         (1,035)      2,389        (398)            (693)         (7)
   Net realized gains (losses) on
      investments ........................        47,613         14,762      18,658       3,281           42,956         515
   Net change in unrealized appreciation
      or depreciation of investments .....       (22,411)        11,766     (11,899)     14,022          (34,588)      1,720
                                               ---------        -------     -------     -------          -------      ------
Net increase (decrease) in net assets
   resulting from operations .............        29,335         25,493       9,148      16,905            7,675       2,228
                                               ---------        -------     -------     -------          -------      ------
Policy transactions (notes 2, 3, 4 and 5):
   Policy purchase payments: .............        81,942         38,746      46,977      18,864           75,078      10,591
   Policy terminations, withdrawal
      payments and charges: ..............      (109,543)       (43,546)    (42,358)    (17,473)         (36,164)     (4,340)
                                               ---------        -------     -------     -------          -------      ------
Increase (decrease) in net assets from
   Policy transactions ...................       (27,601)        (4,800)      4,619       1,391           38,914       6,251
                                               ---------        -------     -------     -------          -------      ------
Increase (decrease) in net assets ........         1,734         20,693      13,767      18,296           46,589       8,479
Net assets at the beginning of year ......       262,796        211,179     212,291      81,316          173,716      20,865
                                               ---------        -------     -------     -------          -------      ------
Net assets at the end of year ............     $ 264,530        231,872     226,058      99,612          220,305      29,344
                                               =========        =======     =======     =======          =======      ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                    SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------
                                                                                      ADVANTUS     ADVANTUS
                                                   ADVANTUS    ADVANTUS    ADVANTUS   MATURING     MATURING     ADVANTUS
                                      ADVANTUS      MONEY       INDEX      MORTGAGE   GOVERNMENT  GOVERNMENT  INTERNATIONAL
                                        BOND        MARKET       500      SECURITIES  BOND 2006    BOND 2010      BOND
                                    ------------  ----------  ----------  ----------  ----------  ----------  -------------
Operations:
   Investment income (loss)
    - net........................   $    (11,331)     17,005     (72,039)     (324)       (12)         (63)          (89)
   Net realized gains (losses)
    on investments...............        161,750           -     423,845       614          4           28           420
   Net change in unrealized
    appreciation or
    depreciation of
    investments..................      1,232,460           -   3,438,410     2,889          -          912         2,246
                                    ------------  ----------  ----------   -------      -----       ------        ------
Net increase (decrease) in
 net assets resulting from
 operations......................      1,382,879      17,005   3,790,216     3,179         (8)         877         2,577
                                    ------------  ----------  ----------   -------      -----       ------        ------

Policy transactions (notes 2,
 3, 4 and 5):
   Policy purchase payments:           1,503,847     968,944   7,617,229   137,891          -       44,994         5,563
   Policy terminations,
    withdrawal payments and
    charges:                          (1,400,314) (1,050,902) (3,221,917)   (5,392)         -       (1,766)       (2,014)
                                    ------------  ----------  ----------   -------      -----       ------        ------
Increase (decrease) in net
 assets from Policy
 transactions....................        103,533     (81,958)  4,395,312   132,499          -       43,228         3,549
                                    ------------  ----------  ----------   -------      -----       ------        ------
Increase (decrease) in net
 assets..........................      1,486,412     (64,953)  8,185,528   135,678         (8)      44,105         6,126

Net assets at the beginning
 of year.........................     28,126,839   4,661,417  33,803,250    50,994      2,770        7,183        18,997
                                    ------------  ----------  ----------   -------      -----       ------        ------
Net assets at the end of
 year............................   $ 29,613,251   4,596,464  41,988,778   186,672      2,762       51,288        25,123
                                    ============  ==========  ==========   =======      =====       ======        ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                    SEGREGATED SUB-ACCOUNTS
                                ------------------------------------------------------------------------------------------------
                                  ADVANTUS     ADVANTUS                  FIDELITY VIP                               FIDELITY VIP
                                 INDEX 400    REAL ESTATE  FIDELITY VIP    GROWTH &    FIDELITY VIP   FIDELITY VIP     ASSET
                                  MID-CAP     SECURITIES    CONTRAFUND      INCOME     EQUITY-INCOME  HIGH INCOME     MANAGER
                                ------------  -----------  ------------  ------------  -------------  ------------  ------------
Operations:
   Investment income (loss)
     - net....................  $    (17,738)      (199)        2,635         6,170         13,964       72,462        10,857
   Net realized gains (losses)
    on investments............       357,228      8,572       163,458        14,342         32,291        3,591        (2,049)
   Net change in unrealized
      appreciation or
      depreciation of
      investments.............     1,408,893     33,777       421,805        36,030         94,991        3,749        13,296
                                ------------    -------    ----------     ---------      ---------     --------      --------
Net increase (decrease) in
 net assets resulting from
 operations...................     1,748,383     42,150       587,898        56,542        141,246       79,802        22,104
                                ------------    -------    ----------     ---------      ---------     --------      --------

Policy transactions (notes 2,
 3, 4 and 5):
   Policy purchase payments:       2,254,670    289,610     1,313,447       408,765        442,605      374,585       146,265
   Policy terminations,
    withdrawal payments and
    charges:                      (1,570,773)   (35,286)   (1,423,826)     (425,464)      (353,666)    (375,169)     (153,675)
                                ------------    -------    ----------     ---------      ---------     --------      --------
Increase (decrease) in net
 assets from Policy
 transactions.................       683,897    254,324      (110,379)      (16,699)        88,939         (584)       (7,410)
                                ------------    -------    ----------     ---------      ---------     --------      --------
Increase (decrease) in net
 assets.......................     2,432,280    296,474       477,519        39,843        230,185       79,218        14,694
Net assets at the beginning
 of year......................    10,771,947      8,706     3,995,908     1,038,819      1,175,502      897,929       434,213
                                ------------    -------    ----------     ---------      ---------     --------      --------
Net assets at the end of
 year.........................  $ 13,204,227    305,180     4,473,427     1,078,662      1,405,687      977,147       448,907
                                ============    =======    ==========     =========      =========     ========      ========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                      SEGREGATED SUB-ACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                 FIDELITY VIP                               FIDELITY VIP                 FIDELITY VIP
                                     ASSET      FIDELITY VIP  FIDELITY VIP     GROWTH      FIDELITY VIP   INVESTMENT   FIDELITY VIP
                                MANAGER GROWTH    BALANCED       GROWTH     OPPORTUNITIES   INDEX 500     GRADE BOND     MID-CAP
                                --------------  ------------  ------------  -------------  ------------  ------------  ------------
Operations:
   Investment income (loss)
    - net.....................  $       16,791       5,078            398         2,972        18,026       21,523         (11,839)
   Net realized gains (losses)
    on investments............         (17,387)      5,225       (190,139)        6,421         7,551       16,554         320,997
   Net change in unrealized
    appreciation or
    depreciation of
    investments...............          50,646       6,098        336,131        67,695       155,883      (15,424)        783,453
                                --------------    --------     ----------     ---------     ---------     --------      ----------
Net increase (decrease) in
 net assets resulting from
 operations...................          50,050      16,401        146,390        77,088       181,460       22,653       1,092,611
                                --------------    --------     ----------     ---------     ---------     --------      ----------

Policy transactions (notes 2,
 3, 4 and 5):
   Policy purchase payments:           281,769     142,994      1,508,575       460,684       667,070      177,892       1,150,340
   Policy terminations,
    withdrawal payments and
    charges:                          (254,295)   (116,001)    (1,605,146)     (476,590)     (634,443)    (187,015)     (1,166,799)
                                --------------    --------     ----------     ---------     ---------     --------      ----------
Increase (decrease) in net
 assets from Policy
 transactions.................          27,474      26,993        (96,571)      (15,906)       32,627       (9,123)        (16,459)
                                --------------    --------     ----------     ---------     ---------     --------      ----------
Increase (decrease) in net
 assets.......................          77,524      43,394         49,819        61,182       214,087       13,530       1,076,152

Net assets at the beginning
 of year......................         856,568     291,849      4,674,595     1,130,211     1,730,719      557,387       4,484,146
                                --------------    --------     ----------     ---------     ---------     --------      ----------
Net assets at the end of
 year.........................  $      934,092     335,243      4,724,414     1,191,393     1,944,806      570,917       5,560,298
                                ==============    ========     ==========     =========     =========     ========      ==========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                        SEGREGATED SUB-ACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                             FIDELITY VIP    FIDELITY VIP                 FIDELITY VIP  FIDELITY VIP
                                FIDELITY VIP  FIDELITY VIP    AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP      VALUE        GROWTH
                                MONEY MARKET    OVERSEAS        GROWTH      APPRECIATION        VALUE       STRATEGY       STOCK
                                ------------  ------------   ------------  ---------------  ------------  ------------  ------------
Operations:
   Investment income (loss)
    - net.....................  $      4,339       22,128         (340)          (237)            805           (350)          (7)
   Net realized gains (losses)
    on investments............             -      (19,471)      19,038          2,387           7,558          7,423        1,400
   Net change in unrealized
    appreciation or
    depreciation of
    investments...............             -      346,949       (5,419)        (3,755)          2,940         10,341       (1,024)
                                ------------    ---------     --------        -------         -------       --------       ------
Net increase (decrease) in
 net assets resulting from
 operations...................         4,339      349,606       13,279         (1,605)         11,303         17,414          369
                                ------------    ---------     --------        -------         -------       --------       ------

Policy transactions (notes 2,
 3, 4 and 5):
   Policy purchase payments:         590,837      745,165      163,969         95,048          51,156        182,783       12,921
   Policy terminations,
    withdrawal payments and
    charges:                        (604,348)    (608,322)    (136,670)       (26,955)        (31,298)      (128,648)      (4,797)
                                ------------    ---------     --------        -------         -------       --------       ------
Increase (decrease) in net
 assets from Policy
 transactions.................       (13,511)     136,843       27,299         68,093          19,858         54,135        8,124
                                ------------    ---------     --------        -------         -------       --------       ------
Increase (decrease) in net
 assets.......................        (9,172)     486,449       40,578         66,488          31,161         71,549        8,493

Net assets at the beginning
 of year......................       460,061    2,517,406      106,491         45,141          84,767         93,309       11,949
                                ------------    ---------     --------        -------         -------       --------       ------
Net assets at the end of
 year.........................  $    450,889    3,003,855      147,069        111,629         115,928        164,858       20,442
                                ============    =========     ========        =======         =======       ========       ======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                      SEGREGATED SUB-ACCOUNTS
                                    ------------------------------------------------------------------------------------------------
                                                     JANUS        JANUS     LORD ABBETT                               WADDELL & REED
                                    FIDELITY VIP    CAPITAL   INTERNATIONAL   MID CAP   WADDELL & REED WADDELL & REED  INTERNATIONAL
                                    REAL ESTATE  APPRECIATION     GROWTH       VALUE       BALANCED       GROWTH             II
                                    ------------ ------------ ------------- ----------- -------------- -------------- --------------
Operations:
  Investment income (loss) - net..  $     2,263       (223)         197           993      116,198          4,829           1,584
  Net realized gains (losses) on
   investments....................       18,046        664          226         6,390      (20,195)       (66,722)          4,198
  Net change in unrealized
   appreciation or depreciation
   of investments.................       11,279      6,447        6,351        33,625      585,765        135,572          39,371
                                    -----------    -------      -------       -------    ---------      ---------         -------
Net increase (decrease) in net
  assets resulting from
  operations......................       31,588      6,888        6,774        41,008      681,768         73,679          45,153
                                    -----------    -------      -------       -------    ---------      ---------         -------

Policy transactions
   (notes 2, 3, 4 and 5):
  Policy purchase payments:             146,253     23,693       17,771       536,812      126,015         91,151          99,947
  Policy terminations,
   withdrawal payments and
   charges:                             (83,334)   (29,217)      (8,606)       (5,666)    (188,979)      (100,655)        (41,998)
                                    -----------    -------      -------       -------    ---------      ---------         -------
Increase (decrease) in net
   assets from Policy
   transactions...................       62,919     (5,524)       9,165       531,146      (62,964)        (9,504)         57,949
                                    -----------    -------      -------       -------    ---------      ---------         -------
Increase (decrease) in net
   assets.........................       94,507      1,364       15,939       572,154      618,804         64,175         103,102
Net assets at the beginning of
   year...........................       52,745     45,883       33,525             -    7,667,145      2,290,385         159,694
                                    -----------    -------      -------       -------    ---------      ---------         -------
Net assets at the end of year.....  $   147,252     47,247       49,464       572,154    8,285,949      2,354,560         262,796
                                    ===========    =======      =======       =======    =========      =========         =======

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004

                                                                      SEGREGATED SUB-ACCOUNTS
                                        ----------------------------------------------------------------------------------
                                         WADDELL & REED                     WADDELL & REED  WADDELL & REED
                                            SMALL CAP       WADDELL & REED    MICRO-CAP       SMALL CAP     WADDELL & REED
                                             GROWTH             VALUE          GROWTH           VALUE        CORE EQUITY
                                         --------------     --------------  --------------  --------------  --------------
Operations:
     Investment income (loss) - net....  $         (871)             1,459            (324)           (491)             49
     Net realized gains (losses)
      on investments...................          (2,639)             1,448          (1,055)         12,178              14
     Net change in unrealized
      appreciation or depreciation
      of investments...................          28,482             21,953           8,247           8,056           1,621
                                         --------------     --------------  --------------  --------------  --------------
Net increase (decrease) in net
 assets resulting from operations......          24,972             24,860           6,868          19,743           1,684
                                         --------------     --------------  --------------  --------------  --------------

Policy transactions (notes 2, 3,
 4 and 5):
     Policy purchase payments:                   43,722             65,807          21,170          97,321           7,355
     Policy terminations, withdrawal
      payments and charges:                     (22,253)           (17,557)        (13,503)        (14,795)         (3,674)
                                         --------------     --------------  --------------  --------------  --------------
Increase (decrease) in net assets
 from Policy transactions..............          21,469             48,250           7,667          82,526           3,681
                                         --------------     --------------  --------------  --------------  --------------
Increase (decrease) in net assets......          46,441             73,110          14,535         102,269           5,365
Net assets at the beginning of year....         164,738            139,181          66,781          71,447          15,500
                                         --------------     --------------  --------------  --------------  --------------
Net assets at the end of year..........  $      211,179            212,291          81,316         173,716          20,865
                                         ==============     ==============  ==============  ==============  ==============

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(1)  ORGANIZATION AND BASIS OF PRESENTATION

The Minnesota Life Variable Universal Life Account (the Account), was established on August 8, 1994 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on March 8, 1995. The Account currently offers four types of policies, herein referred to as Option 1, 2, 3 and 4, consisting of forty-one segregated sub-accounts to which policy owners may allocate their purchase payments and each having a different mortality and expense charge and unit value. The Account charges a mortality and expense risk charge, which varies based on the group-sponsored insurance program under which the policy is issued. The differentiating features of the policies are described in note 3 below.

The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Variable universal life policy owners allocate their purchase payments to one or more of the thirty-nine segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series, Lord Abbett Fund, Inc. or Waddell & Reed Target Funds, Inc. (collectively, the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

Payments allocated to Advantus Bond, Advantus Money Market, Advantus Index 500, Advantus Mortgage Securities, Advantus Maturing Government Bond 2006, Advantus Maturing Government Bond 2010, Advantus International Bond, Advantus Index 400 Mid-Cap, Advantus Real Estate Securities, Fidelity VIP Contrafund, Fidelity VIP Growth & Income, Fidelity VIP Equity-Income, Fidelity VIP High Income, Fidelity VIP Asset Manager, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Fidelity VIP Money Market, Fidelity VIP Overseas, Fidelity VIP Aggressive Growth, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Value, Fidelity VIP Value Strategy, Fidelity VIP Growth Stock, Fidelity VIP Real Estate, Fidelity VIP Strategic Income, Janus Aspen Forty, Janus Aspen International Growth, Lord Abbett Mid Cap Value, Waddell & Reed Balanced, Waddell & Reed Growth, Waddell & Reed International Value, Waddell & Reed Small Cap Growth, Waddell & Reed Value, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value, and Waddell & Reed Core Equity segregated sub-accounts are invested in shares of the Bond, Money Market, Index 500, Mortgage Securities, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of the Advantus Series Fund, Inc.; VIP Contrafund, VIP Growth & Income, VIP Equity-Income, VIP High Income, VIP Asset Manager, VIP Asset Manager Growth, VIP Balanced, VIP Growth, VIP Growth Opportunities, VIP Index 500, VIP Investment Grade Bond, VIP Mid-Cap, VIP Money Market, VIP Overseas, VIP Aggressive Growth, VIP Dynamic Capital Appreciation, VIP Value, VIP Value Strategy, VIP Growth Stock, VIP Real Estate and VIP Strategic Income Portfolios of the Fidelity Variable Insurance Products Funds; Forty and International Growth Portfolios of the Janus Aspen Series; Lord Abbett Mid Cap Value Portfolio of the Lord Abbett Fund, Inc. and Waddell & Reed Balanced, Waddell & Reed Growth, Waddell & Reed International Value, Waddell & Reed Small Cap Growth, Waddell & Reed Value, Waddell & Reed Micro-Cap Growth, Waddell & Reed Small Cap Value, and Waddell & Reed Core Equity Portfolios of the Waddell & Reed Target Funds, Inc., respectively.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, (Advantus) acts as the investment adviser for the Advantus Series Funds, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis.

The cost of investments sold is determined on the FIFO basis. All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. Portfolios and other non-affiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the contract holders or beneficiaries upon termination or withdrawal.

INVESTMENTS

For the year ended December 31, 2005, several Portfolios changed their name as summarized in the following table:

CURRENT PORTFOLIO                    PRIOR PORTFOLIO NAME
-----------------                    --------------------
Franklin Small-Mid Cap Growth Fund   Franklin Small Cap Growth Fund
Janus Aspen Forty Portfolio          Janus Aspen Capital Appreciation Portfolio
Waddell & Reed International Value   Waddell & Reed International II Portfolio
Portfolio

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

OPTION 1:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2005 and 2004 amounted to $38,890 and $55,685, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2005 and 2004 amounted to $42,305 and $53,780, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2005 and 2004 amounted to $5,389 and $6,823, respectively.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

OPTION 1 -- CONTINUED:

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month.

The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. See the table below for these charges.

The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

The total cash value charges for the years ended December 31, 2005 and 2004 for each segregated sub-account are as follows:

                                              2005       2004
                                            --------   --------
Advantus Bond ...........................   $  3,592   $  2,780
Advantus Money Market ...................    164,624    137,149
Advantus Index 500 ......................    193,530    208,372
Advantus Mortgage Securities ............      4,851      4,309
Advantus Maturing Government Bond 2010 ..      1,624      1,364
Advantus International Bond .............      1,496        928
Advantus Index 400 Mid-Cap ..............      9,919      7,947
Advantus Real Estate Securities .........      3,570         --
Fidelity VIP Contrafund .................     15,150     13,380
Fidelity VIP Equity-Income ..............     22,537     17,189
Fidelity VIP High Income ................      2,762      2,058
Janus Aspen Forty .......................      4,881      4,054
Janus Aspen International Growth ........      3,620      2,890
Waddell & Reed Balanced .................     31,006     27,354
Waddell & Reed Growth ...................     36,950     32,376
Waddell & Reed International Value ......     14,703     13,281
Waddell & Reed Small Cap Growth .........     18,864     18,229
Waddell & Reed Value ....................     15,155     13,474
Waddell & Reed Micro-Cap Growth .........      5,559      6,310
Waddell & Reed Small Cap Value ..........      7,796      7,971
Waddell & Reed Core Equity ..............      3,170      1,735

OPTION 2:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.25 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

OPTION 2 - CONTINUED:

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2005 and 2004 amounted to $367,990 and $344,156, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2005 and 2004 amounted to $66,055 and $63,073, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. See the table on the following page for these charges.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

The total cash value charges for the years ended December 31, 2005 and 2004 for each segregated sub-account are as follows:

                                               2005         2004
                                            ----------   ----------
Advantus Bond ...........................   $  424,739   $  683,130
Advantus Money Market ...................      272,634      420,805
Advantus Index 500 ......................      868,465    1,317,847
Advantus Mortgage Securities ............        3,291        1,205
Advantus Maturing Government Bond 2010 ..        2,547          936
Advantus International Bond .............          982          391
Advantus Index 400 Mid-Cap ..............      603,195      958,459
Advantus Real Estate Securities .........       19,516        6,626
Fidelity VIP Contrafund .................      986,345      889,516
Fidelity VIP Growth & Income ............      364,558      348,841
Fidelity VIP Equity-Income ..............      202,789      187,223
Fidelity VIP High Income ................      147,974      141,455
Fidelity VIP Asset Manager ..............      102,757       98,797
Fidelity VIP Asset Manager Growth .......      233,945      219,971
Fidelity VIP Balanced ...................      108,238      100,458
Fidelity VIP Growth .....................    1,183,646    1,127,850
Fidelity VIP Growth Opportunities .......      384,198      353,743
Fidelity VIP Index 500 ..................      519,671      475,278

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

OPTION 2 - CONTINUED:

Total cash value charges continued:

                                                 2005       2004
                                               --------   --------
Fidelity VIP Investment Grade Bond .........   $ 99,192   $ 89,731
Fidelity VIP Mid-Cap .......................    798,905    714,471
Fidelity VIP Money Market ..................    293,933    264,853
Fidelity VIP Overseas ......................    462,762    425,305
Fidelity VIP Aggressive Growth .............     30,626     21,889
Fidelity VIP Dynamic Capital Appreciation ..     11,256      8,795
Fidelity VIP Value .........................     14,216      7,073
Fidelity VIP Value Strategy ................     20,125     17,756
Fidelity VIP Growth Stock ..................      6,813      3,482
Fidelity VIP Real Estate ...................     27,405      8,920
Janus Aspen Forty ..........................        443        488
Janus Aspen International Growth ...........      2,222      1,608
Waddell & Reed Balanced ....................      6,645      4,401
Waddell & Reed Growth ......................      4,750      3,518
Waddell & Reed International Value .........      5,014      3,311
Waddell & Reed Small Cap Growth ............      2,550      1,477
Waddell & Reed Value .......................      7,101      5,698
Waddell & Reed Micro-Cap Growth ............      1,873      1,919
Waddell & Reed Small Cap Value .............      3,231      2,645
Waddell & Reed Core Equity .................        784        774

OPTION 3:

There is no mortality and expense charge on Option 3 policies.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2005 and 2004 amounted to $29,777 and $41,165, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2005 and 2004 amounted to $18,611 and $25,728, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. See the table below for these charges.

The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

OPTION 3 - CONTINUED:

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

The total cash value charges for the years ended December 31, 2005 and 2004, for the segregated sub-accounts are as follows:

                                       2005       2004
                                     --------   --------
Advantus Bond ....................   $680,026   $399,400
Advantus Money Market ............    199,303     71,230
Advantus Index 500 ...............    819,111    300,628
Advantus Index 400 Mid-Cap .......    523,939    161,109
Advantus Real Estate Securities ..     10,282         --
Waddell & Reed Balanced ..........    141,783     67,209
Waddell & Reed Growth ............     60,916    126,227

OPTION 4:

There is no mortality and expense charge on Option 4 policies; however, there is a .10% administrative charge.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. There were no premium tax charges deducted from premium payments for the years ended December 31, 2005 and 2004.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. There were no federal tax charges for the years ended December 31, 2005 and 2004.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn.

The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.60% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all its portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life. In addition, each Portfolio pays an annual fee equal to 0.02% of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

There were no cash value charges for the years ended December 31, 2005 and 2004.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(3) EXPENSES AND RELATED PARTY TRANSACTIONS

Total mortality expense and administrative charges for the year ended December 31, 2005 are listed in the following table:

                                                                                             ADVANTUS
                                                         ADVANTUS   ADVANTUS    ADVANTUS     MATURING
                                              ADVANTUS     MONEY     INDEX      MORTGAGE    GOVERNMENT
                                                BOND      MARKET      500      SECURITIES    BOND 2006
                                              --------   --------   --------   ----------   ----------
   Option 1 - 0.50% Variable Account Charge      (148)   (11,393)   (33,195)      (307)        (10)
   Option 2 - 0.25% Variable Account Charge    (6,889)    (3,677)   (39,446)      (201)         (1)
   Option 3 - 0.00% Variable Account Charge        --         --         --         --          --
   Option 4 - 0.10% Variable Account Charge        --         --         --         --          --
                                               ------    -------    -------       ----         ---
Total Expenses                                 (7,037)   (15,070)   (72,641)      (508)        (11)
                                               ======    =======    =======       ====         ===

                                               ADVANTUS
                                               MATURING       ADVANTUS      ADVANTUS     ADVANTUS
                                              GOVERNMENT   INTERNATIONAL   INDEX 400   REAL ESTATE   FIDELITY VIP
                                               BOND 2010        BOND        MID-CAP     SECURITIES    CONTRAFUND
                                              ----------   -------------   ---------   -----------   ------------
   Option 1 - 0.50% Variable Account Charge       (31)          (49)           (392)       (49)         (1,145)
   Option 2 - 0.25% Variable Account Charge       (95)          (22)        (11,195)      (627)        (11,337)
   Option 3 - 0.00% Variable Account Charge        --            --              --         --              --
   Option 4 - 0.10% Variable Account Charge        --            --              --         --              --
                                                 ----           ---         -------       ----         -------
Total Expenses                                   (126)          (71)        (11,587)      (676)        (12,482)
                                                 ====           ===         =======       ====         =======

                                              FIDELITY VIP                                  FIDELITY VIP    FIDELITY VIP
                                                GROWTH &      FIDELITY VIP   FIDELITY VIP       ASSET           ASSET
                                                 INCOME      EQUITY-INCOME    HIGH INCOME      MANAGER     MANAGER GROWTH
                                              ------------   -------------   ------------   ------------   --------------
   Option 1 - 0.50% Variable Account Charge          --         (1,190)           (493)            --              --
   Option 2 - 0.25% Variable Account Charge      (2,599)        (3,159)         (1,987)        (1,050)         (2,268)
   Option 3 - 0.00% Variable Account Charge          --             --              --             --              --
   Option 4 - 0.10% Variable Account Charge          --             --              --             --              --
                                                 ------         ------          ------         ------          ------
Total Expenses                                   (2,599)        (4,349)         (2,480)        (1,050)         (2,268)
                                                 ======         ======          ======         ======          ======

                                                                             FIDELITY VIP                  FIDELITY VIP
                                              FIDELITY VIP   FIDELITY VIP       GROWTH      FIDELITY VIP    INVESTMENT
                                                BALANCED        GROWTH      OPPORTUNITIES     INDEX 500     GRADE BOND
                                              ------------   ------------   -------------   ------------   ------------
   Option 1 - 0.50% Variable Account Charge         --              --             --              --             --
   Option 2 - 0.25% Variable Account Charge       (848)        (11,551)        (2,962)         (4,904)        (1,408)
   Option 3 - 0.00% Variable Account Charge         --              --             --              --             --
   Option 4 - 0.10% Variable Account Charge         --              --             --              --             --
                                                  ----         -------         ------          ------         ------
Total Expenses                                    (848)        (11,551)        (2,962)         (4,904)        (1,408)
                                                  ====         =======         ======          ======         ======

                                                                                           FIDELITY VIP     FIDELITY VIP
                                              FIDELITY VIP   FIDELITY VIP   FIDELITY VIP    AGGRESSIVE    DYNAMIC CAPITAL
                                                 MID-CAP     MONEY MARKET     OVERSEAS        GROWTH        APPRECIATION
                                              ------------   ------------   ------------   ------------   ---------------
   Option 1 - 0.50% Variable Account Charge          --             --             --            --              --
   Option 2 - 0.25% Variable Account Charge     (14,196)        (1,250)        (7,653)         (333)           (268)
   Option 3 - 0.00% Variable Account Charge          --             --             --            --              --
   Option 4 - 0.10% Variable Account Charge          --             --             --            --              --
                                                -------         ------         ------          ----            ----
Total Expenses                                  (14,196)        (1,250)        (7,653)         (333)           (268)
                                                =======         ======         ======          ====            ====

                                                             FIDELITY VIP   FIDELITY VIP                  FIDELITY VIP
                                              FIDELITY VIP       VALUE         GROWTH      FIDELITY VIP     STRATEGIC
                                                  VALUE        STRATEGY         STOCK       REAL ESTATE      INCOME
                                              ------------   ------------   ------------   ------------   ------------
   Option 1 - 0.50% Variable Account Charge         --             --            --              --            --
   Option 2 - 0.25% Variable Account Charge       (384)          (399)          (67)           (482)           (8)
   Option 3 - 0.00% Variable Account Charge         --             --            --              --            --
   Option 4 - 0.10% Variable Account Charge         --             --            --              --            --
                                                  ----           ----           ---            ----           ---
Total Expenses                                    (384)          (399)          (67)           (482)           (8)
                                                  ====           ====           ===            ====           ===

                                                                  JANUS
                                                  JANUS           ASPEN       LORD ABBETT
                                              ASPEN CAPITAL   INTERNATIONAL     MID CAP     WADDELL & REED   WADDELL & REED
                                               APPRECIATION       GROWTH         VALUE         BALANCED          GROWTH
                                              -------------   -------------   -----------   --------------   --------------
   Option 1 - 0.50% Variable Account Charge       (259)           (209)             --           (493)           (1,781)
   Option 2 - 0.25% Variable Account Charge        (10)            (41)         (1,339)          (227)              (67)
   Option 3 - 0.00% Variable Account Charge         --              --              --             --                --
   Option 4 - 0.10% Variable Account Charge         --              --              --             --                --
                                                  ----            ----          ------           ----            ------
Total Expenses                                    (269)           (250)         (1,339)          (720)           (1,848)
                                                  ====            ====          ======           ====            ======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

                                                                 WADDELL & REED                    WADDELL & REED   WADDELL & REED
                                               WADDELL & REED       SMALL CAP     WADDELL & REED      MICRO-CAP        SMALL CAP
                                              INTERNATIONAL II       GROWTH           VALUE            GROWTH            VALUE
                                              ----------------   --------------   --------------   --------------   --------------
   Option 1 - 0.50% Variable Account Charge          (948)             (986)           (513)            (363)            (484)
   Option 2 - 0.25% Variable Account Charge          (198)              (49)           (300)             (35)            (209)
   Option 3 - 0.00% Variable Account Charge            --                --              --               --               --
   Option 4 - 0.10% Variable Account Charge            --                --              --               --               --
                                                   ------            ------            ----             ----             ----
Total Expenses                                     (1,146)           (1,035)           (813)            (398)            (693)
                                                   ======            ======            ====             ====             ====

                                              WADDELL & REED
                                                CORE EQUITY
                                              --------------
   Option 1 - 0.50% Variable Account Charge         (83)
   Option 2 - 0.25% Variable Account Charge         (21)
   Option 3 - 0.00% Variable Account Charge          --
   Option 4 - 0.10% Variable Account Charge          --
                                                   ----
Total Expenses                                     (104)
                                                   ====

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(4) The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the period ended December 31, 2005:

Advantus Bond                                                        $ 5,881,372
Advantus Money Market                                                  3,580,868
Advantus Index 500                                                    16,712,715
Advantus Mortgage Securities                                             268,298
Advantus Maturing Government Bond 2006                                        --
Advantus Maturing Government Bond 2010                                   437,824
Advantus International Bond                                                5,370
Advantus Index 400 Mid-Cap                                            11,066,075
Advantus Real Estate Securities                                        1,419,975
Fidelity VIP Contrafund                                                1,850,872
Fidelity VIP Growth & Income                                             417,790
Fidelity VIP Equity-Income                                               460,480
Fidelity VIP High Income                                                 389,032
Fidelity VIP Asset Manager                                               132,402
Fidelity VIP Asset Manager Growth                                        291,214
Fidelity VIP Balanced                                                    148,999
Fidelity VIP Growth                                                    1,539,243
Fidelity VIP Growth Opportunities                                        491,860
Fidelity VIP Index 500                                                   987,186
Fidelity VIP Investment Grade Bond                                       204,208
Fidelity VIP Mid-Cap                                                   1,266,402
Fidelity VIP Money Market                                              1,284,012
Fidelity VIP Overseas                                                    750,616
Fidelity VIP Aggressive Growth                                            69,956
Fidelity VIP Dynamic Capital Appreciation                                232,847
Fidelity VIP Value                                                        74,320
Fidelity VIP Value Strategy                                               93,034
Fidelity VIP Growth Stock                                                 43,337
Fidelity VIP Real Estate                                                 237,690
Fidelity VIP Strategic Income                                             28,848
Janus Aspen Forty                                                         20,312
Janus Aspen International Growth                                          17,184
Lord Abbett Mid Cap Growth                                             2,952,964
Waddell & Reed Balanced                                                  153,677
Waddell & Reed Growth                                                     89,754
Waddell & Reed International Value                                       107,972
Waddell & Reed Small Cap Growth                                           47,620
Waddell & Reed Value                                                      61,538
Waddell & Reed Micro-Cap Growth                                           18,677
Waddell & Reed Small Cap Value                                           109,759
Waddell & Reed Core Equity                                                10,656

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(5)  UNIT ACTIVITY FROM POLICY TRANSACTIONS

     Transactions in units for each segregated sub-account for the years ended December 31, 2005 and 2004 were as follows:

                                                                  SEGREGATED SUB-ACCOUNTS
                                              --------------------------------------------------------------
                                                                                                   ADVANTUS
                                                            ADVANTUS     ADVANTUS     ADVANTUS     MATURING
                                               ADVANTUS       MONEY        INDEX      MORTGAGE    GOVERNMENT
                                                 BOND        MARKET         500      SECURITIES    BOND 2006
                                              ----------   ----------   ----------   ----------   ----------
Units outstanding at December 31, 2003 ....   21,962,902    3,573,071   21,585,879      29,214       1,584
   Contract purchase payments .............      951,653      763,200    4,744,378      81,306          --
   Contract terminations, withdrawal
      payments and charges ................     (957,244)    (823,466)  (1,810,693)     (3,044)         --
                                              ----------   ----------   ----------    --------       -----
Units outstanding at December 31, 2004 ....   21,957,311    3,512,805   24,519,564     107,476       1,584
   Contract purchase payments .............    4,309,299    2,800,594   10,322,457     256,093          --
   Contract terminations, withdrawal
      payments and charges ................   (3,894,833)  (2,819,436)  (7,117,271)   (155,023)         --
                                              ----------   ----------   ----------    --------       -----
Units outstanding at December 31, 2005 ....   22,371,777    3,493,963   27,724,750     208,546       1,584
                                              ==========   ==========   ==========    ========       =====

                                                                     SEGREGATED SUB-ACCOUNTS
                                              --------------------------------------------------------------------
                                               ADVANTUS
                                               MATURING       ADVANTUS      ADVANTUS      ADVANTUS
                                              GOVERNMENT   INTERNATIONAL    INDEX 400   REAL ESTATE   FIDELITY VIP
                                               BOND 2010        BOND         MID-CAP     SECURITIES    CONTRAFUND
                                              ----------   -------------   ----------   -----------   ------------
Units outstanding at December 31, 2003 ....       3,954        13,254       6,594,098        6,490      2,161,705
   Contract purchase payments .............      29,025         3,878       1,207,270      182,872        682,083
   Contract terminations, withdrawal
      payments and charges ................        (968)       (1,362)       (856,686)     (21,068)      (743,054)
                                               --------        ------      ----------     --------      ---------
Units outstanding at December 31, 2004 ....      32,011        15,770       6,944,682      168,294      2,100,734
   Contract purchase payments .............     331,142         3,565       6,088,826      743,853        821,421
   Contract terminations, withdrawal
      payments and charges ................    (222,344)       (8,646)     (4,827,575)    (382,607)      (734,647)
                                               --------        ------      ----------     --------      ---------
Units outstanding at December 31, 2005 ....     140,809        10,689       8,205,933      529,540      2,187,508
                                               ========        ======      ==========     ========      =========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(5)  UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                       SEGREGATED SUB-ACCOUNTS
                                              -------------------------------------------------------------------------
                                               FIDELITY                                   FIDELITY VIP    FIDELITY VIP
                                              VIP GROWTH    FIDELITY VIP   FIDELITY VIP       ASSET           ASSET
                                               & INCOME    EQUITY-INCOME    HIGH INCOME      MANAGER     MANAGER GROWTH
                                              ----------   -------------   ------------   ------------   --------------
Units outstanding at December 31, 2003 ....   1,083,212       714,841         837,271        433,054         983,582
   Contract purchase payments .............     424,802       264,910         344,234        144,125         320,999
   Contract terminations, withdrawal
      payments and charges ................    (442,226)     (210,846)       (348,043)      (151,626)       (289,998)
                                              ---------      --------        --------       --------       ---------
Units outstanding at December 31, 2004 ....   1,065,788       768,905         833,462        425,553       1,014,583
   Contract purchase payments .............     397,769       215,519         223,718        114,943         296,732
   Contract terminations, withdrawal
      payments and charges ................    (442,930)     (157,061)       (307,948)      (157,831)       (317,061)
                                              ---------      --------        --------       --------       ---------
Units outstanding at December 31, 2005 ....   1,020,627       827,363         749,232        382,665         994,254
                                              =========      ========        ========       ========       =========

                                                                       SEGREGATED SUB-ACCOUNTS
                                              -------------------------------------------------------------------------
                                                                             FIDELITY VIP                  FIDELITY VIP
                                              FIDELITY VIP   FIDELITY VIP       GROWTH      FIDELITY VIP    INVESTMENT
                                                BALANCED        GROWTH      OPPORTUNITIES     INDEX 500     GRADE BOND
                                              ------------   ------------   -------------   ------------   ------------
Units outstanding at December 31, 2003 ....      280,595       6,876,195      1,455,931       2,118,305       405,238
   Contract purchase payments .............      136,390       2,237,854        592,028         797,151       127,174
   Contract terminations, withdrawal
      payments and charges ................     (110,628)     (2,374,849)      (612,593)       (758,154)     (134,047)
                                                --------      ----------      ---------       ---------      --------
Units outstanding at December 31, 2004 ....      306,357       6,739,200      1,435,366       2,157,302       398,365
   Contract purchase payments .............      128,727       2,182,916        578,753       1,061,930       119,064
   Contract terminations, withdrawal
      payments and charges ................     (120,152)     (2,293,169)      (603,381)       (956,606)     (119,210)
                                                --------      ----------      ---------       ---------      --------
Units outstanding at December 31, 2005 ....      314,932       6,628,947      1,410,738       2,262,626       398,219
                                                ========      ==========      =========       =========      ========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(5)  UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                      SEGREGATED SUB-ACCOUNTS
                                            ---------------------------------------------------------------------------
                                                                                         FIDELITY VIP    FIDELITY VIP
                                            FIDELITY VIP   FIDELITY VIP   FIDELITY VIP    AGGRESSIVE    DYNAMIC CAPITAL
                                               MID-CAP     MONEY MARKET     OVERSEAS        GROWTH       APPRECIATION
                                            ------------   ------------   ------------   ------------   ---------------
Units outstanding at December 31, 2003 ..     3,134,526        416,294      3,265,344       130,106          48,875
   Contract purchase payments ...........       755,037        532,609        946,222       195,174         100,403
   Contract terminations, withdrawal
      payments and charges ..............      (770,294)      (544,779)      (774,217)     (161,900)        (29,797)
                                              ---------     ----------      ---------      --------        --------
Units outstanding at December 31, 2004 ..     3,119,269        404,124      3,437,349       163,380         119,481
   Contract purchase payments ...........       635,702      1,124,179        801,843        73,787         231,678
   Contract terminations, withdrawal
      payments and charges ..............      (848,438)    (1,067,335)      (839,609)      (92,655)       (225,681)
                                              ---------     ----------      ---------      --------        --------
Units outstanding at December 31, 2005 ..     2,906,533        460,968      3,399,583       144,512         125,478
                                              =========     ==========      =========      ========        ========

                                                                     SEGREGATED SUB-ACCOUNTS
                                            ------------------------------------------------------------------------
                                                           FIDELITY VIP   FIDELITY VIP                  FIDELITY VIP
                                            FIDELITY VIP       VALUE         GROWTH      FIDELITY VIP    STRATEGIC
                                                VALUE        STRATEGY        STOCK        REAL ESTATE      INCOME
                                            ------------   ------------   ------------   ------------   ------------
Units outstanding at December 31, 2003 ..       75,935         79,012         9,719          41,812            --
   Contract purchase payments ...........       45,444        149,965        10,520         101,138            --
   Contract terminations, withdrawal
      payments and charges ..............      (27,785)      (106,392)       (3,945)        (55,694)           --
                                               -------       --------        ------        --------        ------
Units outstanding at December 31, 2004 ..       93,594        122,585        16,294          87,256            --
   Contract purchase payments ...........       59,696         68,042        33,552         129,288        27,548
   Contract terminations, withdrawal
      payments and charges ..............      (20,458)       (71,917)       (6,877)       (104,864)       (8,349)
                                               -------       --------        ------        --------        ------
Units outstanding at December 31, 2005 ..      132,832        118,710        42,969         111,680        19,199
                                               =======       ========        ======        ========        ======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(5)  UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                                                    SEGREGATED SUB-ACCOUNTS
                                            -----------------------------------------------------------------------
                                                          JANUS
                                             JANUS        ASPEN       LORD ABBETT
                                             ASPEN    INTERNATIONAL     MID CAP     WADDELL & REED   WADDELL & REED
                                             FORTY        GROWTH         VALUE         BALANCED          GROWTH
                                            -------   -------------   -----------   --------------   --------------
Units outstanding at December 31, 2003 ..    79,995       64,807              --       7,746,971        3,254,268
   Contract purchase payments ...........    39,336       31,628         505,578          85,971           61,322
   Contract terminations, withdrawal
      payments and charges ..............   (49,294)     (16,505)         (5,530)       (170,381)        (127,048)
                                            -------      -------      ----------       ---------        ---------
Units outstanding at December 31, 2004 ..    70,037       79,930         500,048       7,662,561        3,188,542
   Contract purchase payments ...........    28,777       24,149       2,735,732          26,503           57,851
   Contract terminations, withdrawal
      payments and charges ..............    (8,993)      (8,758)     (1,246,258)       (171,162)        (131,680)
                                            -------      -------      ----------       ---------        ---------
Units outstanding at December 31, 2005 ..    89,821       95,321       1,989,522       7,517,902        3,114,713
                                            =======      =======      ==========       =========        =========

                                                                          SEGREGATED SUB-ACCOUNTS
                                            ----------------------------------------------------------------------------------
                                            WADDELL & REED   WADDELL & REED                    WADDELL & REED   WADDELL & REED
                                             INTERNATIONAL      SMALL CAP     WADDELL & REED      MICRO-CAP        SMALL CAP
                                                 VALUE           GROWTH           VALUE            GROWTH            VALUE
                                            --------------   --------------   --------------   --------------   --------------
Units outstanding at December 31, 2003 ..       87,003           111,431          101,233          44,001           47,514
   Contract purchase payments ...........       58,767            29,453           49,574          14,250           59,932
   Contract terminations, withdrawal
      payments and charges ..............      (24,961)          (14,728)         (10,910)         (9,510)          (9,454)
                                               -------           -------          -------          ------          -------
Units outstanding at December 31, 2004 ..      120,809           126,156          139,897          48,741           97,992
   Contract purchase payments ...........       39,634            22,216           29,878          10,639           40,923
   Contract terminations, withdrawal
      payments and charges ..............      (50,517)          (24,685)         (26,536)         (9,808)         (20,674)
                                               -------           -------          -------          ------          -------
Units outstanding at December 31, 2005 ..      109,926           123,687          143,239          49,572          118,241
                                               =======           =======          =======          ======          =======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(5)  UNIT ACTIVITY FROM POLICY TRANSACTIONS - CONTINUED

                                            SEGREGATED SUB-ACCOUNTS
                                                 WADDELL & REED
                                                  CORE EQUITY
                                            -----------------------
Units outstanding at December 31, 2003 ..            18,365
   Contract purchase payments ...........             9,022
   Contract terminations, withdrawal
      payments and charges ..............            (4,375)
                                                     ------
Units outstanding at December 31, 2004 ..            23,012
   Contract purchase payments ...........            11,705
   Contract terminations, withdrawal
      payments and charges ..............            (4,591)
                                                     ------
Units outstanding at December 31, 2005 ..            30,126
                                                     ======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(6) POLICY OWNERS EQUITY

A summary by product and fund of net assets, units outstanding, and unit values at December 31, 2005 is as follows:

                                                       ADVANTUS BOND                 ADVANTUS MONEY MARKET
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge        14,444   1.76       25,435    1,629,285    1.37    2,232,070
   Option 2 - 0.25% Variable Account Charge       320,139   1.65      528,976      483,464    1.30      629,383
   Option 3 - 0.00% Variable Account Charge    22,037,194   1.34   29,456,707    1,381,214    1.25    1,719,933
   Option 4 - 0.10% Variable Account Charge            --     --           --           --      --           --
                                               ----------          ----------    ---------            ---------
                                               22,371,777          30,011,118    3,493,963            4,581,386
                                               ==========          ==========    =========            =========

                                                     ADVANTUS INDEX 500           ADVANTUS MORTGAGE SECURITIES
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge     2,915,981   2.50    7,293,596        33,598   1.88       63,068
   Option 2 - 0.25% Variable Account Charge     7,413,710   1.75   12,943,248        11,757   1.74       20,481
   Option 3 - 0.00% Variable Account Charge    17,395,059   1.64   28,594,072       163,191   1.00      163,771
   Option 4 - 0.10% Variable Account Charge            --     --           --            --     --           --
                                               ----------          ----------       -------             -------
                                               27,724,750          48,830,916       208,546             247,320
                                               ==========          ==========       =======             =======

                                              ADVANTUS MATURING GOVERNMENT BOND 2006   ADVANTUS MATURING GOVERNMENT BOND 2010
                                              --------------------------------------   --------------------------------------
                                                    Units                                     Units
                                                 Outstanding    AUV   Net Assets           Outstanding    AUV   Net Assets
                                                 -----------   ----   ----------           -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge         1,000      1.75      1,749                 3,537     2.01       7,107
   Option 2 - 0.25% Variable Account Charge           584      1.67        981                 2,450     1.56       3,807
   Option 3 - 0.00% Variable Account Charge            --        --         --               134,822     0.98     132,069
   Option 4 - 0.10% Variable Account Charge            --        --         --                    --       --          --
                                                    -----                -----               -------              -------
                                                    1,584                2,730               140,809              142,983
                                                    =====                =====               =======              =======

                                                ADVANTUS INTERNATIONAL BOND       ADVANTUS INDEX 400 MID-CAP
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge       4,443     1.42      6,304         39,071    1.98       77,328
   Option 2 - 0.25% Variable Account Charge       6,246     1.49      9,319        343,503    2.29      788,120
   Option 3 - 0.00% Variable Account Charge          --       --         --      7,823,359    1.90   14,889,125
   Option 4 - 0.10% Variable Account Charge          --       --         --             --      --           --
                                                 ------              ------      ---------           ----------
                                                 10,689              15,623      8,205,933           15,754,573
                                                 ======              ======      =========           ==========

                                              ADVANTUS REAL ESTATE SECURITIES       FIDELITY VIP CONTRAFUND
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge       6,605     1.99       13,152       91,700    2.75      252,377
   Option 2 - 0.25% Variable Account Charge      37,039     2.01       74,429    2,095,808    2.47    5,179,594
   Option 3 - 0.00% Variable Account Charge     485,396     2.03      984,434           --      --           --
   Option 4 - 0.10% Variable Account Charge         500     2.02        1,012           --      --           --
                                                -------             ---------    ---------            ---------
                                                529,540             1,073,027    2,187,508            5,431,971
                                                =======             =========    =========            =========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(6)  POLICY OWNERS EQUITY - CONTINUED

                                                FIDELITY VIP GROWTH & INCOME       FIDELITY VIP EQUITY-INCOME
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge           --      --           --     126,313     2.04      257,166
   Option 2 - 0.25% Variable Account Charge    1,020,627    1.09    1,109,044     701,050     1.91    1,339,363
   Option 3 - 0.00% Variable Account Charge           --      --           --          --       --           --
   Option 4 - 0.10% Variable Account Charge           --      --           --          --       --           --
                                               ---------            ---------     -------             ---------
                                               1,020,627            1,109,044     827,363             1,596,529
                                               =========            =========     =======             =========

                                                  FIDELITY VIP HIGH INCOME         FIDELITY VIP ASSET MANAGER
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
Option 1 - 0.50% Variable Account Charge         73,580     1.26      92,669           --       --          --
Option 2 - 0.25% Variable Account Charge        675,652     1.19     806,713      382,665     1.09     418,944
Option 3 - 0.00% Variable Account Charge             --       --          --           --       --          --
Option 4 - 0.10% Variable Account Charge             --       --          --           --       --          --
                                                -------              -------      -------              -------
                                                749,232              899,382      382,665              418,944
                                                =======              =======      =======              =======

                                              FIDELITY VIP ASSET MANAGER GROWTH         FIDELITY VIP BALANCED
                                              ---------------------------------   -------------------------------
                                                  Units                              Units
                                               Outstanding    AUV   Net Assets    Outstanding    AUV   Net Assets
                                               -----------   ----   ----------    -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge           --       --          --            --       --          --
   Option 2 - 0.25% Variable Account Charge      994,254     0.95     948,614       314,932     1.15     363,589
   Option 3 - 0.00% Variable Account Charge           --       --          --            --       --          --
   Option 4 - 0.10% Variable Account Charge           --       --          --            --       --          --
                                                 -------              -------       -------              -------
                                                 994,254              948,614       314,932              363,589
                                                 =======              =======       =======              =======

                                                    FIDELITY VIP GROWTH         FIDELITY VIP GROWTH OPPORTUNITIES
                                              -------------------------------   ---------------------------------
                                                 Units                              Units
                                              Outstanding    AUV   Net Assets    Outstanding    AUV   Net Assets
                                              -----------   ----   ----------    -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge           --      --           --            --      --           --
   Option 2 - 0.25% Variable Account Charge    6,628,947    0.74    4,904,344     1,410,738    0.90    1,271,882
   Option 3 - 0.00% Variable Account Charge           --      --           --            --      --           --
   Option 4 - 0.10% Variable Account Charge           --      --           --            --      --           --
                                               ---------            ---------     ---------            ---------
                                               6,628,947            4,904,344     1,410,738            1,271,882
                                               =========            =========     =========            =========

                                                   FIDELITY VIP INDEX 500       FIDELITY VIP INVESTMENT GRADE BOND
                                              -------------------------------   ----------------------------------
                                                 Units                               Units
                                              Outstanding    AUV   Net Assets     Outstanding    AUV   Net Assets
                                              -----------   ----   ----------     -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge           --      --           --            --       --          --
   Option 2 - 0.25% Variable Account Charge    2,262,626    0.94    2,132,821       398,219     1.46     581,764
   Option 3 - 0.00% Variable Account Charge           --      --           --            --       --          --
   Option 4 - 0.10% Variable Account Charge           --      --           --            --       --          --
                                               ---------            ---------       -------              -------
                                               2,262,626            2,132,821       398,219              581,764
                                               =========            =========       =======              =======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(6) POLICY OWNERS EQUITY - CONTINUED

                                                    FIDELITY VIP MID-CAP           FIDELITY VIP MONEY MARKET
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge           --      --           --          --       --          --
   Option 2 - 0.25% Variable Account Charge    2,906,533    2.10    6,114,165     460,968     1.15     528,594
   Option 3 - 0.00% Variable Account Charge           --      --           --          --       --          --
   Option 4 - 0.10% Variable Account Charge           --      --           --          --       --          --
                                               ---------            ---------     -------              -------
                                               2,906,533            6,114,165     460,968              528,594
                                               =========            =========     =======              =======

                                                   FIDELITY VIP OVERSEAS         FIDELITY VIP AGGRESSIVE GROWTH
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge           --      --           --          --       --          --
   Option 2 - 0.25% Variable Account Charge    3,399,583    1.04    3,527,868     144,512     0.97     140,287
   Option 3 - 0.00% Variable Account Charge           --      --           --          --       --          --
   Option 4 - 0.10% Variable Account Charge           --      --           --          --       --          --
                                               ---------            ---------     -------              -------
                                               3,399,583            3,527,868     144,512              140,287
                                               =========            =========     =======              =======

                                                        FIDELITY VIP
                                                DYNAMIC CAPITAL APPRECIATION           FIDELITY VIP VALUE
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge          --       --          --           --       --          --
   Option 2 - 0.25% Variable Account Charge     125,478     1.13     141,663      132,832     1.31     174,108
   Option 3 - 0.00% Variable Account Charge          --       --          --           --       --          --
   Option 4 - 0.10% Variable Account Charge          --       --          --           --       --          --
                                                -------              -------      -------              -------
                                                125,478              141,663      132,832              174,108
                                                =======              =======      =======              =======

                                                FIDELITY VIP VALUE STRATEGY        FIDELITY VIP GROWTH STOCK
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge          --       --          --           --       --         --
   Option 2 - 0.25% Variable Account Charge     118,710     1.38     163,490       42,969     1.35     57,843
   Option 3 - 0.00% Variable Account Charge          --       --          --           --       --         --
   Option 4 - 0.10% Variable Account Charge          --       --          --           --       --         --
                                                -------              -------       ------              ------
                                                118,710              163,490       42,969              57,843
                                                =======              =======       ======              ======


                                                 FIDELITY VIP REAL ESTATE        FIDELITY VIP STRATEGIC INCOME
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge          --       --          --           --       --         --
   Option 2 - 0.25% Variable Account Charge     111,680     1.94     216,420       19,199     1.02     19,498
   Option 3 - 0.00% Variable Account Charge          --       --          --           --       --         --
   Option 4 - 0.10% Variable Account Charge          --       --          --           --       --         --
                                                -------              -------       ------              ------
                                                111,680              216,420       19,199              19,498
                                                =======              =======       ======              ======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(6)  POLICY OWNERS EQUITY - CONTINUED

                                                                                          JANUS ASPEN
                                                     JANUS ASPEN FORTY               INTERNATIONAL GROWTH
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge      83,877     0.75     63,128        67,606     0.79     53,715
   Option 2 - 0.25% Variable Account Charge       5,944     0.80      4,767        27,715     0.87     24,059
   Option 3 - 0.00% Variable Account Charge          --       --         --            --       --         --
   Option 4 - 0.10% Variable Account Charge          --       --         --            --       --         --
                                                 ------              ------        ------              ------
                                                 89,821              67,895        95,321              77,774
                                                 ======              ======        ======              ======

                                                 LORD ABBETT MID CAP VALUE          WADDELL & REED BALANCED
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge           --      --           --       50,979    1.94       99,005
   Option 2 - 0.25% Variable Account Charge        3,230    1.24        3,956       59,969    1.59       95,106
   Option 3 - 0.00% Variable Account Charge    1,986,292    1.06    2,097,139    7,406,954    1.13    8,344,163
   Option 4 - 0.10% Variable Account Charge           --      --           --           --      --           --
                                               ---------            ---------    ---------            ---------
                                               1,989,522            2,101,095    7,517,902            8,538,274
                                               =========            =========    =========            =========

                                                                                         WADDELL & REED
                                                   WADDELL & REED GROWTH              INTERNATIONAL VALUE
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge      226,288    1.75      396,969      77,933     2.54     198,303
   Option 2 - 0.25% Variable Account Charge       22,688    1.38       31,254      31,993     2.07      66,227
   Option 3 - 0.00% Variable Account Charge    2,865,737    0.75    2,146,758          --       --          --
   Option 4 - 0.10% Variable Account Charge           --      --           --          --       --          --
                                               ---------            ---------     -------              -------
                                               3,114,713            2,574,981     109,926              264,530
                                               =========            =========     =======              =======

                                              WADDELL & REED SMALL CAP GROWTH         WADDELL & REED VALUE
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge     108,982     1.92     209,124       51,757     2.03     105,115
   Option 2 - 0.25% Variable Account Charge      14,705     1.55      22,748       91,482     1.32     120,943
   Option 3 - 0.00% Variable Account Charge          --       --          --           --       --          --
   Option 4 - 0.10% Variable Account Charge          --       --          --           --       --          --
                                                -------              -------      -------              -------
                                                123,687              231,872      143,239              226,058
                                                =======              =======      =======              =======

                                              WADDELL & REED MICRO-CAP GROWTH    WADDELL & REED SMALL CAP VALUE
                                              -------------------------------   -------------------------------
                                                 Units                             Units
                                              Outstanding    AUV   Net Assets   Outstanding    AUV   Net Assets
                                              -----------   ----   ----------   -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge      41,047     1.99     81,563        53,902     1.78      95,912
   Option 2 - 0.25% Variable Account Charge       8,525     2.12     18,049        64,339     1.93     124,393
   Option 3 - 0.00% Variable Account Charge          --       --         --            --       --          --
   Option 4 - 0.10% Variable Account Charge          --       --         --            --       --          --
                                                 ------              ------       -------              -------
                                                 49,572              99,612       118,241              220,305
                                                 ======              ======       =======              =======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(6)  POLICY OWNERS EQUITY - CONTINUED

                                                 WADDELL & REED CORE EQUITY
                                              -------------------------------
                                                 Units
                                              Outstanding    AUV   Net Assets
                                              -----------   ----   ----------
Contracts
   Option 1 - 0.50% Variable Account Charge      17,748     1.01     18,005
   Option 2 - 0.25% Variable Account Charge      12,378     0.92     11,339
   Option 3 - 0.00% Variable Account Charge          --       --         --
   Option 4 - 0.10% Variable Account Charge          --       --         --
                                                 ------              ------
                                                 30,126              29,344
                                                 ======              ======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(7)  FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, ratios, and total return for variable universal life policies for the years ended December 31, 2005, 2004, 2003, 2002, and 2001 is as follows:

                                       At December 31                         For the years ended December 31
                          ---------------------------------------   --------------------------------------------------
                                          Unit Fair                                 Expense Ratio      Total Return
                             Units      Value lowest                  Investment      lowest to         lowest to
                          Outstanding    to highest    Net Assets   Income Ratio*     highest**         highest***
                          -----------   ------------   ----------   -------------   -------------   ------------------
Advantus Bond
   2005                    22,371,777   1.34 to 1.76   30,011,118        0.00%      0.00% to 0.50%    1.93% to 2.44%
   2004                    21,957,311   1.30 to 1.73   29,613,251        0.00%      0.00% to 0.50%    4.45% to 4.98%
   2003                    21,962,902   1.24 to 1.65   28,126,839        0.00%      0.00% to 0.50%    4.82% to 5.35%
   2002                    22,430,376   1.18 to 1.58   27,238,896        0.00%      0.00% to 0.50%    9.95% to 10.50%
   2001                    20,483,704   1.07 to 1.44   21,900,003       10.97%      0.00% to 0.50%    6.77% to 7.63%

Advantus Money Market
   2005                     3,493,963   1.25 to 1.37    4,581,386        2.42%      0.00% to 0.50%    1.94% to 2.45%
   2004                     3,512,805   1.22 to 1.34    4,596,464        0.75%      0.00% to 0.50%    0.25% to 0.75%
   2003                     3,573,071   1.21 to 1.34    4,661,417        1.72%      0.00% to 0.50%    0.11% to 0.61%
   2002                     3,610,749   1.26 to 1.34    4,701,321        1.25%      0.25% to 0.50%    0.77% to 1.03%
   2001                     2,140,980   1.25 to 1.33    2,830,617        3.66%      0.25% to 0.50%    3.27% to 3.53%

Advantus Index 500
   2005                    27,724,750   1.64 to 2.50   48,830,916        0.00%      0.00% to 0.50%    3.91% to 4.43%
   2004                    24,519,564   1.57 to 2.41   41,988,778        0.00%      0.00% to 0.50%    9.84% to 10.39%
   2003                    21,585,879   1.43 to 2.19   33,803,250        0.00%      0.00% to 0.50%   27.41% to 28.05%
   2002                    18,888,798   1.11 to 1.72   23,166,231        0.00%      0.00% to 0.50%  -22.75% to -22.36%
   2001                    11,990,449   1.43 to 2.23   19,147,085        0.94%      0.00% to 0.50%  -12.69% to -12.25%

Advantus Mortgage
   Securities
   2005                       208,546   1.00 to 1.88      247,320        0.00%      0.00% to 0.50%    0.36% to 2.62%
   2004                       107,476   1.70 to 1.83      186,672        0.00%      0.25% to 0.50%    4.29% to 4.55%
   2003                        29,214   1.62 to 1.76       50,994        0.00%      0.25% to 0.50%    3.64% to 3.89%
   2002                        23,705   1.56 to 1.70       40,043        0.00%      0.25% to 0.50%    9.11% to 9.39%
   2001                        23,481   1.43 to 1.56       35,839       15.14%      0.25% to 0.50%    8.43% to 8.70%

Advantus Maturing
   Government Bond 2006
   2005                         1,584   1.67 to 1.75        2,730        0.00%      0.25% to 0.50%   -1.27% to -1.03%
   2004                         1,584   1.69 to 1.77        2,762        0.00%      0.25% to 0.50%    -.38% to -.13%
   2003                         1,584   1.69 to 1.78        2,770        0.00%      0.25% to 0.50%    1.44% to 69.39%
   2002                         1,000       1.76            1,756        0.00%          0.50%             12.43%
   2001                         1,000       1.56            1,563        5.05%          0.50%              7.54%

Advantus Maturing
   Government Bond 2010
   2005                       140,809    .98 to 2.01      142,983        0.00%      0.00% to 0.50%   -2.04% to -.27%
   2004                        32,011   1.56 to 2.02       51,288        0.00%      0.25% to 0.50%    2.80% to 3.05%
   2003                         3,954   1.51 to 1.97        7,183        0.00%      0.25% to 0.50%    2.24% to 2.50%
   2002                         2,324       1.92            4,467        0.07%          0.50%             18.26%
   2001                         2,145       1.63            3,486       10.39%          0.50%              4.44%

Advantus International
   Bond
   2005                        10,689   1.42 to 1.49       15,623        0.00%      0.25% to 0.50%   -9.36% to -9.14%
   2004                        15,770   1.57 to 1.64       25,123        0.00%      0.25% to 0.50%   10.88% to 11.15%
   2003                        13,254   1.41 to 1.48       18,997        0.00%      0.25% to 0.50%   19.65% to 19.95%
   2002                         6,516       1.18            7,688        0.26%          0.50%             17.36%
   2001                         4,973       1.01            5,004        1.90%          0.50%             -2.00%

Advantus Index 400
   Mid-Cap
   2005                     8,205,933   1.90 to 2.29   15,754,573        0.00%      0.00% to 0.50%   11.40% to 11.96%
   2004                     6,944,682   1.70 to 2.05   13,204,227        0.00%      0.00% to 0.50%   15.15% to 15.73%
   2003                     6,594,098   1.47 to 1.78   10,771,947        0.00%      0.00% to 0.50%   33.92% to 34.59%
   2002                     6,337,050   1.09 to 1.33    7,643,102        0.00%      0.00% to 0.50%  -15.46% to -15.03%
   2001                     3,432,132   1.28 to 1.56    4,429,031        0.87%      0.00% to 0.50%   -1.56% to -1.07%

Advantus Real Estate
   Securities
   2005                       529,540   1.99 to 2.03    1,073,027        0.00%      0.00% to 0.50%   10.53% to 11.08%
   2004                       168,294   1.80 to 1.83      305,180        0.00%      0.00% to 0.50%   34.85% to 35.52%
   2003                         6,490   1.34 to 1.35        8,706        0.00%      0.00% to 0.50%   41.50% to 42.21%
   2002                         6,821   0.94 to 0.95        6,444        0.00%      0.00% to 0.50%   -5.58% to -5.27%

Fidelity VIP Contrafund
   2005                     2,187,508   2.47 to 2.75    5,431,971        0.28%      0.25% to 0.50%   16.36% to 16.65%
   2004                     2,100,734   2.12 to 2.37    4,473,427        0.33%      0.25% to 0.50%   14.90% to 15.19%
   2003                     2,161,705   1.84 to 2.06    3,995,908        0.89%      0.25% to 0.50%   27.82% to 28.14%
   2002                     2,074,921   1.44 to 1.61    2,993,688        0.80%      0.25% to 0.50%   -9.80% to -9.58%
   2001                     2,150,390   1.59 to 1.79    3,429,625        0.00%      0.25% to 0.50%  -12.68% to -12.46%

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(7) FINANCIAL HIGHLIGHTS - CONTINUED

                                  At December 31                   For the years ended December 31
                     -------------------------------------  ---------------------------------------------
                                    Unit Fair               Investment  Expense Ratio     Total Return
                        Units     Value lowest                Income      lowest to         lowest to
                     Outstanding   to highest   Net Assets    Ratio*      highest**        highest***
                     -----------  ------------  ----------  ----------  -------------  ------------------
Fidelity VIP Growth
   & Income
   2005               1,020,627       1.09       1,109,044     1.48%        0.25%             7.37%
   2004               1,065,788       1.01       1,078,662     0.86%        0.25%             5.53%
   2003               1,083,212       0.96       1,038,819     1.11%        0.25%            23.47%
   2002                 994,261       0.78         772,293     1.31%        0.25%           -16.82%
   2001                 978,238       0.93         913,513     0.00%        0.25%            -8.98%

Fidelity VIP
   Equity-Income
   2005                 827,363   1.91 to 2.04   1,596,529     1.52%    0.25% to 0.50%   5.34% to 5.60%
   2004                 768,905   1.81 to 1.93   1,405,687     1.40%    0.25% to 0.50%  10.97% to 11.25%
   2003                 714,841   1.63 to 1.74   1,175,502     3.43%    0.25% to 0.50%  29.68% to 30.01%
   2002                 714,705   1.25 to 1.34     903,353     3.84%    0.25% to 0.50% -17.36% to -17.15%
   2001                 857,008   1.51 to 1.63   1,304,501     0.00%    0.25% to 0.50%  -5.43% to -5.19%

Fidelity VIP High
   Income
   2005                 749,232   1.19 to 1.26     899,382    14.55%    0.25% to 0.50%   2.19% to 2.45%
   2004                 833,462   1.17 to 1.23     977,147     8.44%    0.25% to 0.50%   9.05% to 9.32%
   2003                 837,271   1.07 to 1.13     897,929    13.34%    0.25% to 0.50%  26.63% to 26.95%
   2002                 672,853   0.84 to 0.89     569,238    10.02%    0.25% to 0.50%   2.93% to 3.19%
   2001                 621,474   0.81 to 0.87     509,736     0.00%    0.25% to 0.50% -12.17% to -11.95%

Fidelity VIP Asset
   Manager
   2005                 382,665       1.09         418,944     2.75%        0.25%             3.79%
   2004                 425,553       1.05         448,907     2.85%        0.25%             5.20%
   2003                 433,054       1.00         434,213     3.41%        0.25%            17.68%
   2002                 420,813       0.85         358,542     3.81%        0.25%            -8.96%
   2001                 404,774       0.94         378,800     0.00%        0.25%            -4.33%

Fidelity VIP Asset
   Manager Growth
   2005                 994,254       0.95         948,614     2.33%        0.25%             3.63%
   2004               1,014,583       0.92         934,092     2.20%        0.25%             5.72%
   2003                 983,582       0.87         856,568     2.93%        0.25%            23.03%
   2002               1,027,843       0.71         727,561     3.81%        0.25%           -15.74%
   2001               1,045,013       0.84         877,863     0.00%        0.25%            -7.62%

Fidelity VIP
   Balanced
   2005                 314,932       1.15         363,589     2.51%        0.25%             5.50%
   2004                 306,357       1.09         335,243     1.91%        0.25%             5.21%
   2003                 280,595       1.04         291,849     2.59%        0.25%            17.43%
   2002                 228,755       0.89         202,612     2.80%        0.25%            -8.95%
   2001                 195,621       0.97         190,288     0.00%        0.25%            -1.82%

Fidelity VIP Growth
   2005               6,628,947       0.74       4,904,344     0.48%        0.25%             5.53%
   2004               6,739,200       0.70       4,724,414     0.26%        0.25%             3.12%
   2003               6,876,195       0.68       4,674,595     0.26%        0.25%            32.52%
   2002               6,918,697       0.51       3,549,340     0.24%        0.25%           -30.28%
   2001               6,319,965       0.74       4,650,274     0.00%        0.25%           -17.86%

Fidelity VIP Growth
   Opportunities
   2005               1,410,738       0.90       1,271,882     0.89%        0.25%             8.62%
   2004               1,435,366       0.83       1,191,393     0.52%        0.25%             6.92%
   2003               1,455,931       0.78       1,130,211     0.73%        0.25%            29.55%
   2002               1,422,271       0.60         852,256     1.03%        0.25%           -22.04%
   2001               1,282,667       0.77         985,894     0.00%        0.25%           -14.63%

Fidelity VIP
   Index 500
   2005               2,262,626       0.94       2,132,821     1.69%        0.25%             4.56%
   2004               2,157,302       0.90       1,944,806     1.26%        0.25%            10.34%
   2003               2,118,305       0.82       1,730,719     1.41%        0.25%            28.09%
   2002               2,052,758       0.64       1,309,384     1.24%        0.25%           -22.44%
   2001               1,823,236       0.82       1,499,498     0.00%        0.25%           -12.32%

Fidelity VIP
   Investment Grade
   Bond
   2005                 398,219       1.46         581,764     3.64%        0.25%             1.94%
   2004                 398,365       1.43         570,917     4.11%        0.25%             4.19%
   2003                 405,238       1.38         557,387     3.65%        0.25%             4.94%
   2002                 432,760       1.31         567,215     3.05%        0.25%            10.07%
   2001                 349,527       1.19         416,218     0.00%        0.25%             8.19%

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(7) FINANCIAL HIGHLIGHTS - CONTINUED

                                        At December 31                   For the years ended December 31
                           -------------------------------------  ---------------------------------------------
                                          Unit Fair               Investment  Expense Ratio     Total Return
                              Units     Value lowest                Income      lowest to         lowest to
                           Outstanding   to highest   Net Assets    Ratio*      highest**        highest***
                           -----------  ------------  ----------  ----------  -------------  ------------------
Fidelity VIP Mid-Cap
   2005                     2,906,533        2.10      6,114,165     0.00%        0.25%            18.01%
   2004                     3,119,269        1.78      5,560,298     0.00%        0.25%            24.61%
   2003                     3,134,526        1.43      4,484,146     0.41%        0.25%            38.29%
   2002                     3,192,834        1.03      3,302,866     0.95%        0.25%           -10.05%
   2001                     3,229,670        1.15      3,714,117     0.00%        0.25%            -3.45%

Fidelity VIP Money Market
   2005                       460,968        1.15        528,594     3.01%        0.25%             2.78%
   2004                       404,124        1.12        450,889     1.19%        0.25%             0.96%
   2003                       416,294        1.11        460,061     0.99%        0.25%             0.75%
   2002                       410,733        1.10        450,561     1.72%        0.25%             1.47%
   2001                       380,158        1.08        410,990     3.93%        0.25%             3.90%

Fidelity VIP Overseas
   2005                     3,399,583        1.04      3,527,868     0.64%        0.25%            18.75%
   2004                     3,437,349        0.87      3,003,855     1.10%        0.25%            13.35%
   2003                     3,265,344        0.77      2,517,406     0.81%        0.25%            43.01%
   2002                     3,391,848        0.54      1,828,491     0.75%        0.25%           -20.48%
   2001                     3,001,822        0.68      2,034,947     0.00%        0.25%           -21.36%

Fidelity VIP Aggressive
   Growth
   2005                       144,512        0.97        140,287     0.00%        0.25%             7.84%
   2004                       163,380        0.90        147,069     0.00%        0.25%             9.98%
   2003                       130,106        0.82        106,491     0.00%        0.25%            30.25%
   2002                       119,950        0.63         75,374     0.00%        0.25%           -26.58%
   2001(d)                     34,071        0.86         29,162     0.00%        0.25%           -14.41%

Fidelity VIP Dynamic
   Capital Appreciation
   2005                       125,478        1.13        141,663     0.00%        0.25%            20.84%
   2004                       119,481        0.93        111,629     0.00%        0.25%             1.16%
   2003                        48,875        0.92         45,141     0.00%        0.25%            24.95%
   2002                        39,527        0.74         29,217     0.25%        0.25%            -7.28%
   2001(d)                     15,385        0.80         12,265     0.00%        0.25%           -20.28%

Fidelity VIP Value
   2005                       132,832        1.31        174,108     0.60%        0.25%             5.82%
   2004                        93,594        1.24        115,928     1.05%        0.25%            10.96%
   2003                        75,935        1.12         84,767     0.65%        0.25%            33.82%
   2002(c)                     20,399        0.83         17,016     0.21%        0.25%           -16.58%

Fidelity VIP Value
   Strategy
   2005                       118,710        1.38        163,490     0.00%        0.25%             2.41%
   2004                       122,585        1.34        164,858     0.00%        0.25%            13.84%
   2003                        79,012        1.18         93,309     0.00%        0.25%            57.51%
   2002(c)                      6,843        0.75          5,132     0.00%        0.25%           -25.01%

Fidelity VIP Growth Stock
   2005                        42,969       1.35          57,843     0.03%        0.25%             7.30%
   2004                        16,294       1.25          20,442     0.20%        0.25%             2.05%
   2003(a)                      9,719       1.23          11,949     0.00%        0.25%            22.92%

Fidelity VIP Real Estate
   2005                       111,680        1.94        216,420     2.75%        0.25%            14.84%
   2004                        87,256        1.69        147,252     2.71%        0.25%            33.81%
   2003(a)                     41,812        1.26         52,745     1.26%        0.25%            26.09%

Fidelity VIP Strategic
   Income
   2005(e)                     19,199        1.02         19,498     7.21%        0.25%            1.60%

Janus Aspen Forty
   2005                        89,821   0.75 to 0.80      67,895     0.01%    0.25% to 0.50%  12.00% to 12.27%
   2004                        70,037   0.67 to 0.72      47,247     0.02%    0.25% to 0.50%  17.38% to 17.67%
   2003                        79,995   0.57 to 0.61      45,883     0.51%    0.25% to 0.50%  19.63% to 19.93%
   2002                        59,299   0.48 to 0.51      28,435     0.30%    0.25% to 0.50% -16.35% to -16.14%
   2001                        99,715   0.57 to 0.61      59,089     0.80%    0.25% to 0.50% -22.22% to -22.03%

Janus Aspen International
   Growth
   2005                        95,321   0.79 to 0.87      77,774     1.12%    0.25% to 0.50%  31.28% to 31.61%
   2004                        79,930   0.61 to 0.66      49,464     0.93%    0.25% to 0.50%  18.09% to 18.39%
   2003                        64,807   0.51 to 0.56      33,525     1.70%    0.25% to 0.50%  33.86% to 34.20%
   2002                        39,733   0.38 to 0.42      15,218     0.48%    0.25% to 0.50% -26.13% to -25.94%
   2001                       195,135   0.52 to 0.56     108,415     0.68%    0.25% to 0.50% -23.81% to -23.62%

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

(7) FINANCIAL HIGHLIGHTS - CONTINUED

                                        At December 31                   For the years ended December 31
                           -------------------------------------  ---------------------------------------------
                                          Unit Fair               Investment  Expense Ratio     Total Return
                              Units     Value lowest                Income      lowest to         lowest to
                           Outstanding   to highest   Net Assets    Ratio*      highest**        highest***
                           -----------  ------------  ----------  ----------  -------------  ------------------

Lord Abbett Mid Cap Value
   2005                     1,989,522   1.06 to 1.24   2,101,095     0.42%    0.00% to 0.25%   7.95% to 8.22%
   2004(b)                    500,048       1.14         572,154     0.68%        0.25%            14.42%

Waddell & Reed Balanced
   2005                     7,517,902   1.13 to 1.94   8,538,274     1.28%    0.00% to 0.50%   4.49% to 5.01%
   2004                     7,662,561   1.07 to 1.86   8,285,949     1.50%    0.00% to 0.50%   8.39% to 8.94%
   2003                     7,746,971   0.98 to 1.71   7,667,145     1.80%    0.00% to 0.50%  20.45% to 21.05%
   2002                     7,983,640   0.81 to 1.42   6,532,940     0.00%    0.00% to 0.50%  -9.44% to -8.98%
   2001                     8,373,850   0.89 to 1.57   7,579,396     2.06%    0.00% to 0.50% -14.79% to -10.62%

Waddell & Reed Growth
   2005                     3,114,713   0.75 to 1.75   2,574,981     0.00%    0.00% to 0.50%  10.68% to 11.23%
   2004                     3,188,542   0.67 to 1.59   2,354,560     0.28%    0.00% to 0.50%   2.79% to 3.31%
   2003                     3,254,268   0.65 to 1.54   2,290,385     0.00%    0.00% to 0.50%  24.82% to 25.45%
   2002                     3,367,912   0.52 to 1.24   1,774,566     0.00%    0.00% to 0.50% -25.44% to -25.81%
   2001                     3,732,874   0.70 to 1.67   4,431,674     0.00%    0.00% to 0.50% -24.80% to -25.18%

Waddell & Reed
   International Value
   2005                       109,926   2.07 to 2.54     264,530     1.96%    0.25% to 0.50%  10.61% to 10.89%
   2004                       120,809   1.87 to 2.30     262,796     1.21%    0.25% to 0.50%  22.07% to 22.37%
   2003                        87,003   1.53 to 1.88     159,694     3.58%    0.25% to 0.50%  46.12% to 46.48%
   2002                        79,427   1.04 to 1.29      98,010     0.00%    0.25% to 0.50% -18.23% to -18.05%
   2001                       190,010   1.27 to 1.58     257,706     4.16%    0.25% to 0.50% -11.65% to -11.43%

Waddell & Reed Small Cap
   Growth
   2005                       123,687   1.55 to 1.92     231,872     0.00%    0.25% to 0.50%  12.32% to 12.60%
   2004                       126,156   1.37 to 1.71     211,179     0.00%    0.25% to 0.50%  13.72% to 14.01%
   2003                       111,431   1.20 to 1.50     164,738     0.00%    0.25% to 0.50%  47.24% to 47.61%
   2002                        96,702   0.82 to 1.02      97,135     0.00%    0.25% to 0.50% -32.14% to -31.97%
   2001                       238,514   1.20 to 1.50     309,724     0.00%    0.25% to 0.50% -15.12% to -14.91%

Waddell & Reed Value
   2005                       143,239   1.32 to 2.03     226,058     1.44%    0.25% to 0.50%   3.90% to 4.16%
   2004                       139,897   1.27 to 1.95     212,291     1.21%    0.25% to 0.50%  14.13% to 14.42%
   2003                       101,233   1.11 to 1.71     139,181     1.28%    0.25% to 0.50%  26.42% to 26.74%
   2002                        81,398   0.88 to 1.35      89,255     0.00%    0.25% to 0.50% -15.74% to -15.53%
   2001                       145,165   1.04 to 1.61     170,274     1.21%    0.25% to 0.50% -10.90% to -10.68%

Waddell & Reed Micro-Cap
   Growth
   2005                        49,572   1.99 to 2.12      99,612     0.00%    0.25% to 0.50%  20.27% to 20.57%
   2004                        48,741   1.65 to 1.76      81,316     0.00%    0.25% to 0.50%   9.50% to 9.78%
   2003                        44,001   1.51 to 1.60      66,781     0.00%    0.25% to 0.50%  53.64% to 54.02%
   2002                        34,697   0.98 to 1.04      34,177     0.00%    0.25% to 0.50% -43.93% to -43.78%
   2001                        77,451   1.75 to 1.85     140,595     0.00%    0.25% to 0.50% -11.77% to -11.55%

Waddell & Reed Small Cap
   Value
   2005                       118,241   1.78 to 1.93     220,305     0.00%    0.25% to 0.50%   3.63% to 3.89%
   2004                        97,992   1.72 to 1.86     173,716     0.00%    0.25% to 0.50%  14.45% to 14.73%
   2003                        47,514   1.50 to 1.62      71,447     0.00%    0.25% to 0.50%  48.73% to 49.10%
   2002                        44,415   1.01 to 1.09      44,873     0.00%    0.25% to 0.50% -20.38% to -20.18%
   2001                        44,256   1.27 to 1.36      57,105     0.00%    0.25% to 0.50%  15.01% to 15.30%

Waddell & Reed Core
   Equity
   2005                        30,126   0.92 to 1.01      29,344     0.39%    0.25% to 0.50%   8.46% to 8.73%
   2004                        23,012   0.84 to 0.94      20,865     0.74%    0.25% to 0.50%   9.02% to 9.30%
   2003                        18,365   0.77 to 0.86      15,500     2.14%    0.00% to 0.50%  20.73% to 21.03%
   2002                        11,738       0.71           8,341     0.00%        0.50%           -28.50%
   2001                        10,308       0.99          10,215     0.31%        0.50%            -8.20%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner account through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the period indicated, including changed in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in the a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period.

(a) Period from September 22, 2003 (commencement of operations) to December 31, 2003.

(b)  Period from July 2, 2004 (commencement of operations) to December 31, 2004.

(c)  Period from May 1, 2002 (commencement of operations) to December 31, 2002.

(d)  Period from May 1, 2001 (commencement of operations) to December 31, 2001.

(e) Period from October 18, 2005 (commencement of operations) to December 31, 2005.

[KPMG LOGO]

                              KPMG LLP
                              4200 Wells Fargo Center
                              90 South Seventh Street
                              Minneapolis, MN 55402

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2005 and 2004, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2 to the consolidated financial statements, effective January 1, 2004, the Company adopted Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

                                /s/ KPMG LLP

March 13, 2006

KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                                 (In thousands)

                                                                                         2005           2004
                                                                                     ------------   ------------
ASSETS

    Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $5,095,516 and $5,213,338)   $  5,190,234   $  5,472,948
    Equity securities, at fair value (cost $577,658 and $606,225)                         683,290        747,277
    Mortgage loans, net                                                                 1,020,427        810,508
    Real estate, net                                                                        2,261          1,771
    Finance receivables, net                                                              146,408        140,425
    Policy loans                                                                          279,699        270,186
    Private equity investments (cost $244,458 and $228,338)                               268,535        226,631
    Fixed maturity securities on loan, at fair value
      (amortized cost $1,275,628 and $1,128,126)                                        1,278,941      1,152,143
    Equity securities on loan, at fair value (cost $89,165 and $63,396)                   119,087         84,121
    Other invested assets                                                                  23,574         23,306
                                                                                     ------------   ------------
      Total investments                                                                 9,012,456      8,929,316

    Cash and cash equivalents                                                             284,283        196,508
    Securities held as collateral                                                       1,439,254      1,276,761
    Deferred policy acquisition costs                                                     823,757        721,055
    Accrued investment income                                                              81,129         85,553
    Premiums and fees receivable                                                          143,573        137,578
    Property and equipment, net                                                            76,921         80,033
    Reinsurance recoverables                                                              744,458        727,129
    Goodwill and intangible assets, net                                                    21,052         23,089
    Other assets                                                                           62,362         36,653
    Separate account assets                                                            10,600,016      9,563,176
                                                                                     ------------   ------------
         Total assets                                                                $ 23,289,261   $ 21,776,851
                                                                                     ============   ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

    Policy and contract account balances                                             $  5,006,386   $  4,853,594
    Future policy and contract benefits                                                 2,073,915      2,063,061
    Pending policy and contract claims                                                    205,557        169,699
    Other policyholder funds                                                              636,372        606,362
    Policyholder dividends payable                                                         43,438         48,301
    Unearned premiums and fees                                                            227,684        212,057
    Income tax liability:
       Current                                                                             16,662         24,457
       Deferred                                                                           174,136        198,484
    Other liabilities                                                                     422,723        428,111
    Notes payable                                                                         125,000        125,000
    Securities lending collateral                                                       1,439,254      1,276,761
    Separate account liabilities                                                       10,600,016      9,563,176
                                                                                     ------------   ------------
      Total liabilities                                                                20,971,143     19,569,063
                                                                                     ------------   ------------

Stockholder's equity:
    Common stock, $1 par value, 5,000,000 shares authorized,
      issued and outstanding                                                                5,000          5,000
    Additional paid in capital                                                             81,632         61,164
    Accumulated other comprehensive income                                                140,106        223,021
    Retained earnings                                                                   2,091,380      1,918,603
                                                                                     ------------   ------------
      Total stockholder's equity                                                        2,318,118      2,207,788
                                                                                     ------------   ------------
         Total liabilities and stockholder's equity                                  $ 23,289,261   $ 21,776,851
                                                                                     ============   ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In thousands)

                                                          2005           2004           2003
                                                      ------------   ------------   ------------
Revenues:

  Premiums                                            $  1,183,836   $  1,078,586   $  1,005,277
  Policy and contract fees                                 399,676        382,048        351,669
  Net investment income                                    487,013        459,612        465,858
  Net realized investment gains (losses)                    64,955         73,862        (48,641)
  Finance charge income                                     40,130         37,694         34,148
  Commission income                                         62,110         40,589              -
  Other income                                              30,820         21,273         18,820
                                                      ------------   ------------   ------------
    Total revenues                                       2,268,540      2,093,664      1,827,131
                                                      ------------   ------------   ------------

Benefits and expenses:

  Policyholder benefits                                  1,142,724      1,027,760        975,604
  Interest credited to policies and contracts              274,511        280,618        287,018
  General operating expenses                               409,664        389,924        341,552
  Commissions                                              144,787        143,633        108,293
  Administrative and sponsorship fees                       60,193         63,057         68,773
  Dividends to policyholders                                 9,010         15,331         17,817
  Interest on notes payable                                 10,290         10,391         11,258
  Amortization of deferred policy acquisition costs        162,510        169,888        166,138
  Capitalization of policy acquisition costs              (218,071)      (206,061)      (208,620)
                                                      ------------   ------------   ------------
    Total benefits and expenses                          1,995,618      1,894,541      1,767,833
                                                      ------------   ------------   ------------
      Income from operations before taxes                  272,922        199,123         59,298

  Income tax expense (benefit):
    Current                                                 67,572         17,445         19,121
    Deferred                                                20,073         42,821         (4,268)
                                                      ------------   ------------   ------------
      Total income tax expense                              87,645         60,266         14,853
                                                      ------------   ------------   ------------
        Net income                                    $    185,277   $    138,857   $     44,445
                                                      ============   ============   ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In thousands)

                                                                                   ACCUMULATED
                                                                    ADDITIONAL        OTHER                           TOTAL
                                                     COMMON          PAID IN      COMPREHENSIVE     RETAINED      STOCKHOLDER'S
                                                      STOCK          CAPITAL         INCOME         EARNINGS         EQUITY
                                                  -------------   -------------   -------------   -------------   -------------
2003:
  Balance, beginning of year                      $       5,000   $       3,000   $      58,391   $   1,786,873   $   1,853,264

    Comprehensive income:
      Net income                                              -               -               -          44,445          44,445
      Other comprehensive income                              -               -         155,276               -         155,276
                                                                                                                  -------------
        Total comprehensive income                                                                                      199,721

    Dividends to stockholder                                  -               -               -         (36,033)        (36,033)
                                                  -------------   -------------   -------------   -------------   -------------
  Balance, end of year                            $       5,000   $       3,000   $     213,667   $   1,795,285   $   2,016,952
                                                  =============   =============   =============   =============   =============

2004:
  Balance, beginning of year                      $       5,000   $       3,000   $     213,667   $   1,795,285   $   2,016,952

    Comprehensive income:
      Net income                                              -               -               -         138,857         138,857
      Other comprehensive income                              -               -           9,354               -           9,354
                                                                                                                  -------------
        Total comprehensive income                                                                                      148,211

    Dividends to stockholder                                  -               -               -         (15,539)        (15,539)
    Contributions to additional paid in capital               -          58,164               -               -          58,164
                                                  -------------   -------------   -------------   -------------   -------------
  Balance, end of year                            $       5,000   $      61,164   $     223,021   $   1,918,603   $   2,207,788
                                                  =============   =============   =============   =============   =============

2005:
  Balance, beginning of year                      $       5,000   $      61,164   $     223,021   $   1,918,603   $   2,207,788

    Comprehensive income:
      Net income                                              -               -               -         185,277         185,277
      Other comprehensive income                              -               -         (82,915)              -         (82,915)
                                                                                                                  -------------
        Total comprehensive income                                                                                      102,362

    Dividends to stockholder                                  -               -               -         (12,500)        (12,500)
    Contributions to additional paid in capital               -          20,468               -               -          20,468
                                                  -------------   -------------   -------------   -------------   -------------
  Balance, end of year                            $       5,000   $      81,632   $     140,106   $   2,091,380   $   2,318,118
                                                  =============   =============   =============   =============   =============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In thousands)

                                                               2005           2004           2003
                                                           ------------   ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                                 $    185,277   $    138,857   $     44,445
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Interest credited to annuity and insurance contracts        245,990        248,103        249,128
    Fees deducted from policy and contract balances            (362,149)      (352,028)      (327,631)
    Change in future policy benefits                             31,532         40,541         29,425
    Change in other policyholder liabilities, net                38,420          9,006         35,834
    Amortization of deferred policy acquisition costs           162,510        169,888        166,138
    Capitalization of policy acquisition costs                 (218,071)      (206,061)      (208,620)
    Change in premiums and fees receivable                       (5,995)           375        (12,530)
    Deferred tax provision                                       20,073         42,821         (4,268)
    Change in income tax liabilities - current                   (7,795)        (7,972)        16,009
    Net realized investment losses (gains)                      (64,955)       (73,862)        48,641
    Change in reinsurance recoverables                          (17,308)       (50,027)       (30,147)
    Other, net                                                   51,442         90,532        137,729
                                                           ------------   ------------   ------------
      Net cash provided by operating activities                  58,971         50,173        144,153
                                                           ------------   ------------   ------------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from sales of:
  Fixed maturity securities, available-for-sale               1,215,098      1,538,904      1,658,859
  Equity securities                                             453,427        537,399        429,470
  Mortgage loans                                                  5,134          3,239              -
  Real estate                                                       960          1,276         11,255
  Private equity investments                                     56,320         63,623         23,703
  Other invested assets                                          10,875         23,619          1,729
Proceeds from maturities and repayments of:
  Fixed maturity securities, available-for-sale               2,269,649      1,262,636      1,170,516
  Mortgage loans                                                126,754         79,356         81,056
Purchases and originations of:
  Fixed maturity securities, available-for-sale              (3,541,554)    (3,077,269)    (3,281,851)
  Equity securities                                            (378,814)      (477,434)      (462,070)
  Mortgage loans                                               (341,115)      (119,806)       (86,931)
  Real estate                                                    (1,451)        (1,324)          (737)
  Private equity investments                                    (61,273)       (51,265)       (31,519)
  Other invested assets                                         (10,815)       (21,779)        (4,319)
Finance receivable originations or purchases                   (116,758)      (109,989)       (91,674)
Finance receivable principal payments                           102,356         89,283         77,154
Securities in transit                                            (4,271)      (109,734)        95,821
Other, net                                                      (31,452)       (23,196)       (22,760)
                                                           ------------   ------------   ------------
      Net cash used for investing activities                   (246,930)      (392,461)      (432,298)
                                                           ------------   ------------   ------------

CASH FLOWS FROM FINANCING ACTIVITIES

Deposits credited to annuity and insurance contracts          1,898,405      1,814,146      1,626,707
Withdrawals from annuity and insurance contracts             (1,625,017)    (1,546,611)    (1,263,337)
Payments on debt                                                      -              -        (12,000)
Contributed capital                                               6,900         55,000              -
Dividends paid to stockholder                                   (12,500)             -        (22,000)
Other, net                                                        7,946         (6,268)         3,302
                                                           ------------   ------------   ------------
      Net cash provided by financing activities                 275,734        316,267        332,672
                                                           ------------   ------------   ------------
Net (decrease) increase in cash and cash equivalents             87,775        (26,021)        44,527
Cash and cash equivalents, beginning of year                    196,508        222,529        178,002
                                                           ------------   ------------   ------------
Cash and cash equivalents, end of year                     $    284,283   $    196,508   $    222,529
                                                           ============   ============   ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2005, 2004 AND 2003

(1)  NATURE OF OPERATIONS

     ORGANIZATION AND DESCRIPTION OF BUSINESS

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company LLC, Enterprise Holding Corporation, Northstar Life Insurance Company, Securian Life Insurance Company, and Allied Solutions, LLC. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. The Company has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Services, Group Insurance, and Retirement Savings. Revenues, including net realized investment gains and losses, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line, for the years ended December 31 were as follows:

     IN THOUSANDS                                              2005           2004           2003
     ---------------------------------------------------   ------------   ------------   ------------
     Individual Financial Security                         $    444,513   $    452,807   $    449,394
     Financial Services                                         294,034        270,687        258,798
     Group Insurance                                          1,011,920        888,030        805,084
     Retirement Savings                                         339,253        343,311        327,828
     Subsidiaries and corporate product line                    178,820        138,829        (13,973)
                                                           ------------   ------------   ------------
        Total                                              $  2,268,540   $  2,093,664   $  1,827,131
                                                           ============   ============   ============

     The Company serves nearly eight million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     Effective December 30, 2005, ownership of Securian Life Insurance Company was transferred to the Company from Securian Financial Group, Inc, in the form of a capital contribution. See note 19 for additional description of this transaction.

     During 2004, the Company's majority-owned subsidiary, MIMLIC Life Insurance Company, was dissolved.

     On June 1, 2004, the Company purchased Allied Solutions, LLC and Subsidiary (Allied). See note 15 for additional description of this transaction.

     Effective July 1, 2003, Personal Finance Company converted from a C corporation into a limited liability company and its name was changed to Personal Finance Company LLC.

     On April 1, 2003, ownership of Securian Life Insurance Company was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

     On January 2, 2003, ownership of Securian Casualty Company was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. Prior to 2005, Allied's results were reported on a one month lag. Beginning in 2005, this lag in reporting has been eliminated. Neither the effect of the month lag in 2004, nor eliminating it in 2005 has had a material affect on the consolidated results of operations or financial position of the Company. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, impairment losses on investments, valuation allowances for mortgage loans on real estate, federal income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     INSURANCE REVENUES AND EXPENSES

     Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to estimated gross profits or margins.

     Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that are not yet paid are included in premiums and fees receivable on the consolidated balance sheets.

     Certain nontraditional life products, specifically individual adjustable and variable life insurance policies, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

     COMMISSION REVENUE

     Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Refunds of commissions for cancelled policies are issued based on the unearned portion of the premium payments.

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

     Fixed maturity securities, which may be sold prior to maturity and include fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities, including all interest-only strips and asset-backed securities not of high credit quality, estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective yield method.

     The Company uses book value as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained from broker dealer survey values or internal estimates.

     Marketable equity securities are classified as available-for-sale and are carried at fair value. Mutual funds and exchange traded fund (ETF) investments in select asset classes that are sub-advised are carried at the fair value of the underlying net assets of the funds.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase in policy reserves from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at then current market interest rates, which were lower than the current effective portfolio rate.

     Mortgage loans are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. Impairments are determined by specific identification. A mortgage loan is considered impaired if it is probable that amounts due for principal and interest will not be collected in accordance with the contractual terms. Impaired mortgage loans are valued at the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the underlying collateral, if the loan is collateral dependent.

     Private equity investments in limited partnerships are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, adjusted for any distributions received. In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Any adjustments recorded directly to stockholders' equity of the investee are recorded, based on the Company's ownership share, as an adjustment to the amount invested and as unrealized gains or losses. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity.

     Fair values of fixed maturity securities are based on quoted market prices where available. Fair values of marketable equity securities and embedded derivatives are based on quoted market prices. Fair values of private equity investments are obtained from the financial statement valuations of the underlying fund or independent broker bids. For fixed maturity securities not based on quoted market prices, generally private placement securities and securities that do not trade regularly, an internally developed pricing model using a commercial software application is most often used. The internally developed pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. For securities for which quoted market prices are not available and the internally developed pricing model is not suitable for estimating fair values, qualified company representatives determine the fair value using discounted cash flows and pricing information obtained the administrator from whom cash flows are distributed for these certain structured securities. As of December 31, 2005, 80.7% of the fair values of fixed maturity securities were obtained from quoted market prices, 18.8% from the internal methods described above and .5% from other sources, primarily broker bids.

     Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses.

     The Company's derivative instrument holdings are carried at fair value and reported in other invested assets on the consolidated balance sheets. Derivative instrument fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

     The Company recognizes interest income as earned and recognizes dividend income on equity securities upon the declaration of the dividend.

     For mortgage-backed securities of high credit quality, excluding interest only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from an outside service provider or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

     For interest only securities and mortgage-backed securities not of high credit quality, the Company recognizes the excess of all cash flows attributable to the security estimated at the acquisition date over the initial investment using the effective yield method with adjustments made as a result of subsequent cash flow information recorded prospectively. If the fair value of the security has declined below its carrying amount, the Company will write the security down to fair value if the decline is deemed other-than-temporary.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

     A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable, is recorded in other liabilities on the consolidated balance sheets, and is discussed in detail in note 12. The use of the restricted funds is limited to the satisfaction of the unremitted premiums payable owed to the underwriter.

     The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $15,109,000 and $13,008,000 at December 31, 2005 and 2004, respectively.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2005 and 2004 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2005 and 2004 approximate the fair value at that date.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company currently enters into derivative transactions that do not qualify for hedge accounting. The Company does not enter into speculative positions. Although these transactions do not qualify for hedge accounting, they provide the Company with an economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. In general, these derivative instruments are used in the Company's efforts to manage risks relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates and changes in the capital market and interest rates. For economic hedges, the Company documents all its risk-management objective and strategy for entering into various hedge transactions. Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and hedged items recorded in net realized investment gains (losses) in the consolidated statements of operations. Interest income generated by derivative instruments is reported in net investment income in the consolidated statements of operations. Derivative instruments had an immaterial impact on the Company's 2005, 2004 and 2003 consolidated statements of operations.

     The Company offers a variable payout annuity product with periodic payments that are guaranteed to never fall below an amount that is established at contract inception. This amount is referred to as the guaranteed minimum payment. All deposits, net of expenses, are allocated to a single investment option based upon the S&P 500 index and the periodic payment is adjusted at the beginning of each period based upon investment performance. In the event that the new payment amount falls below the guaranteed minimum payment, the Company will make up the difference. This guarantee exposes the Company to equity market risk, which represents an embedded derivative. The Company is using an economic hedge in its efforts to minimize the financial risk associated with the product's guaranteed payment. The Company holds both interest rate swaps and futures contracts which are used to economically hedge the change in fair value of periodic guaranteed minimum payments owed to policyholders.

     The Company also enters into certain foreign currency derivative instruments that do not meet hedge accounting criteria. The primary purpose of the Company's foreign currency economic hedging activities is to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios. The Company uses short-duration spot contracts in its efforts to minimize this risk.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. Most of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as other invested assets with the changes in fair value reported in net realized gains and losses. The Company reclassified certain mortgage dollar roll securities from fixed maturity and equity securities classified as available-for-sale as of December 31, 2005 and 2004, in the amount of $7,419,000 and $2,926,000, respectively, to other invested assets. For the years ended December 31, 2005, 2004 and 2003, the change in fair value of these securities included in realized capital gains (losses) was $45,000, $1,013,000 and ($1,007,000), respectively.

     REALIZED AND UNREALIZED GAINS AND LOSSES

     Realized and unrealized gains and losses are determined on the specific identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments.

     Under the Company's accounting policy for debt and equity securities that can be contractually prepaid or otherwise settled in a way that may limit the Company's ability to fully recover cost, an impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment for a reasonable period of time. For debt securities, the Company estimates cash flows over the life of purchased beneficial interests in securitized financial assets. If the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate, considering both timing and amount, then the Company recognizes an other-than-temporary impairment and writes down the purchased beneficial interest to fair value.

     For other debt and equity securities, an other-than-temporary charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the debt security or the remaining cost basis of the equity security. Many criteria are considered during this process including but not limited to, the current fair value as compared to the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or dispose of the security, and current economic conditions.

     Available-for-sale equity securities which have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information, including the prospect of near term recovery of the market value, and the manager's intent and ability to hold the stock. Mutual funds and ETF investments are reviewed by analyzing the characteristics of the underlying investments and the long-term outlook for the asset class along with the intent to hold the investment. All other available-for-sale equity securities with significant unrealized losses are also reviewed on the same basis for impairment. Private equity securities which have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. All other material unrealized losses are reviewed for any unusual event that may trigger an other-than-temporary charge.

     Other-than-temporary impairments are recorded to reduce the cost of the investment to fair value. Other-than-temporary impairment losses result in a permanent reduction to the cost basis of the underlying investment.

     The Company provides valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. Changes in the valuation allowance are recorded in net realized gains and losses on the consolidated statements of operations. No valuation allowances for mortgage loans were necessary as of December 31, 2005 and 2004.

     Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

     Total other-than-temporary write-downs for fixed maturity securities for the years ended December 31, 2005, 2004 and 2003 respectively were $6,683,000, $6,684,000 and $34,632,000, respectively.

     Total other-than-temporary write-downs for marketable equity securities for the years ended December 31, 2005, 2004 and 2003 were $1,212,000, $1,728,000 and $13,157,000 respectively. An additional $23,427,000 of other-than-temporary write-downs for marketable equity securities were recorded on securities that were subsequently sold during 2003.

     Total other-than-temporary write-downs for private equity investments for the years ended December 31, 2005, 2004 and 2003 were $9,088,000, $13,863,000 and $57,480,000, respectively.

     SECURITIES LENDING

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the fair value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded in the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively.

     The income from these investments is recorded in net investment income and was $1,232,000, $1,762,000, and $2,378,000 for the years ended December 31,
     2005, 2004, and 2003, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2005 and 2004 were $1,398,028,000 and $1,236,264,000, respectively. As of December 31, 2005 and 2004, the collateral associated with securities lending was $1,439,254,000 and $1,276,761,000, respectively.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These assets and liabilities are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the fair value of the investments held in the segregated funds. The investment income and gains and losses of these accounts accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected in the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

     The Company periodically invests money in its separate accounts. At December 31, 2005 and 2004, the fair value of these investments included with equity securities as required by Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (SOP 03-1), was $40,431,000 and $49,445,000, respectively.

     RISKS

     The following is a description of the most significant risks facing the
     Company:

     CREDIT RISK:

     Credit risk is the risk that issuers of securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor and industry and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company actively monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made. Following below is discussion regarding particular asset class concentration of credit risk:

     CONCENTRATION OF CREDIT RISK:

          CASH AND CASH EQUIVALENTS:

          Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents with high quality financial institutions and limits the amount of credit exposure with any one institution.

          FINANCIAL INSTRUMENTS:

          Concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets are limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

          Equity security diversification is obtained through the use of style diversification and through limiting exposure to a single issuer. Private equity investment diversification is achieved by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

          DERIVATIVES:

          The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. Should the rating of a derivative counterparty drop, the Company may require the counterparty to post collateral. The aggregate counterparty exposure for a single non-qualified counterparty is limited to 1% of admitted assets. The aggregate counterparty exposure to all non-qualified counterparties is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

          To date the Company has not required receipt of collateral from its interest rate swap counterparties. The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. This requirement is satisfied by deposit of a U.S. Treasury security. The Company maintains ownership of pledged securities at all times and is entitled to receive from the borrower any payments for interest on such securities during the period it is pledged as collateral.

          The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

          SECURITIES LENDING:

          The Company participates in a securities lending program where it receives collateral assets in exchange for loaned securities. As collateral assets, the Company receives shares in an Enhanced Yield Trust, certain Lehman Brothers investments and various other assets. The Company has a concentrated credit risk in that its collateral investment in the Enhanced Yield Trust was $801,191,000 and $566,310,000 as of December 31, 2005 and 2004, respectively. Additionally, concentrated credit risk exists with the collateral investment in Lehman Brothers, which totaled $132,666,000 and $90,556,000 as of December 31, 2005 and 2004, respectively.

          Although the Company's securities lending program involves certain credit risk and specific concentrated credit risk, the Company believes the high quality of the collateral received and the Company's monitoring policies and procedures minimizes the likelihood of material losses under these arrangements.

     INTEREST RATE RISK:

     Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

     FOREIGN CURRENCY RISK:

     Foreign currency risk is the risk that the price of foreign contracts may change significantly prior to the completion of investment transactions. The Company utilizes short-duration spot forward contracts in its efforts to minimize the adverse impact of foreign currency exchange rate risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios.

     LEGAL/REGULATORY RISK:

     Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and minimize the adverse impact of this risk.

     RATINGS RISK:

     Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

     EQUITY MARKET RISK:

     Equity market risk is the risk that significant adverse fluctuations in the equity market can affect the Company's financial results. Risks may include but are not limited to changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and as discussed in credit risk above investing in equity securities as a part of the insurance company investment portfolio.

     As of December 31, 2005, approximately 75% of separate account assets were invested in equity investments across the Company's variable product offerings. The Company attempts to minimize the adverse impact of this risk with its product offerings in traditional products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

     The Company held a limited number of derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain annuity products.

     As discussed above, the Company monitors its overall exposure to the equity market and maintains a diversified investment portfolio limiting its exposure to any single issuer.

     REINSURANCE RISK:

     Reinsurance risk is the risk that reinsurance companies where a company has ceded a portion of its underwriting risk may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. These contracts are generally immaterial to the Company's results of operations. The Company established a trust agreement when assets connected to the sale of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

     FINANCE CHARGE INCOME AND RECEIVABLES

     Finance charge income, arising from the Company's consumer finance operations, includes earned finance charges, interest, and fees on finance receivables. Accrued and uncollected finance charges, interest, and fees are included in finance receivables in the consolidated balance sheets. The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on smaller balance, homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or fewer late charges are due and unpaid. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

     A loan is treated as impaired when based upon current information and events it is probable that the Company will be unable to collect all amounts due according to all of the contractual terms of the loan agreement. Impaired loans are generally larger real estate secured loans that are both 60 days past due with collateral that is deemed inadequate. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Large groups of homogenous installment receivables are collectively evaluated for impairment. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

     An allowance for losses is maintained by direct charges to operations at an amount which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. It is the Company's general policy to charge-off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition testing at least annually.

     For traditional life, accident and health and group life products, DAC are amortized with interest over the premium paying period based upon ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life products and deferred annuities, DAC are amortized with interest over the expected lives of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account performance, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience. For future separate account performance, the Company utilizes a mean reversion process. The Company's future long-term yield assumption is 8% at December 31, 2005. Factors regarding economic outlook as reviewed by a third party and internal investment experts, and management's current view of the capital markets were considered in developing management's best estimate of the long-term assumption. The Company's policy regarding the reversion to the mean process assumes a five-year reversion period during which a modified yield assumption is projected for the next five years after the valuation date. This modified yield assumption is calculated such that, when combined with the actual yields from January 1, 2001 through the valuation date, the total yield from January 1, 2001 through the end of the five-year reversion period is equal to that produced using the historical long-term assumptions. This modified yield assumption is not permitted to be negative or in excess of 15%, per annum, during the five-year reversion period.

     Changes in actuarial assumptions can have a significant impact on the amount of DAC reported for nontraditional life and deferred annuities, and the related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised to reflect management's best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant.

     Any resulting impact to financial results from a change in actuarial assumption is included in amortization of deferred policy acquisition costs in the consolidated statements of operations. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 18. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized.

     SALES INDUCEMENTS

     The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company's sales inducement credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit. Changes in deferred sales inducements for the period ended December 31 were as follows:

     IN THOUSANDS                                 2005        2004
     ----------------------------------------   --------    --------
     Balance at beginning of year               $    250     $     -
     Capitalization                                  938         261
     Amortization                                    (24)        (11)
                                                --------    --------
     Balance at end of year                     $  1,164    $    250
                                                ========    ========

     GOODWILL AND OTHER INTANGIBLE ASSETS

     In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, and is tested for impairment, at the reporting unit level, at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to:
     (1) a significant adverse change in legal factors or in business climate,
     (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The fair value of the reporting unit is estimated using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

     The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts. Intangible assets with a finite useful life are amortized over their useful lives on a straight-line basis.

     SOFTWARE CAPITALIZATION

     Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized cost of $28,082,000 and $27,448,000 as of December 31, 2005 and 2004, respectively, and amortized software expense of $10,192,000, $8,373,000 and $7,854,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

     PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost, net of accumulated depreciation of $190,728,000 and $179,759,000 at December 31, 2005 and 2004,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2005, 2004, and 2003, was $12,047,000,
     $12,410,000, and $11,839,000, respectively.

     REINSURANCE

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     POLICYHOLDER LIABILITIES

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life, group life and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, ACCOUNTING FOR CERTAIN INSURANCE ACTIVITIES OF MUTUAL LIFE INSURANCE ENTITIES. When estimating the expected gross margins for traditional life products as of December 31, 2005, the Company has assumed an average rate of investment yields ranging from 5.42% to 5.56%.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as disclosed in note 18. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a required discount rate if invested at then current market interest rates instead of the then current effective portfolio rate implicit in the policy reserves.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     PARTICIPATING BUSINESS

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2005 and 2004, the total participating business in force was $1,357,490,000 and $1,310,550,000, respectively. As a percentage of total life insurance in force, participating business in force represents .3% at December 31, 2005 and 2004.

     INCOME TAXES

     The Company files a consolidated life/non-life federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Allocation is based upon separate return calculations with an immediate credit for any currently used net losses and tax credits. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements. Any such change could significantly affect the amounts reported in the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

     NEW PRONOUNCEMENTS

     In November 2005, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-1 and 124-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS, which addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. This staff position also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures regarding unrealized losses that have not been recognized as other-than-temporary impairments. The Company's other-than-temporary policy was not impacted by the adoption of this staff position as the Company's policy was already consistent with the resulting guidance.

     In September 2005, the American Institute of Certified Public Accountants Accounting Standards Executive Committee issued Statement of Position 05-1, (SOP 05-1), ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS. This statement provides guidance on accounting for DAC on internal replacements and investment contracts other than those specifically described by FASB Statement No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. This statement is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently evaluating the effect of this statement on its consolidated results of operations and its financial position.

     In May 2005, the FASB issued Statement No. 154, (FAS 154), ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3. This document establishes retrospective application for a change in accounting principle, if practicable, unless specifically addressed in transition guidance within an accounting pronouncement. The document also provides guidance for determining whether retroactive treatment is impracticable. In addition the document addresses reporting of a correction of an error and restating previously issued financial statements. FAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 154.

     In December 2004, the FASB issued Statement No. 153, (FAS 153), EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 (APB 29), which eliminates the exception in APB 29 for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This guidance is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 153.

     The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law on December 8, 2003. In accordance with FASB Staff Position (FSP) FAS 106-1, ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT AND MODERNIZATION ACT OF 2003 (FSP FAS 106-1), issued in January 2004, the Company elected to defer accounting for the effects of the Act until the FASB issued guidance on how to account for the provisions of the Act. In May 2004, the FASB issued FSP FAS 106-2, ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT AND MODERNIZATION ACT OF 2003 (FSP FAS 106-2), which superseded FSP FAS 106-1 and provided guidance on accounting and disclosures related to the Act.

     The Company has concluded that prescription drug benefits available under its postretirement plans to some or all participants for some or all future years are at least actuarially equivalent to Medicare Part D, and thus qualify for the subsidy under the Act. The Company has estimated the expected subsidy that will reduce the Company's share of the cost and has reflected that in its postretirement plan costs and obligations.

     The effect of the Act to the Company is a $7,750,000 reduction of the accumulated postretirement benefit obligation as of December 31, 2004 and a $1,151,000 reduction in the net periodic postretirement benefit cost for 2004.

     In March 2004, the Emerging Issues Task Force (EITF) reached consensus on further guidance concerning the identification of and accounting for other-than-temporary impairments and disclosures for cost method investments, as required by EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS (EITF 03-1), which was issued on October 23, 2003. The Company revised its method of calculating the impairment of securities based on this additional guidance. Other-than-temporary impairments reduce the value of the investment to fair value.

     On September 8, 2004, the FASB exposed for comment FSP EITF Issue 03-1-a, which was intended to provide guidance related to the application of paragraph 16 of EITF 03-1, and proposed FSP EITF Issue 03-1-b, which proposed a delay in the effective date of EITF 03-1 for debt securities that are impaired because of interest rate and/or sector spread increases. Based on comments received on these proposals, on September 30, 2004 the FASB issued FSP EITF 03-1-1, EFFECTIVE DATE OF PARAGRAPHS 10-20 OF EITF ISSUE NO. 03-1, which delayed the effectiveness of the related paragraphs in EITF 03-1, with the exception of certain disclosure requirements.

     In June 2004, the FASB issued FSP 97-1, SITUATIONS IN WHICH PARAGRAPHS 17(b) AND 20 OF FASB STATEMENT NO. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS (FAS 97), PERMIT OR REQUIRE ACCRUAL OF AN UNEARNED REVENUE LIABILITY (FSP FAS 97-1), to clarify the guidance related to unearned revenue reserves (URR). The primary purpose of FSP FAS 97-1 is to address the practice question of whether SOP 03-1 restricts the application of the URR guidance in FAS 97 to situations in which profits are expected to be followed by losses. Although SOP 03-1 requires URR in certain situations where profits are followed by losses, it does not restrict the calculation of URR to only those situations. The adoption of FSP FAS 97-1 in 2004 had no material impact to the consolidated results of operations or financial position of the Company.

     Effective January 1, 2004, the Company adopted SOP 03-1. This statement provides guidance on the classification, valuation and accounting for nontraditional long-duration contract liabilities, the accounting for contracts with guaranteed minimum death benefits (GMDB), the accounting for sales inducements, and separate account presentation and valuation. SOP 03-1 requires companies to evaluate the significance of certain guarantees in products such as GMDB to determine whether a contract should be accounted for as an investment or insurance contract. At adoption, the Company reclassified $44,945,000 of ownership in its own separate accounts from separate account assets to equity securities. The Company also has recorded certain market value adjusted ("MVA") fixed annuity products and investment options on variable annuities as separate account assets and liabilities through December 31, 2003. Notwithstanding the market value adjustment feature, all of the investment performance of the separate account assets is not being passed to the contractholder, and it therefore does not meet the conditions for separate account reporting under the SOP. On January 1, 2004, market value reserves included in separate account liabilities of $37,979,000 were revalued at current account value in the general account to $37,552,000. The related separate account assets of $38,912,000 were also reclassified to the general account. Since adoption of the SOP, the components of the spread on a book value basis are recorded in interest income and interest credited. Realized gains and losses on investments and market value adjustments on contract surrenders are recognized as incurred. The adoption of SOP 03-1 had no material impact to the consolidated results of operations or financial position of the Company.

     In December 2003, the FASB issued Statement No. 132, revised 2003, (FAS
     132), EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POST RETIREMENT BENEFITS, which amends disclosure requirements for pension plans and other post retirement benefit plans, effective for nonpublic entities for fiscal years ending after June 15, 2004. The adoption of FAS 132 on January 1, 2004, did not have a material impact on the consolidated results of operations or financial position of the Company.

     RECLASSIFICATION

     Certain 2004 and 2003 financial statement balances have been reclassified to conform to the 2005 presentation.

(3)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

     IN THOUSANDS                                         2005           2004           2003
     ----------------------------------------------   ------------   ------------   ------------
     Fixed maturity securities                        $    384,844   $    367,978   $    370,208
     Equity securities                                      21,360         14,368         17,615
     Mortgage loans                                         68,160         62,182         61,404
     Real estate                                               (36)            29          1,543
     Policy loans                                           20,395         19,843         19,517
     Cash equivalents                                        6,010          2,233          2,216
     Private equity investments                                296          4,909          1,853
     Other invested assets                                   2,155          3,305          5,357
     Derivatives                                              (100)             -              -
                                                      ------------   ------------   ------------
       Gross investment income                             503,084        474,847        479,713
     Investment expenses                                   (16,071)       (15,235)       (13,855)
                                                      ------------   ------------   ------------
       Total                                          $    487,013   $    459,612   $    465,858
                                                      ============   ============   ============

     Net realized investment gains (losses) for the years ended December 31 were as follows:

     IN THOUSANDS                                         2005           2004           2003
     ----------------------------------------------   ------------   ------------   ------------
     Fixed maturity securities                        $    (16,256)  $      9,712   $    (19,499)
     Equity securities                                      66,551         64,029         25,572
     Mortgage loans                                            617           (242)          (376)
     Real estate                                                 -            (33)         4,490
     Private equity investments                             13,139         11,571        (54,224)
     Other invested assets                                   1,868        (11,175)        (4,604)
     Derivatives                                              (964)             -              -
                                                      ------------   ------------   ------------
       Total                                          $     64,955   $     73,862   $    (48,641)
                                                      ============   ============   ============

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

     IN THOUSANDS                                         2005           2004           2003
     ----------------------------------------------   ------------   ------------   ------------
     Fixed maturity securities, available-for-sale:
       Gross realized gains                           $     10,290   $     24,167   $     21,560
       Gross realized losses                               (26,546)       (14,455)       (41,059)
     Equity securities:
       Gross realized gains                                 82,072         88,097         93,634
       Gross realized losses                               (15,521)       (24,068)       (68,062)
     Private equity investments:
       Gross realized gains                                 22,625         26,852          3,823
       Gross realized losses                                (9,486)       (15,281)       (58,047)

     Net accumulated unrealized gains (losses) included in stockholder's equity at December 31 were as follows:

     IN THOUSANDS                                          2005           2004
     -----------------------------------------------   ------------   ------------
     Gross unrealized gains                            $    346,076   $    492,319
     Gross unrealized losses                                (91,051)       (50,025)
     Adjustment to deferred policy acquisition costs        (16,542)       (63,599)
     Adjustment to reserves                                 (23,595)       (44,280)
     Adjustment to unearned policy and contract fees          2,459         10,253
                                                       ------------   ------------
                                                            217,347        344,668
     Deferred federal income taxes                          (77,241)      (121,647)
                                                       ------------   ------------
       Net accumulated unrealized gains                $    140,106   $    223,021
                                                       ============   ============

     The amortized cost and fair value of investments in fixed maturity and marketable equity securities by type of investment were as follows:

                                                                       GROSS UNREALIZED
     IN THOUSANDS                                   AMORTIZED     ---------------------------       FAIR
     DECEMBER 31, 2005                                 COST          GAINS          LOSSES         VALUE
     -------------------------------------------   ------------   ------------   ------------   ------------
          U.S. government                          $     29,599   $        272   $        190   $     29,681
          Agencies not backed by the full faith
           and credit of the U.S. government             19,974            958            101         20,831
          Foreign governments                             1,533            321              -          1,854
          Corporate securities                        3,359,380        104,925         27,007      3,437,298
          Asset-backed securities                       323,642         10,507          2,034        332,115
          Mortgage-backed securities                  1,361,388         24,501         17,434      1,368,455
                                                   ------------   ------------   ------------   ------------
            Total fixed maturities                    5,095,516        141,484         46,766      5,190,234
          Equity securities-unaffiliated                577,658        114,425          8,793        683,290
                                                   ------------   ------------   ------------   ------------
              Total                                $  5,673,174   $    255,909   $     55,559   $  5,873,524
                                                   ============   ============   ============   ============

                                                                       GROSS UNREALIZED
     IN THOUSANDS                                   AMORTIZED     ---------------------------       FAIR
     DECEMBER 31, 2004                                 COST          GAINS          LOSSES         VALUE
     -------------------------------------------   ------------   ------------   ------------   ------------
          U.S. government                          $     20,377   $        431   $         72   $     20,736
          Agencies not backed by the full faith
           and credit of the U.S. government             44,517            550            125         44,942
          Foreign governments                             1,714             76              -          1,790
          Corporate securities                        3,207,961        197,974          7,162      3,398,773
          Asset-backed securities                       504,197         25,654          2,448        527,403
          Mortgage-backed securities                  1,434,572         50,040          5,308      1,479,304
                                                   ------------   ------------   ------------   ------------
            Total fixed maturities                    5,213,338        274,725         15,115      5,472,948
          Equity securities-unaffiliated                606,225        144,589          3,537        747,277
                                                   ------------   ------------   ------------   ------------
              Total                                $  5,819,563   $    419,314   $     18,652   $  6,220,225
                                                   ============   ============   ============   ============

     The amortized cost and fair value of securities on loan by type of investment were as follows:

                                                                       GROSS UNREALIZED
     IN THOUSANDS                                   AMORTIZED     ---------------------------       FAIR
     DECEMBER 31, 2005                                 COST          GAINS          LOSSES         VALUE
     -------------------------------------------   ------------   ------------   ------------   ------------
          U.S. government                          $    102,714   $     10,101   $        214   $    112,601
          Agencies not backed by the full faith
           and credit of the U.S. government             64,675          1,780            323         66,132
          Corporate securities                           42,665            264            584         42,345
          Asset-backed securities                         6,042            106              -          6,148
          Mortgage-backed securities                  1,059,532          5,522         13,339      1,051,715
                                                   ------------   ------------   ------------   ------------
            Total fixed maturities                    1,275,628         17,773         14,460      1,278,941
          Equity securities-unaffiliated                 89,165         31,757          1,835        119,087
                                                   ------------   ------------   ------------   ------------
              Total                                $  1,364,793   $     49,530   $     16,295   $  1,398,028
                                                   ============   ============   ============   ============

                                                                       GROSS UNREALIZED
     IN THOUSANDS                                   AMORTIZED     ---------------------------       FAIR
     DECEMBER 31, 2004                                 COST          GAINS          LOSSES         VALUE
     -------------------------------------------   ------------   ------------   ------------   ------------
          U.S. government                          $    219,852   $     10,294   $        714   $    229,432
          Agencies not backed by the full faith
           and credit of the U.S. government            168,952          4,203            832        172,323
          Corporate securities                          101,224          3,119             94        104,249
          Asset-backed securities                         8,170            304              -          8,474
          Mortgage-backed securities                    629,928         10,381          2,644        637,665
                                                   ------------   ------------   ------------   ------------
            Total fixed maturities                    1,128,126         28,301          4,284      1,152,143
          Equity securities-unaffiliated                 63,396         21,579            854         84,121
                                                   ------------   ------------   ------------   ------------
              Total                                $  1,191,522   $     49,880   $      5,138   $  1,236,264
                                                   ============   ============   ============   ============

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2005, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                     AVAILABLE-FOR-SALE
                                                       AVAILABLE-FOR-SALE            SECURITIES ON LOAN
                                                   ---------------------------   ---------------------------
                                                    AMORTIZED         FAIR        AMORTIZED         FAIR
     IN THOUSANDS                                      COST          VALUE           COST          VALUE
     -------------------------------------------   ------------   ------------   ------------   ------------
     Due in one year or less                       $     96,187   $     96,736   $     24,875   $     24,706
     Due after one year through five years            1,114,939      1,137,000         78,596         80,167
     Due after five years through ten years           1,871,287      1,906,731         56,376         56,988
     Due after ten years                                651,715        681,312         56,249         65,365
                                                   ------------   ------------   ------------   ------------
                                                      3,734,128      3,821,779        216,096        227,226
     Mortgage-backed securities                       1,361,388      1,368,455      1,059,532      1,051,715
                                                   ------------   ------------   ------------   ------------
           Total                                   $  5,095,516   $  5,190,234   $  1,275,628   $  1,278,941
                                                   ============   ============   ============   ============

     The Company had certain investments with a reported fair value lower than the cost of the investment as follows:

     IN THOUSANDS                                                                 UNREALIZED
     DECEMBER 31, 2005                              FAIR VALUE        COST          LOSSES
     -------------------------------------------   ------------   ------------   ------------
     U.S. government securities
       Less than 12 months                         $     12,878   $     13,066   $        188
       Greater than 12 months                               301            303              2
     Agencies not backed by the full faith and
      credit of the U.S. government
       Less than 12 months                                6,120          6,171             51
       Greater than 12 months                             2,249          2,299             50
     Corporate securities
       Less than 12 months                            1,083,943      1,103,622         19,679
       Greater than 12 months                           198,267        205,595          7,328
     Mortgage and asset-backed securities
       Less than 12 months                              764,296        779,383         15,087
       Greater than 12 months                           104,656        109,037          4,381
     Equity securities - unaffiliated
       Less than 12 months                              151,291        159,418          8,127
       Greater than 12 months                             3,292          3,958            666
     Private equity investments
       Less than 12 months                               15,908         17,868          1,960
       Greater than 12 months                            48,564         63,163         14,599

     IN THOUSANDS                                                                 UNREALIZED
     DECEMBER 31, 2004                              FAIR VALUE        COST          LOSSES
     -------------------------------------------   ------------   ------------   ------------
     U.S. government securities
       Less than 12 months                         $     11,526   $     11,598   $         72
       Greater than 12 months                                 -              -              -
     Agencies not backed by the full faith and
      credit of the U.S. government
       Less than 12 months                               25,883         26,008            125
       Greater than 12 months                                 -              -              -
     Corporate securities
       Less than 12 months                              562,396        569,337          6,941
       Greater than 12 months                            23,947         24,168            221
     Mortgage and asset-backed securities
       Less than 12 months                              541,614        549,370          7,756
       Greater than 12 months                                 -              -              -
     Equity securities - unaffiliated
       Less than 12 months                               41,894         45,431          3,537
       Greater than 12 months                                 -              -              -
     Private equity investments
       Less than 12 months                               14,732         16,177          1,445
       Greater than 12 months                            76,048         99,435         23,387

     The Company had certain investments on loan with a reported fair value lower than the cost of the investment as follows:

     IN THOUSANDS                                                              UNREALIZED
     DECEMBER 31, 2005                               FAIR VALUE      COST        LOSSES
     ---------------------------------------------   ----------   ----------   ----------
     U.S. government securities
       Less than 12 months                           $   17,418   $   17,507   $       89
       Greater than 12 months                            15,551       15,676          125
     Agencies not backed by the full faith and
      credit of the U.S. government
       Less than 12 months                               32,905       33,217          312
       Greater than 12 months                             2,210        2,221           11
     Corporate securities
       Less than 12 months                               25,751       26,335          584
       Greater than 12 months                                 -            -            -
     Mortgage and asset-backed securities
       Less than 12 months                              504,177      511,305        7,128
       Greater than 12 months                           162,432      168,643        6,211
     Equity securities - unaffiliated
       Less than 12 months                               12,855       14,377        1,522
       Greater than 12 months                               469          782          313

     IN THOUSANDS                                                              UNREALIZED
     DECEMBER 31, 2004                               FAIR VALUE      COST        LOSSES
     ---------------------------------------------   ----------   ----------   ----------
     U.S. government securities
       Less than 12 months                           $   85,483   $   86,197   $      714
       Greater than 12 months                                 -            -            -
     Agencies not backed by the full faith and
      credit of the U.S. government
       Less than 12 months                               95,646       96,478          832
       Greater than 12 months                                 -            -            -
     Corporate securities
       Less than 12 months                               20,363       20,457           94
       Greater than 12 months                                 -            -            -
     Mortgage and asset-backed securities
       Less than 12 months                              221,959      224,603        2,644
       Greater than 12 months                                 -            -            -
     Equity securities - unaffiliated
       Less than 12 months                                7,439        8,293          854
       Greater than 12 months                                 -            -            -

Unrealized losses on fixed maturity securities are generally interest related rather than credit related. For equity securities, outside research supports target prices for the holdings that will return the securities to original cost or higher within the next twelve months. For private equity securities, unrealized losses are generally due to heavy initial expenses and capital calls typical of newly developed funds.

     At December 31, 2005 and 2004, no specific mortgage loans were considered impaired. At December 31, 2003, one mortgage loan was considered impaired. An allowance of $400,000 was recorded in 2003 on the impaired mortgage loan. The loan was sold in 2004, resulting in an additional realized loss of $242,000. As of December 31, 2005 and 2004, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. Provisions for credit losses or charge-offs for the years ended December 31, 2005, 2004 was zero and $400,000 for the year ended December 31, 2003.

     Below is a summary of interest income on impaired mortgage loans.

     IN THOUSANDS                                                    2005         2004         2003
     ----------------------------------------------------------   ----------   ----------   ----------
     Impaired mortgage loans                                      $        -   $        -   $        -
     Interest income on impaired mortgage loans - contractual              -            -          442
     Interest income on impaired mortgage loans - collected                -            -            -

     At December 31, 2005 and 2004, fixed maturity securities and cash equivalents with a carrying value of $12,008,000 and $9,522,000, respectively, were on deposit with various regulatory authorities as required by law.

(4)  VARIABLE INTEREST ENTITIES

     In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51, subsequently revised in December of 2003 (FIN 46-R). The provisions of FIN 46-R for non-public entities apply immediately to variable interest entities (VIEs) created after December 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs created prior to December 31, 2003 the effective date of FIN 46-R is the beginning of the first period beginning after December 15, 2004. FIN 46-R changes the method of determining whether certain entities should be included in the Company's consolidated financial statements. An entity subject to FIN 46-R is called a VIE if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both.

     The Company has reviewed all investments and relationships for potential VIEs. As of December 31, 2005 and 2004, the Company had identified one and two VIEs for which it was the primary beneficiary, respectively. The Company held an investment in a trust for which it was the primary beneficiary and where results were consolidated in the Company's financial results. The assets held under this VIE as of December 31, 2005 and 2004 were $5,257,000 and $5,297,000, respectively. As of December 31, 2004, the Company had invested debt with the holding company of a former related party. Management of the holding company was not under agreement or regulation required to produce consolidated financial statement information. Data available for the Company to consolidate was considered incomplete, particularly in regard to revenue, capital transactions and minority interest information, and immaterial to the financial results of the Company.

     The Company has identified VIE arrangements in which it holds significant variable interests, but is not the primary beneficiary and for which results have not been consolidated at December 31, 2005,as detailed below:

                                                                         MAXIMUM
     IN THOUSANDS                                    TOTAL ASSETS   EXPOSURE TO LOSS
     ---------------------------------------------   ------------   ----------------
     Private equity investments                      $     51,968   $         41,436
     Other invested assets                                  2,445              2,445

     The Company has identified VIE arrangements in which it holds significant variable interests, but is not the primary beneficiary and for which results have not been consolidated at December 31, 2004,as detailed below:

                                                                         MAXIMUM
     IN THOUSANDS                                    TOTAL ASSETS   EXPOSURE TO LOSS
     ---------------------------------------------   ------------   ----------------
     Private equity investments                      $     30,977   $         33,625
     Other invested assets                                  3,141              3,141

(5)  NET FINANCE RECEIVABLES

     Finance receivables as of December 31 were as follows:

     IN THOUSANDS                                       2005         2004
     ---------------------------------------------   ----------   ----------
     Direct installment loans                        $  171,889   $  163,348
     Retail installment notes                            26,929       24,971
     Retail revolving credit                                  -           51
     Accrued interest                                     3,065        2,915
                                                     ----------   ----------
       Gross receivables                                201,883      191,285
     Unearned finance charges                           (47,183)     (42,982)
     Allowance for uncollectible amounts                 (8,292)      (7,878)
                                                     ----------   ----------
         Finance receivables, net                    $  146,408   $  140,425
                                                     ==========   ==========

     Direct installment loans, at December 31, 2005 and 2004, consisted of $117,336,000 and $111,100,000, respectively, of discount basis loans, net of unearned finance charges and unearned other charges, and $12,143,000 and $13,762,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

     Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2005 were as follows:

     IN THOUSANDS
     ---------------------------------------------
     2006                                            $   20,039
     2007                                                48,806
     2008                                                67,636
     2009                                                14,474
     2010                                                   912
     2011 and thereafter                                  2,833
                                                     ----------
       Total finance receivables, net of unearned
        finance charges                                 154,700
     Allowance for uncollectible amounts                 (8,292)
                                                     ----------
         Finance receivables, net                     $ 146,408
                                                     ==========

     During the years ended December 31, 2005, 2004 and 2003, principal cash collections of direct installment loans were $64,880,000, $57,523,000 and $52,705,000, respectively, and the percentages of these cash collections to average net balances were 53%, 49% and 48%, respectively. Retail installment notes' principal cash collections were $34,161,000, $28,653,000 and $21,597,000, respectively, and the percentages of these cash collections to average net balances were 163%, 164% and 164% for 2005, 2004 and 2003, respectively.

     The ratio of the allowance for losses to net outstanding receivables balances at December 31, 2005 and 2004 was 5.4% and 5.3%, respectively.

     Changes in the allowance for losses for the periods ended December 31 were as follows:

     IN THOUSANDS                                       2005         2004         2003
     ---------------------------------------------   ----------   ----------   ----------
     Balance at beginning of year                    $    7,878   $    7,232   $    6,627
     Provision for credit losses                          8,444        8,080        8,014
     Charge-offs                                        (11,346)     (10,541)     (10,262)
     Recoveries                                           3,316        3,107        2,853
                                                     ----------   ----------   ----------
     Balance at end of year                          $    8,292   $    7,878   $    7,232
                                                     ==========   ==========   ==========

     At December 31, 2005 and 2004, the recorded investments in certain direct installment loans were considered to be impaired. The balances of such loans at December 31, 2005 and 2004 and the related allowance for losses were as follows:

                                                     INSTALLMENT
     IN THOUSANDS                                       LOANS
     ---------------------------------------------   -----------
     Balances at December 31, 2005                   $       153
     Related allowance for credit losses             $       102

     Balances at December 31, 2004                   $       303
     Related allowance for credit losses             $       110

     All loans deemed to be impaired are placed on non-accrual status. No accrued or unpaid interest was recognized on impaired loans during the years ended December 31, 2005, 2004 and 2003. The average quarterly balance of impaired loans during the years ended December 31, 2005 and 2004 was $234,000 and $348,000 for installment loans and $0 and $13,000 for revolving credit loans, respectively.

     There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2005.

     The net investment in loans on which the accrual of finance charges and interest was suspended at December 31, 2005 and 2004 was $16,342,000 and $15,691,000, respectively. There was no investment in receivables past due more than 90 days that were accounted for on an accrual basis at December 31, 2005 and 2004.

(6)  NOTES RECEIVABLE

     The Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of St. Paul, Minnesota (HRA) in November 1997 in connection with the Company's construction of an additional home office facility in St. Paul, Minnesota. The interest rate on the note was 8.625%, with principal payments to the Company commencing February 2004 and a maturity date of August 2025. Interest payments to the Company were payable February and August of each year commencing February 2001. All principal and interest payments were due only to the extent of available tax increments. In 2002, the loan reached its maximum principal balance of $15,000,000. In 2003, the Company took a write-down on the loan of $5,200,000, consisting of $4,959,000 of accrued interest and $241,000 of principal. The loan continued to accrue interest on the new balance, with payments applied first to accrued interest and then to principal. For the years ended December 31, 2005 and 2004, the Company received principal payments of zero and interest payments of $0 and $346,000, respectively. During 2004, the note was refinanced into two new notes: a $17,800,000 note and a $2,976,000 note. An immediate write down at the time of refinancing of $4,808,000 and $428,000, respectively was taken on each of these notes. The two new notes were subsequently transferred from the Company to its parent in the form of a dividend during 2004. Interest income was included in net investment income.

(7)  INCOME TAXES

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

     IN THOUSANDS                                       2005         2004         2003
     ---------------------------------------------   ----------   ----------   ----------
     Computed tax expense                            $   95,523   $   69,693   $   20,754
     Difference between computed and actual tax
      expense:
       Dividends received deduction                      (6,943)      (8,751)      (5,032)
       Tax credits                                       (2,426)      (1,811)      (1,200)
       Expense adjustments and other                      1,491        1,135          331
                                                     ----------   ----------   ----------
         Total tax expense                           $   87,645   $   60,266   $   14,853
                                                     ==========   ==========   ==========

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

     IN THOUSANDS                                                    2005         2004
     ----------------------------------------------------------   ----------   ----------
     Deferred tax assets:
       Policyholder liabilities                                   $        -   $    4,108
       Pension and post retirement benefits                           33,630       34,857
       Tax deferred policy acquisition costs                         100,182       95,386
       Deferred gain on individual disability coinsurance             15,023       16,449
       Net realized capital losses                                    64,286       60,163
       Ceding commissions and goodwill                                 6,907        7,363
       Other                                                           6,028        7,684
                                                                  ----------   ----------
         Gross deferred tax assets                                   226,056      226,010
       Less valuation allowance                                            -           86
                                                                  ----------   ----------
         Deferred tax assets, net of valuation allowance             226,056      225,924
                                                                  ----------   ----------
     Deferred tax liabilities:
       Policyholder liabilities                                        3,113            -
       Deferred policy acquisition costs                             228,248      198,437
       Premiums                                                       24,977       20,003
       Real estate and property and equipment depreciation             8,413        9,383
       Basis difference on investments                                34,747       28,965
       Net unrealized capital gains                                   90,429      155,817
       Other                                                          10,265       11,803
                                                                  ----------   ----------
         Gross deferred tax liabilities                              400,192      424,408
                                                                  ----------   ----------
           Net deferred tax liability                             $  174,136   $  198,484
                                                                  ==========   ==========

     The Company recorded a valuation allowance as of December 31, 2004 related to tax benefits of certain state operating loss carryforwards of the non-life subsidiaries. The valuation allowance reflected management's assessment, based on available information, that it was more likely than not that the deferred income tax asset for certain state operating loss carryforwards would not be realized. At December 31, 2005, management has assessed that it is now more likely than not that the deferred income tax asset for these state operating loss carryforwards will be realized due to current year and projected future year earnings of the non-life subsidiaries, and therefore, a valuation allowance was not considered necessary. The deferred tax asset valuation allowance decreased by $86,000 in 2005, increased by $13,000 in 2004 and decreased by $14,000 in 2003.

     At December 31, 2005, state net operating loss carryforwards were $1,182,000 and will expire beginning in 2016.

     Income taxes paid for the years ended December 31, 2005, 2004, and 2003, were $75,756,000, $23,747,000 and $3,588,000, respectively.

     The consolidated tax returns for Minnesota Mutual Companies, Inc. and subsidiaries for 2003 and 2004 are currently under examination by the IRS. The Company believes that any additional taxes refunded or assessed as a result of the examination will not have a material effect on its financial position.

(8)  EMPLOYEE BENEFIT PLANS

     PENSION PLANS AND POSTRETIREMENT PLANS OTHER THAN PENSIONS

     The Company has non-contributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. The Company expects to contribute at least $8,000,000 to its non-contributory defined benefit retirement plans in 2006 and intends to contribute more if required to meet minimum funding standards. In addition, it may contribute additional tax deductible amounts.

     The Company also has an unfunded non-contributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.

     The Company also has postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. The Company has set up a 401(h) account during 2004 through its non-contributory defined benefit plan to partially fund retiree medical costs for non-key employees. The Company expects to contribute additional tax deductible amounts during 2006.

     The measurement date of the majority of the Company's pension and postretirement plans other than pensions is December 1.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                         PENSION BENEFITS           OTHER BENEFITS
                                                     -----------------------   -----------------------
     IN THOUSANDS                                       2005         2004         2005         2004
     ---------------------------------------------   ----------   ----------   ----------   ----------
     Change in benefit obligation:
     Benefit obligation at beginning of year         $  356,921   $  330,876   $   61,872   $   56,754
     Service cost                                        16,366       14,674        3,295        2,510
     Interest cost                                       21,553       19,624        3,880        3,155
     Actuarial (gain) loss                               11,366       (1,248)        (721)         728
     Benefits paid                                       (8,088)      (7,005)      (1,565)      (1,275)
                                                     ----------   ----------   ----------   ----------
     Benefit obligation at end of year               $  398,118   $  356,921   $   66,761   $   61,872
                                                     ==========   ==========   ==========   ==========

                                                         PENSION BENEFITS           OTHER BENEFITS
                                                     -----------------------   -----------------------
     IN THOUSANDS                                       2005         2004         2005         2004
     ---------------------------------------------   ----------   ----------   ----------   ----------
     Change in plan assets:
     Fair value of plan assets at beginning
      of year                                        $  236,996   $  192,833   $    2,900   $        -
     Actual return on plan assets                        19,712       25,612           35            -
     Employer contribution                               40,559       25,556        3,007        4,175
     Benefits paid                                       (8,088)      (7,005)      (1,565)      (1,275)
                                                     ----------   ----------   ----------   ----------
     Fair value of plan assets at end of year        $  289,179   $  236,996   $    4,377   $    2,900
                                                     ==========   ==========   ==========   ==========
     Net amount recognized:
     Funded status                                   $ (108,939)  $ (119,925)  $  (62,384)  $  (58,972)
     Unrecognized net actuarial loss                     91,126       86,555        5,783        6,979
     Unrecognized transition obligation                   1,096        1,631
     Unrecognized prior service cost                      1,904        2,323            -            -
                                                     ----------   ----------   ----------   ----------
     Net amount recognized                           $  (14,813)  $  (29,416)  $  (56,601)  $  (51,993)
                                                     ==========   ==========   ==========   ==========
     Amounts recognized in the consolidated
      balance sheets consist of:
     Prepaid benefit cost                            $   16,731   $        -   $        -   $        -
     Accrued benefit cost                               (34,169)     (30,712)     (56,601)     (51,993)
     Intangible asset                                        55           68            -            -
     Accumulated other comprehensive income               2,570        1,228            -            -
                                                     ----------   ----------   ----------   ----------
     Net amount recognized                           $  (14,813)  $  (29,416)  $  (56,601)  $  (51,993)
                                                     ==========   ==========   ==========   ==========
     Accumulated benefit obligation                  $  279,707   $  250,129   $   66,761   $   61,872

     Plans with accumulated benefit obligation in
      excess of plan assets:
     Projected benefit obligation                    $   71,452   $   72,497
     Accumulated benefit obligation                      58,228       59,880
     Fair value of plan assets                           26,782       33,731
     Minimum pension liability                           31,446       26,149
     Increase in minimum liability included in
      other comprehensive income                          1,343        1,208

     Weighted average assumptions used to
      determine benefit obligations:
     Discount rate                                         5.76%        6.00%        5.79%        6.00%
     Rate of compensation increase                         5.95%        5.95%           -            -

                                                         PENSION BENEFITS           OTHER BENEFITS
                                                     -----------------------   -----------------------
     IN THOUSANDS                                       2005         2004         2005         2004
     ---------------------------------------------   ----------   ----------   ----------   ----------
     Components of net periodic benefit cost:
     Service cost                                    $   16,366   $   14,674   $    3,295   $    2,510
     Interest cost                                       21,553       19,624        3,880        3,155
     Expected return on plan assets                     (18,420)     (16,043)         (98)           -
     Transition obligation amortization                     536          536            -            -
     Prior service cost (benefit) amortization              418          418            -         (526)
     Recognized net actuarial loss (gain)                 5,503        4,088          537         (308)
                                                     ----------   ----------   ----------   ----------
     Net periodic benefit cost                       $   25,956   $   23,297   $    7,614   $    4,831
                                                     ==========   ==========   ==========   ==========
     Weighted average assumptions used to
      determine net periodic benefit costs:
     Discount rate                                         5.99%        6.24%        6.00%        6.25%
     Expected long-term return on plan assets              7.84%        7.81%        4.00%           -
     Rate of compensation increase                         5.95%        5.95%           -            -

     Estimated future benefit payments for pension and other postretirement benefits:

                                                      PENSION       OTHER       MEDICARE
     IN THOUSANDS                                     BENEFITS     BENEFITS      SUBSIDY
     ---------------------------------------------   ----------   ----------   ----------
     2006                                            $    8,411   $    1,879   $      229
     2007                                                 9,061        2,067          262
     2008                                                 9,606        2,315          297
     2009                                                10,403        2,549          340
     2010                                                11,164        2,825          385
     2011 - 2015                                         75,768       17,941        2,852

     For measurement purposes, an 8.5% and 9.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2005 and 2004, respectively. The rate was assumed to decrease gradually to 5.5% for 2012 and remain at that level thereafter.

     The Company has modified the process it uses to estimate its pension and other postretirement plan discount rates. For 2004 and the subsequent 2005 expense, the Moody's Aa Corporate Bond Rate, as of each retirement plan's measurement date, rounded to the next higher .25%, was used as an index to determine the discount rate. For 2005, the Company now uses a process whereby each retirement plan's estimated payout timing and amounts are matched against like durations of high quality bonds. The hypothetical bond portfolio it uses is the Citigroup Pension Discount Curve as of the plan's measurement date. For payouts occurring after the end of the curve (year
     30), the 30 year spot rate in the curve is used as a proxy. The process determines a single discount rate per plan that, if applied to all years' payouts, would result in the same discounted value as the matched payouts and Curve array.

     The Company recorded an additional minimum liability of $2,625,000 and $1,296,000 as of December 31, 2005, and 2004, respectively. This liability represents the amount by which the accumulated benefit obligation exceeded the sum of the fair value of plan assets and accrued amounts previously recorded. The additional liability may be offset by an intangible asset to the extent of previously unrecognized prior service cost. The intangible asset of $55,000 and $68,000 at December 31, 2005, and 2004, respectively, is included in other assets in the consolidated balance sheets.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2005 and 2004. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2005 by $13,610,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2005 by $3,165,000. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2005 by $10,625,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2005 by $2,438,000.

     Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

     The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                                        2005         2004
                                                     ----------   ----------
     Equity securities                                       57%          61%
     Debt securities                                         32%          26%
     Insurance company general account                       11%          13%

     At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees. Current investments include private equity limited partnerships which are classified as equity investments for asset allocation purposes. A tactical asset allocation overlay investment was also employed, which utilized equity and debt futures positions to adjust overall exposure to these broad asset classes. The Company's use of this allocation overlay was discontinued during 2005. As of December 31, 2004, the futures contracts owned controlled 10% positions in both equity securities and fixed income securities in one of the non-contributory defined benefit plans, and 9% when weighted across all non-contributory defined benefit plans.

     Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to a level which will keep the liquidation of depressed assets for benefit payments, the increase in contributions and pension expense due to investment losses, and the decline in the funded ratios due to investment losses to levels deemed tolerable.

     The target asset allocation as of December 31, 2005, for each of the broad investment categories, weighted for all plans combined is as follows:

     Equity securities                                             48% to 68%
     Debt securities                                               21% to 42%
     Insurance company general account                              9% to 16%
     Other                                                          0% to  2%

     The primary investment objective of the postretirement plans is to balance capital appreciation and preservation. These plan assets are currently allocated to 51% equity securities and 49% debt securities. The target asset allocation as of December 31, 2005 is 50% equity securities and 50% debt securities.

     PROFIT SHARING PLANS

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2005, 2004, and 2003 of $9,477,000, $10,811,000 and $6,924,000, respectively. Participants may elect to receive a portion of their contributions in cash.

(9) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, RESERVE FOR LOSSES, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     The liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is included in future policy and contract benefits, pending policy and contract claims, and other liabilities on the consolidated balance sheets.

     Activity in the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is summarized as follows:

     IN THOUSANDS                                       2005         2004         2003
     ---------------------------------------------   ----------   ----------   ----------
     Balance at January 1                            $  575,431   $  554,160   $  536,604
       Less:  reinsurance recoverable                   496,450      471,425      449,212
                                                     ----------   ----------   ----------
     Net balance at January 1                            78,981       82,735       87,392
                                                     ----------   ----------   ----------
     Incurred related to:
       Current year                                      53,215       55,546       60,927
       Prior years                                          263        3,388         (526)
                                                     ----------   ----------   ----------
     Total incurred                                      53,478       58,934       60,401
                                                     ----------   ----------   ----------
     Paid related to:
       Current year                                      22,849       24,165       24,849
       Prior years                                       32,765       38,523       40,209
                                                     ----------   ----------   ----------
     Total paid                                          55,614       62,688       65,058
                                                     ----------   ----------   ----------
     Transfer of subsidiary balance                         850            -            -
                                                     ----------   ----------   ----------
     Net balance at December 31                          77,695       78,981       82,735
       Plus: reinsurance recoverable                    507,076      496,450      471,425
                                                     ----------   ----------   ----------
     Balance at December 31                          $  584,771   $  575,431   $  554,160
                                                     ==========   ==========   ==========

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, reserve for losses and claim and loss adjustment expenses incurred increased by $263,000 in 2005, increased by $3,388,000 in 2004, and decreased by $526,000 in 2003, which includes the amortization of discount on individual accident and health claim reserves of $82,000, $75,000, and $153,000 in 2005, 2004, and 2003, respectively.
     The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses.

(10) REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

     IN THOUSANDS                                             2005           2004           2003
     --------------------------------------------------   ------------   ------------   ------------
     Direct premiums                                      $  1,002,353   $    924,713   $    887,189
     Reinsurance assumed                                       310,515        276,104        225,288
     Reinsurance ceded                                        (129,032)      (122,231)      (107,200)
                                                          ------------   ------------   ------------
       Net premiums                                       $  1,183,836   $  1,078,586   $  1,005,277
                                                          ============   ============   ============

     Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations were $119,630,000, $105,589,000 and $103,839,000 during 2005, 2004, and 2003, respectively.

(11) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

     The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

     The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities are included in net realized investment losses in the consolidated statements of operations. For universal life and variable life contracts the amounts assessed against the contractholders for mortality, administrative, and other services are included in universal life and variable life policy fees and changes in liabilities for guaranteed benefits are included in policyholder benefits in the consolidated statements of operations. For variable annuity universal life and variable life contracts, separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2004 or 2005.

     The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

     At December 31, the Company had the following variable annuity contracts with guarantees:

     IN THOUSANDS                                        2005           2004
     ---------------------------------------------   ------------   ------------
     Return of net deposits:
       In the event of death
         Account value                               $  1,509,164   $  1,412,580
         Net amount at risk                          $      8,650   $     14,272
         Average attained age of contractholders             51.3           52.4
       As withdrawals are taken
         Account value                               $     43,050   $          -
         Net amount at risk                          $         26   $          -
         Average attained age of contractholders             60.5              -

     Return of net deposits plus a minimum return:
       In the event of death
         Account value                               $     95,064   $     62,843
         Net amount at risk                          $        409   $         70
         Average attained age of contractholders             57.2           57.7
       At annuitization
         Account value                               $    193,476   $     81,233
         Net amount at risk                          $          -   $          -
         Weighted average period remaining until
           expected annuitization (in years)                  9.1            9.7

     At December 31, the Company had the following variable annuity contracts with guarantees:

     IN THOUSANDS                                        2005           2004
     ---------------------------------------------   ------------   ------------
     Highest specified anniversary account value:
       In the event of death
         Account value                               $    469,989   $    390,485
         Net amount at risk                          $      6,779   $      9,962
         Average attained age of contractholders             51.9           52.5

     Guaranteed payout annuity floor:
         Account value                               $     77,209   $     78,809
         Net amount at risk                          $         15   $         14
         Average attained age of contractholders               67             66

     At December 31, the Company had the following universal life and variable life contracts with guarantees:

     IN THOUSANDS                                        2005           2004
     ---------------------------------------------   ------------   ------------
     Account value (general and separate accounts)   $  1,905,806   $  1,656,229
     Net amount at risk                              $ 34,402,214   $ 32,902,249
     Average attained age of policyholders                     46             46

     Liabilities for guarantees on variable contracts reflected in the general account for 2005 are:

                                                        MINIMUM         GUARANTEED       UNIVERSAL
                                                       GUARANTEED         PAYOUT          LIFE AND
     IN THOUSANDS                                     DEATH BENEFIT    ANNUITY FLOOR    VARIABLE LIFE
     ---------------------------------------------   --------------   --------------   --------------
     Balance at beginning of year                    $          221   $        8,192   $          867
     Incurred guarantee benefits                                321              353            4,813
     Paid guaranteed benefits                                  (187)            (191)          (2,616)
                                                     --------------   --------------   --------------
     Balance at end of year                          $          355   $        8,354   $        3,064
                                                     ==============   ==============   ==============

     Liabilities for guarantees on variable contracts reflected in the general account for 2004 are:

                                                        MINIMUM         GUARANTEED       UNIVERSAL
                                                       GUARANTEED         PAYOUT          LIFE AND
     IN THOUSANDS                                     DEATH BENEFIT    ANNUITY FLOOR    VARIABLE LIFE
     ---------------------------------------------   --------------   --------------   --------------
     Balance at beginning of year                    $           87   $        7,493   $            -
     Incurred guarantee benefits                                654              924            2,294
     Paid guaranteed benefits                                  (520)            (225)          (1,427)
                                                     --------------   --------------   --------------
     Balance at end of year                          $          221   $        8,192   $          867
                                                     ==============   ==============   ==============

     The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor benefits are considered to be derivatives under FASB Statement No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the minimum guaranteed death benefit liability on variable annuities at December 31, 2005 and 2004 (except where noted otherwise):

     - Data compiled from 10,000 stochastically generated investment performance scenarios and ranked by wealth factors. Projections were run using a sampling of these scenarios.
     - Mean investment performance was 10.37% and 10.35% for 2005 and 2004, respectively, and is consistent with DAC projections over a 10 year period.
     -    Annualized monthly standard deviation was 14.28%.
     -    Assumed mortality was 100% of the 1983a table.
     - Lapse rates varied by contract type and policy duration, ranging form 1% to 25%, with an average of 9%.
     - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

     The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2005 and 2004 (except where noted otherwise):

     -    Separate account investment performance assumption was 8%.
     -    Assumed mortality was 100% of pricing levels.
     -    Lapse rates varied by policy duration, ranging from 2% to 9%.
     - General account discount rate was 4.9% and 5.5% for 2005 and 2004, respectively.
     - Separate account discount rate was 7.75% and 7.7% for 2005 and 2004, respectively.

     Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

                                                      VARIABLE ANNUITY CONTRACTS     VARIABLE LIFE CONTRACTS
                                                     ---------------------------   ---------------------------
     IN THOUSANDS                                        2005           2004           2005           2004
     ---------------------------------------------   ------------   ------------   ------------   ------------
     Equity                                          $  1,442,983   $  1,259,616   $  1,269,169   $  1,089,227
     Bond                                                 234,960        209,677         95,231         83,893
     Balanced                                             226,537        238,106        152,762        157,382
     Money market                                          37,970         33,859         28,474         18,374
     Mortgage                                             130,880        137,110         56,928         54,498
     Real estate                                           78,093         66,349         35,987         29,496
                                                     ------------   ------------   ------------   ------------
       Total                                         $  2,151,423   $  1,944,717   $  1,638,551   $  1,432,870
                                                     ============   ============   ============   ============

(12) UNREMITTED PREMIUMS PAYABLE

     The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2005 and 2004, the liability associated with unremitted premiums payable was $15,109,000 and $13,008,000, respectively. As described in note 2, as of December 31, 2005 and 2004, the Company had restricted the use of $15,109,000 and $13,008,000, respectively, of its cash and cash equivalents to satisfy these premium remittance payables.

(13) NOTES PAYABLE

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2005 and 2004, the approved accrued interest was $3,008,000. At December 31, 2005 and 2004, the balance of the surplus notes was $125,000,000. The issuance costs of $1,421,000 are deferred and amortized over 30 years on straight-line basis. At December 31, 2005 and 2004, accumulated amortization was $408,000 and $396,000, respectively.

     At December 31, 2005, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2006, $0; 2007, $0; 2008, $0; 2009, $0; 2010, $0; thereafter $125,000,000.

     Prior to August 2004, the Company maintained a line of credit, which was drawn down periodically throughout 2004.

     Interest paid on debt for the years ended December 31, 2005, 2004 and 2003, was $10,325,000, $10,360,000 and $11,180,000, respectively.

(14) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2005 and 2004. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Please refer to note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages, private equity investments and derivatives. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing. The carrying amounts for policy loans, cash, cash equivalents, and finance receivables approximate the assets' fair values. The fair values of securities lending collateral assets and liabilities are based on quoted market prices.

     The interest rates on the finance receivables outstanding as of December 31, 2005 and 2004, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 2005 and 2004, approximate the fair value for those respective dates.

     The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 2005 and 2004 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                                                 2005                          2004
                                                     ---------------------------   ---------------------------
                                                       CARRYING         FAIR         CARRYING         FAIR
     IN THOUSANDS                                       AMOUNT         VALUE          AMOUNT         VALUE
     ---------------------------------------------   ------------   ------------   ------------   ------------
     Fixed maturity securities
       Available-for-sale                            $  5,190,234   $  5,190,234   $  5,472,948   $  5,472,948
     Equity securities                                    683,290        683,290        747,277        747,277
     Mortgage loans, net                                1,020,427      1,059,985        810,508        885,371
     Finance receivables, net                             146,408        146,408        140,425        140,425
     Policy loans                                         279,699        279,699        270,186        270,186
     Private equity investments                           268,535        268,535        226,631        226,631
     Fixed maturity securities on loan                  1,278,941      1,278,941      1,152,143      1,152,143
     Equity securities on loan                            119,087        119,087         84,121         84,121
     Other invested assets                                  6,997          6,997          2,926          2,926
     Cash and cash equivalents                            284,283        284,283        196,508        196,508
     Securities held as collateral                      1,439,254      1,439,254      1,276,761      1,276,761
     Separate account assets                           10,600,016     10,600,016      9,563,176      9,563,176
                                                     ------------   ------------   ------------   ------------
       Total financial assets                        $ 21,317,171   $ 21,356,729   $ 19,943,610   $ 20,018,473
                                                     ============   ============   ============   ============

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                                                 2005                          2004
                                                     ---------------------------   ---------------------------
                                                       CARRYING         FAIR         CARRYING         FAIR
     IN THOUSANDS                                       AMOUNT         VALUE          AMOUNT         VALUE
     ---------------------------------------------   ------------   ------------   ------------   ------------
     Deferred annuities                              $  1,988,262   $  1,984,540   $  1,962,025   $  1,967,527
     Annuity certain contracts                             56,855         58,877         59,666         62,712
     Other fund deposits                                1,192,209      1,193,762      1,103,217      1,107,354
     Supplementary contracts without
      life contingencies                                   46,646         46,646         43,538         43,538
     Notes payable                                        125,000        126,995        125,000        126,983
     Securities lending collateral                      1,439,254      1,439,254      1,276,761      1,276,761
     Separate account liabilities                      10,600,016     10,600,016      9,563,176      9,563,176
                                                     ------------   ------------   ------------   ------------
       Total financial liabilities                   $ 15,448,242   $ 15,450,090   $ 14,133,383   $ 14,148,051
                                                     ============   ============   ============   ============

(15) BUSINESS COMBINATIONS

     Effective June 1, 2004, the Company completed the acquisition of Allied, a privately held independent distributor of credit union insurance and financial services products. The Company anticipates this acquisition will strengthen its leadership position in the credit union marketplace through the combination of each entity's respective strengths; manufacturing through Minnesota Life Insurance Company and distribution through Allied. The acquisition was accounted for under the purchase method of accounting as required by FASB Statement No. 141, BUSINESS COMBINATIONS (FAS 141), which requires that assets purchased and liabilities assumed be valued at fair value. Goodwill represents the excess of the purchase price over the fair value of the acquired tangible assets, assumed liabilities and identifiable intangible assets.

     The following summarizes the initial purchase price allocation and the subsequent changes to goodwill and fair value of assets during 2005.

                                                                                     CHANGE IN
                                                                     ADDITIONAL     FAIR VALUE    DECEMBER 31,
     IN THOUSANDS                                    JUNE 1, 2004     PAYMENT       EVALUATION        2005
     ---------------------------------------------   ------------   ------------   ------------   ------------
     Cash                                            $      8,504   $          -   $         50   $      8,554
     Property and equipment                                 1,250              -            129          1,379
     Intangible assets                                     13,592              -              -         13,592
     Other assets                                           3,388              -            169          3,557
     Other liabilities                                    (16,012)             -           (169)       (16,181)
                                                     ------------   ------------   ------------   ------------
       Net assets acquired                                 10,722              -            179         10,901
     Excess of cost over fair value - goodwill             10,778          1,000           (179)        11,599
                                                     ------------   ------------   ------------   ------------
         Allocated purchase price                    $     21,500   $      1,000   $          -   $     22,500
                                                     ============   ============   ============   ============

     The Company paid an additional $1,000,000 in 2005 when a contractual obligation was met by the sellers. This payment resulted in an increase in goodwill. During 2005, the Company also completed the final fair value evaluation of assets acquired, resulting in a $179,000 decrease to goodwill.

     Of the $13,592,000 of value assigned to intangible assets, $2,146,000 was assigned to non-compete covenants specified in the purchase agreement to be amortized over a three year period on a straight-line basis. The remaining assignment of intangible asset relates to the purchased customer/client relationships existing at the date of acquisition. The assigned value of $11,446,000 was supported through a discounted cash flow analysis that estimated the value and the useful life of the intangibles. These intangible assets are amortized on a straight line basis, over the estimated useful life of the underlying customer/client relationships, which ranges from three to ten years.

     In connection with the acquisition of Allied, the Company has agreed to pay additional consideration in future periods, based on either the fulfillment of certain requirements or the attainment of defined operating objectives. In accordance with FAS 141, the Company does not accrue contingent consideration obligations prior to the attainment of the objectives. At December 31, 2005 and 2004, the maximum potential future consideration pursuant to this agreement, to be resolved over the next three years, was $18,500,000 and $19,500,000, respectively. The Company anticipates that any such payments would result in increases in goodwill.

(16) GOODWILL AND INTANGIBLE ASSETS

     The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

     IN THOUSANDS                                       2005         2004
     ---------------------------------------------   ----------   ----------
     Balance at beginning of year                    $   10,778   $        -
     Acquisitions                                             -       10,778
     Adjustments to acquisition                             821            -
                                                     ----------   ----------
     Balance at end of year                          $   11,599   $   10,778
                                                     ==========   ==========

     Impairment testing of goodwill was completed during 2005. The Company uses appropriate measures on a case by case basis when testing goodwill impairment. Methods may include, but are not limited to, historical and future projected financial performance, discounted future cash flows and reviews of various pricing multiples. The Companies evaluation of goodwill completed during 2005 resulted in no impairment losses.

     The amount of intangible assets included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

     IN THOUSANDS                                       2005         2004
     ---------------------------------------------   ----------   ----------
     Balance at beginning of year                    $   12,311   $        -
     Acquisitions                                           200       13,592
     Amortization                                        (3,058)      (1,281)
                                                     ----------   ----------
     Balance at end of year                          $    9,453   $   12,311
                                                     ==========   ==========

     The Company has intangible assets resulting from acquisitions. These intangible assets consist of a non-compete agreement and customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The non-compete agreement is amortized on a straight-line basis over three years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to expected useful life.

     Amortization expense for 2005 and 2004 in the amount of $3,058,000 and $1,281,000, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2006, $2,753,000; 2007, $2,161,000; 2008, $1,739,000; 2009, $980,000; 2010,
     $438,000.

(17) RELATED PARTY TRANSACTIONS

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $12,913,000, $12,407,000 and $11,379,000 during 2005, 2004 and 2003, respectively. As of
     December 31, 2005 and 2004, the amount due to Advantus under these agreements was $3,819,000 and $3,594,000, respectively.

     The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid for performing compliance functions for these variable products by the Company totaled $4,216,000, $3,813,000 and $3,448,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

     Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2005, 2004 and 2003, the amounts transferred were $13,054,000, $12,367,000 and $8,302,000, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, in which the Company incurs on behalf of its affiliates. At December 31, 2005 and 2003, the amount payable to the Company was $10,653,000 and $9,310,000, respectively. The amount of expenses incurred for the years ended December 31, 2005, 2004, and 2003 were $44,468,000, $42,322,000 and $48,896,000, respectively.

     During 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2005, 2004 and 2003. No claims were paid during 2005, 2004 and 2003. As of December 31, 2005 and 2004, reserves held under this policy were $11,760,000 and $9,516,000, respectively.

(18) OTHER COMPREHENSIVE INCOME

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, unrealized appreciation (depreciation) on securities and related adjustments.

     The components of comprehensive income (loss), other than net income are illustrated below:

     IN THOUSANDS                                            2005           2004           2003
     --------------------------------------------------   ------------   ------------   ------------
     Other comprehensive income (loss), before tax:
       Unrealized gains (loss) on securities              $   (123,835)  $     67,906   $    154,508
         Reclassification adjustment for
          (gains) losses included in net income                (63,434)       (85,312)        48,151
       Adjustment to deferred policy acquisition costs          47,057         48,407         23,362
       Adjustment to reserves                                   20,685          2,941          7,069
       Adjustment to unearned policy and contract fees          (7,794)        (7,112)        (2,142)
                                                          ------------   ------------   ------------
                                                              (127,321)        26,830        230,948
       Income tax expense (benefit) related to items of
          other comprehensive income                            44,406        (17,476)       (75,672)
                                                          ------------   ------------   ------------
       Other comprehensive income (loss), net of tax      $    (82,915)  $      9,354   $    155,276
                                                          ============   ============   ============

(19) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

     During 2005, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $12,500,000. During 2004, the Company declared and paid a dividend to Securian Financial Group, Inc. in the amount of $15,539,000. This dividend was in the form of tax increment financing note agreements with the City of St. Paul. During 2003, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $22,000,000. Additionally, the Company declared and paid a dividend representing the affiliated stock of Securian Life Insurance Company in the amount of $14,033,000.

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2005 statutory results, the maximum amount available for the payment of dividends during 2006 by Minnesota Life Insurance Company without prior regulatory approval is $158,528,000 after January 1, 2006.

     During 2005, Securian Financial Group, Inc. contributed capital to the Company in the amount of $6,900,000. This contribution was made in the form of cash. Additionally, during 2005, Securian Financial Group, Inc. contributed capital to the Company in the amount of $13,568,000, representing the affiliated stock of Securian Life Insurance Company. During 2004, Securian Financial Group, Inc. contributed capital to the Company in the amount of $55,000,000. This contribution was made in the form of cash and cash equivalents. Additionally, during 2004, Securian Financial Group, Inc. contributed capital to the Company in the amount of $3,164,000. This contribution was made in the form of real estate.

(20) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

     In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

     The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Many regulators, including the U.S. Securities and Exchange Commission (SEC), the National Association of Securities Dealers and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by the SEC, which is investigating market timing in certain mutual funds or in those types of insurance products offered by the Company. The Company has cooperated with these requests. Information requests from the SEC with respect to investigations into late trading and market timing were responded to by the Company and its affiliates and no further information requests have been received with respect to these matters.

     In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, and funding agreements. Related investigations and proceedings may be commenced in the future. The Company and/or its affiliates have been contacted by state and federal regulatory agencies for information relating to certain of these investigations. The Company is cooperating with regulators in connection with these requests.

     These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company in the future.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2005 and 2004, these securities were reported at $7,415,000 and $2,926,000, respectively.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $168,652,000 as of December 31, 2005. The Company estimates that $56,000,000 of these commitments will be invested in 2006, with the remaining $112,652,000 invested over the next four years.

     As of December 31, 2005, the Company had committed to purchase mortgage loans totaling $47,985,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2006, $11,267,000; 2007, $11,267,000; 2008, $11,267,000; 2009, $11,267,000;
     2010, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2006, $754,000; 2007, $778,000; 2008, $748,000; 2009, $756,000; 2010, $613,000.
     Lease expense net of sub-lease income for the years ended December 31, 2005, 2004 and 2003 was $8,910,000, $8,561,000 and $8,705,000,
     respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2006, $2,836,000; 2007, $2,012,000; 2008, $1,112,000; 2009, $919,000; 2010, $346,000.

     At December 31, 2005, the Company had guaranteed the payment of $70,600,000 in policyholder dividends and discretionary amounts payable in 2006. The Company has pledged fixed maturity securities, valued at $74,649,000 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

     The Company has a 100% coinsurance agreement for its Individual Disability line. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2005 and 2004 the assets held in trust were $603,158,000 and $608,550,000, respectively.

     The Company in conjunction with Securian Holding Company, the parent company of Securian Financial Group, has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and revocable by the parties to the agreement and under certain other conditions. Management does not consider an accrual necessary relating to these guarantees.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2005 and 2004 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,597,000 and $1,634,000 as of December 31, 2005 and 2004, respectively. These assets are being amortized over a five-year period.

     Occasionally, the Company will enter into arrangements where by certain lease obligations related to general agents' office space are guaranteed. Management does not consider an accrual necessary relating to these guarantees.

     In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

     In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves have either been over or under provided for, an exchange of the difference is required by the agreement. Management reevaluates this exposure each accounting period and determined in 2005, based on development of the business sold, that a reserve should be established. At December 31, 2005, a liability was recorded for $1,008,000 and is included in other liabilities on the consolidated balance sheets.

     The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2009. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2005 was approximately $3,700,000.

(21) STATUTORY FINANCIAL DATA

     The Company's insurance operations, domiciled in the states of Minnesota and New York, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 18 for discussion of statutory dividend limitations.

     On a statutory accounting basis, the Company's reported net income of $159,919,000 in 2005, $155,796,000 in 2004 and $11,638,000 in 2003.
     Statutory surplus of these operations was $1,585,280,000 and $1,419,449,000 as of December 31, 2005 and 2004, respectively.

(22) SUBSEQUENT EVENTS

     Securian Financial Group, Inc. has announced a plan to acquire the loan protection manufacturing and distribution operations of OneAmerica Financial Partners, Inc., Indianapolis, Indiana, including CNL Financial Corp., based in Macon, Georgia, and a number of products manufactured by American United Life (AUL) in Indianapolis. Acquiring the products manufactured by AUL is anticipated to take the form of a coinsurance agreement between the Company and AUL. This acquisition fits the Company's strategic goal of building its financial institution business by increasing distribution, expanding its portfolio of proprietary products and increasing economies of scale. Subject to regulatory approval, the Company expects the sale to close April 1, 2006.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2005
                                 (In thousands)

                                                                                     AS SHOWN
                                                                                      ON THE
                                                                     MARKET        CONSOLIDATED
TYPE OF INVESTMENT                                 COST (3)           VALUE      BALANCE SHEET (1)
                                                --------------   --------------  -----------------
Fixed maturity securities
  U.S. government                               $       29,599   $       29,681   $       29,681
  Agencies not backed by the full faith and
   credit of the U.S. government                        19,974           20,831           20,831
  Foreign governments                                    1,533            1,854            1,854
  Public utilities                                     500,379          517,453          517,453
  Asset-backed securities                              313,678          321,976          321,976
  Mortgage-backed securities                         1,361,388        1,368,455        1,368,455
  All other corporate fixed maturity
   securities                                        2,868,965        2,929,984        2,929,984
                                                --------------   --------------   --------------
    Total fixed maturity securities                  5,095,516        5,190,234        5,190,234
                                                --------------   --------------   --------------
Equity securities:
  Common stocks:
    Public utilities                                     6,959            7,724            7,724
    Banks, trusts and insurance companies               92,808          123,864          123,864
    Industrial, miscellaneous and all other            474,173          548,227          548,227
  Nonredeemable preferred stocks                         3,718            3,475            3,475
                                                --------------   --------------   --------------
    Total equity securities                            577,658          683,290          683,290
                                                --------------   --------------   --------------
Mortgage loans on real estate                        1,020,427           xxxxxx        1,020,427
Real estate (2)                                          2,261           xxxxxx            2,261
Policy loans                                           279,699           xxxxxx          279,699
Other investments                                      162,985           xxxxxx          162,985
Private equity investments                             244,458           xxxxxx          268,535
Derivative investments                                   6,997           xxxxxx            6,997
Fixed maturity securities on loan                    1,275,628           xxxxxx        1,278,941
Equity securities on loan                               89,165           xxxxxx          119,087
                                                --------------   --------------   --------------
    Total                                            3,081,620                -        3,138,932
                                                --------------   --------------   --------------
Total investments                               $    8,754,794   $    5,873,524   $    9,012,456
                                                ==============   ==============   ==============

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.
(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (In thousands)

                                                AS OF DECEMBER 31,
                         -----------------------------------------------------------------
                                          FUTURE POLICY
                            DEFERRED         BENEFITS                        OTHER POLICY
                             POLICY       LOSSES, CLAIMS                      CLAIMS AND
                          ACQUISITION     AND SETTLEMENT      UNEARNED         BENEFITS
       SEGMENT               COSTS         EXPENSES (1)     PREMIUMS (2)       PAYABLE
----------------------   --------------   --------------   --------------   --------------
2005:
   Life insurance        $      607,463   $    2,807,759   $      197,824   $      184,838
   Accident and
      health insurance           63,685          704,323           29,829           20,662
   Annuity                      152,609        3,597,044               31               57
                         --------------   --------------   --------------   --------------
                         $      823,757   $    7,109,126   $      227,684   $      205,557
                         ==============   ==============   ==============   ==============

2004:
   Life insurance        $      526,326   $    2,758,334   $      180,596   $      148,057
   Accident and
      health insurance           66,502          695,620           31,443           21,315
   Annuity                      128,227        3,490,442               18              327
                         --------------   --------------   --------------   --------------
                         $      721,055   $    6,944,396   $      212,057   $      169,699
                         ==============   ==============   ==============   ==============

2003:
   Life insurance        $      464,087   $    2,690,654   $      168,868   $      140,799
   Accident and
      health insurance           70,299          663,495           30,871           19,775
   Annuity                      102,089        3,386,782               28              113
                         --------------   --------------   --------------   --------------
                         $      636,475   $    6,740,931   $      199,767   $      160,687
                         ==============   ==============   ==============   ==============

                                                          FOR THE YEARS ENDED DECEMBER 31,
                         ---------------------------------------------------------------------------------------------------
                                                                             AMORTIZATION
                                                              BENEFITS,      OF DEFERRED
                                               NET         CLAIMS, LOSSES       POLICY           OTHER
                            PREMIUM         INVESTMENT     AND SETTLEMENT    ACQUISITION       OPERATING         PREMIUMS
       SEGMENT            REVENUE (3)         INCOME        EXPENSES (5)        COSTS           EXPENSES       WRITTEN (4)
----------------------   --------------   --------------   --------------   --------------   --------------   --------------
2005:
   Life insurance        $    1,317,258   $      269,193   $    1,167,471   $      123,387   $      425,463   $            -
   Accident and
      health insurance          129,608           11,181           51,434           15,527           75,994                -
   Annuity                      136,646          206,639          207,340           23,596          123,477                -
                         --------------   --------------   --------------   --------------   --------------   --------------
                         $    1,583,512   $      487,013   $    1,426,245   $      162,510   $      624,934   $            -
                         ==============   ==============   ==============   ==============   ==============   ==============

2004:
   Life insurance        $    1,204,119   $      238,332   $    1,061,659   $      134,768   $      408,460   $            -
   Accident and
      health insurance          132,964           11,524           60,323           12,896           76,843                -
   Annuity                      123,551          209,756          201,727           22,224          121,702                -
                         --------------   --------------   --------------   --------------   --------------   --------------
                         $    1,460,634   $      459,612   $    1,323,709   $      169,888   $      607,005   $            -
                         ==============   ==============   ==============   ==============   ==============   ==============

2003:
   Life insurance        $    1,122,503   $      240,777   $    1,024,443   $      127,528   $      341,177   $            -
   Accident and
      health insurance          131,057           10,711           57,919           19,214           79,737                -
   Annuity                      103,386          214,370          198,077           19,396          108,962                -
                         --------------   --------------   --------------   --------------   --------------   --------------
                         $    1,356,946   $      465,858   $    1,280,439   $      166,138   $      529,876   $            -
                         ==============   ==============   ==============   ==============   ==============   ==============

(1) Includes policy and contract account balances
(2) Includes unearned policy and contract fees
(3) Includes policy and contract fees
(4) Applies only to property and liability insurance
(5) Includes policyholder dividends

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (In thousands)

                                                                                                              PERCENTAGE
                                                            CEDED TO       ASSUMED FROM                       OF AMOUNT
                                            GROSS            OTHER            OTHER             NET            ASSUMED
                                            AMOUNT         COMPANIES        COMPANIES          AMOUNT           TO NET
                                        --------------   --------------   --------------   --------------   --------------
2005: Life insurance in force           $  365,941,212   $   54,429,939   $  131,535,964   $  443,047,237             29.7%
                                        ==============   ==============   ==============   ==============
      Premiums:
        Life insurance                  $      760,338   $       59,540   $      309,964   $    1,010,762             30.7%
        Accident and health insurance          198,589           69,492              510   $      129,607              0.4%
        Annuity                                 43,426                -               41   $       43,467              0.1%
                                        --------------   --------------   --------------   --------------
           Total premiums               $    1,002,353   $      129,032   $      310,515   $    1,183,836             26.2%
                                        ==============   ==============   ==============   ==============

2004: Life insurance in force           $  329,081,364   $   47,795,013   $  104,062,955   $  385,349,306             27.0%
                                        ==============   ==============   ==============   ==============
      Premiums:
        Life insurance                  $      685,032   $       52,212   $      275,004   $      907,824             30.3%
        Accident and health insurance          202,435           70,019              548          132,964              0.4%
        Annuity                                 37,246                -              552           37,798              1.5%
                                        --------------   --------------   --------------   --------------
           Total premiums               $      924,713   $      122,231   $      276,104   $    1,078,586             25.6%
                                        ==============   ==============   ==============   ==============

2003: Life insurance in force           $  302,107,783   $   38,521,130   $   90,958,405   $  354,545,058             25.7%
                                        ==============   ==============   ==============   ==============
      Premiums:
        Life insurance                  $      650,603   $       37,988   $      223,765   $      836,380             26.8%
        Accident and health insurance          204,829           69,212            1,469          137,086              1.1%
        Annuity                                 31,757                -               54           31,811                -
                                        --------------   --------------   --------------   --------------
           Total premiums               $      887,189   $      107,200   $      225,288   $    1,005,277             22.4%
                                        ==============   ==============   ==============   ==============

See accompanying report of independent registered public accounting firm.

                            PART C: OTHER INFORMATION


Item Number    Caption in Part C

    26.        Exhibits

    27.        Directors and Officers of the Minnesota Life Insurance Company

    28.        Persons Controlled by or Under Common Control with Minnesota Life
               Insurance Company or Minnesota Life Variable Universal Life
               Account

    29.        Indemnification

    30.        Principal Underwriters

    31.        Location of Accounts and Records

    32.        Management Services

    33.        Fee Representation


                            PART C: OTHER INFORMATION
Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27. Directors and Officers of the Minnesota Life Insurance Company



Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------

Mary K. Brainerd                       Director
HealthPartners
8100 34th Avenue South
Bloomington, MN  55425

John F. Bruder                         Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Thomas P. Burns                        Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Keith M. Campbell                      Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John W. Castro                         Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

John E. Gherty                         Director
Land O'Lakes, Inc.
2255 South Shore Boulevard
White Bear Lake, MN  55110

John F. Grundhofer                     Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN  55402

John H. Hooley                         Director
SUPERVALU INC.
11840 Valley View Road
Eden Prairie, MN 55344-3691



Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
James E. Johnson                       Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                    Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert M. Olafson                      Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dianne M. Orbison                      Senior Vice President
Minnesota Life Insurance Company       and Treasurer
400 Robert Street North
St. Paul, MN  55101

Dennis E. Prohofsky                    Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                        Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                      Chairman, President and Chief
Minnesota Life Insurance Company       Executive Officer
400 Robert Street North
St. Paul, MN  55101

Bruce P. Shay                          Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Gregory S. Strong                      Senior Vice President
Minnesota Life Insurance Company       and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                       Director, Executive Vice President &
Minnesota Life Insurance Company       Vice Chair
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                      Director and Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     I.A. Systems, Inc. (New York)
     Securian Casualty Company

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Northstar Life Insurance Company (New York)
     Personal Finance Company LLC (Delaware)
     Enterprise Holding Corporation
     Allied Solutions, LLC (Indiana)
     Securian Life Insurance Company

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Concepts in Marketing Research Corporation
     Lafayette Litho, Inc.
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

     Securian Financial Network, Inc. (Alabama)
     Securian Financial Network, Inc. (Nevada)
     Securian Financial Network, Inc. (Oklahoma)
     Securian Financial Network Insurance Agency, Inc. (Massachusetts)

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

     Advantus Series Fund, Inc.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

     CRI Securities, LLC

Majority-owned subsidiary of Securian Financial Group, Inc.:

     Securian Trust Company, N.A.


Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29. Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:


         Variable Fund D
         Variable Annuity Account
         Minnesota Life Variable Life Account
         Minnesota Life Variable Universal Life Account
         Northstar Life Variable Universal Life Account


     (b) Directors and officers of Securian Financial Services, Inc.:

                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------
George I. Connolly                   President, Chief
Securian Financial Services, Inc.    Executive Officer and
400 Robert Street North              Director
St. Paul, Minnesota 55101

Lynda S. Czarnetzki                  Treasurer
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Warren J. Zaccaro                    Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Dwayne C. Radel                      Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Richard A. Diehl                     Vice President and
Securian Financial Services, Inc.    Chief Investment Officer
400 Robert Street North
St. Paul, Minnesota 55101

                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------

Loyall E. Wilson                     Vice President, Chief
Securian Financial Services, Inc.    Compliance Officer and
400 Robert Street North              Secretary
St. Paul, Minnesota 55101

Kimberly K. Carpenter                Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Allen L. Peterson                    Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101


     (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


 Name of            Net Underwriting  Compensation on
Principal             Discounts and    Redemption or    Brokerage      Other
Underwriter            Commissions     Annuitization   Commissions  Compensation
-----------         ----------------  ---------------  -----------  ------------

Securian Financial,
 Services Inc.         $227,812.52          --             --           --

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32. Management Services

None.

Item 33. Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 33-85496, the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 25th day of April, 2006.



                                  MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    (Registrant)

                              By: MINNESOTA LIFE INSURANCE COMPANY
                                                    (Depositor)

                                  By /s/ Robert L. Senkler
                                     -------------------------------------------
                                                 Robert L. Senkler
                                               Chairman of the Board,
                                        President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.



Signature                        Title                                Date
---------                        -----                                ----
/s/ Robert L. Senkler                                          April 25, 2006
---------------------------
Robert L. Senkler                Chairman, President and
                                 Chief Executive Officer

*                                Director
---------------------------
Mary K. Brainerd

*                                Director
---------------------------
John W. Castro


Signature                        Title                                 Date
---------                        -----                                 ----

*                                Director
---------------------------
John E. Gherty

*                                Director
---------------------------
John F. Grundhofer

*                                Director
---------------------------
John H. Hooley

*                                Director
---------------------------
Dennis E. Prohofsky

*                                Director
---------------------------
Trudy A. Rautio

*                                Director
---------------------------
Randy F. Wallake

                                 Director
---------------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       April 25, 2006
Warren J. Zaccaro                (chief financial officer)

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       April 25, 2006
Warren J. Zaccaro                (chief accounting officer)

/s/ Gregory S. Strong
---------------------------      Senior Vice President, Chief   April 25, 2006
Gregory S. Strong                Actuary and Treasurer
                                 (treasurer)

/s/ Dwayne C. Radel
---------------------------      Attorney-in-Fact               April 25, 2006
Dwayne C. Radel



* Pursuant to power of attorney dated April 10, 2006, a copy of which is filed herewith.

                                  EXHIBIT INDEX


Exhibit Number      Description of Exhibit
--------------      ----------------------

26(a)               Resolution of the Board of Trustees of The Minnesota Mutual
                    Life Insurance Company dated August 8, 1994, filed on
                    March 3, 1997 as Exhibit A(1) to the Registrant's Form S-6,
                    File Number 33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(b)               Not Applicable.

26(c)(1)            Distribution Agreement, filed on March 3, 1997 as
                    Exhibit A (3)(a) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(c)(2)            Agent Sales Agreement, filed on March 3, 1997 as
                    Exhibit A(3)(b) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(d)(1)            Group Variable Universal Life Policy, form MHC-94-18660 Rev.
                    5-2001, filed on April 24, 2002 as Exhibit A(5)(a) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(2)            Group Variable Universal Life Policy Certificate, Level
                    Death Benefit, form MHC-94-18661 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(b) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(3)            Group Variable Universal Life Policy Certificate, Variable
                    Death Benefit, form MHC-94-18662 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(c) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(4)            Special Rider for use with Group Policy, form MHC-94-18672
                    Rev. 1-95, filed on March 4, 1999 as Exhibit A(5)(d) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(5)            Spouse Coverage for use with Group Policy Certificate, Level
                    Death Benefit, form MHC-94-18670 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(e) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(6)            Spouse Coverage for use with Group Policy Certificate,
                    Variable Death Benefit, form MHC-94-18671 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(f) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(7)            Waiver Agreement, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18676 filed on March 4, 1999 as
                    Exhibit A(5)(g) to

Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(8)            Children's Rider, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18679 filed on March 4, 1999 as
                    Exhibit A(5)(h)to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(9)            Accidental Death and Dismemberment Rider, Certificate
                    Supplement, for use with Group Policy, form MHC-94-18680 filed on March 4, 1999 as Exhibit A(5)(i) to Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 4, is hereby incorporated by reference.

26(d)(10)           Accelerated Benefits Agreement, for use with Group Policy, form MHC-94-18677 filed on March 13, 2000 as Exhibit A(5)(j)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(11)           Accelerated Benefits, Certificate Supplement, for use with
                    Group Policy, form MHC-94-18678 filed on March 13, 2000 as
                    Exhibit A(5)(k) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 6, is hereby
                    incorporated by reference.

26(d)(12)           Policy Rider - Children's Benefit, for use with Group
                    Policy, form MHC-94-18681 filed on March 4, 1999 as
                    Exhibit A(5)(l) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(13)           Policy Rider - Accidental Death and Dismemberment, for use
                    with Group Policy, form MHC-94-18682 filed on March 4, 1999 as Exhibit A(5)(m) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(14)           Policy Rider - Waiver of Premium, for use with Group Policy, form MHC-94-18683 filed on March 13, 2000 as Exhibit A(5)(n)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(15)           Individual Variable Universal Life Policy, Level Death
                    Benefit, form MHC-94-18665 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(o) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(16)           Individual Variable Universal Life Policy, Variable Death
                    Benefit, form MHC-94-18673 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(p) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(17)           Individual Policy Rider - Accelerated Benefits Agreement,
                    for use with the Individual Policy, form MHC-94-18686 filed on March 4, 1999 as Exhibit A(5)(q) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(18)           Individual Policy Rider - Accidental Death and Dismemberment
                    Benefit, for use with the Individual Policy, form
                    MHC-94-18687 filed on March 4, 1999 as Exhibit A(5)(r) to
                    Registrant's Form S-6, File



Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Number 33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(19)           Individual Policy Rider - Waiver Agreement, for use with the
                    Individual Policy, form MHC-94-18688 filed on March 4, 1999 as Exhibit A(5)(s) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(20)           Individual Policy Rider - Children's Benefit, for use with the Individual Policy, form MHC-94-18689 filed on March 4,
                    1999 as Exhibit A(5)(t) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(21)           Policyholder Contribution Rider, for use with the Group
                    Policy, form MHC-96-18701 filed on March 4, 1999 as
                    Exhibit A(5)(u) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(22)           Policyholder Contribution Certificate Supplement, for use
                    with the Group Policy, form MHC-96-18702 filed on March 4,
                    1999 as Exhibit A(5)(v) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(23)           Spouse and Child Term Life Insurance Policy Rider, for use
                    with the Group Policy, form MHC-96-18703 filed on March 4,
                    1999 as Exhibit A(5)(w) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(24)           Spouse and Child Term Life Insurance Certificate Supplement,
                    for use with the Group Policy, form MHC-96-18704 filed
                    on March 4, 1999 as Exhibit A(5)(x) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(25)           Group Variable Universal Life Guaranteed Account Amendment,
                    for use with the Group Policy, form 00-30133 filed
                    on February 27, 2001 as Exhibit A(5)(y) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(26)           Group Variable Universal Life Guaranteed Account
                    Endorsement, for use with the Group Policy, form 00-30134
                    filed on February 27, 2001 as Exhibit A(5)(z) to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 7, is hereby incorporated by reference.

26(d)(27)           Group Variable Universal Life Partial Surrender Amendment,
                    for use with the Group Policy, form 00-30158 filed on
                    February 27, 2001 as Exhibit A(5)(aa) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(28)           Group Variable Universal Life Partial Surrender Endorsement,
                    for use with the Group Policy, form 00-30159 filed on
                    February 27, 2001 as Exhibit A(5)(bb) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.


Exhibit Number      Description of Exhibit
--------------      ----------------------

26(d)(29)           Variable Universal Life Guaranteed Account Amendment, form
                    01-30390, filed on April 24, 2002 as Exhibit A(5)(cc) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(30)           Variable Universal Life Partial Surrender Amendment, form
                    01-30391, filed on April 24, 2002 as Exhibit A(5)(dd) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(e)(1)            Group Variable Universal Life Policy Application, form
                    MHC-94-18663 Rev. 2-96, filed on March 4, 1999 as
                    Exhibit A(10)(a)(i) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(2) Group Variable Universal Life Policy, Individual Enrollment, form 00-30198, filed on February 27, 2001 as Exhibit
                    A(10)(a)(ii)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(3)            Group Variable Universal Life Policy, Evidence of
                    Insurability form, form MHC-94-18669, filed on March 4, 1999 as Exhibit A(10)(a)(v) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(4) Group Variable Universal Life Policy, Spouse Enrollment, form 00-30242, filed on February 27, 2001 as Exhibit
                    A(10)(a)(iv)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(5) Variable Universal Life Employee Application, form 01-30392, filed on April 24, 2002 as Exhibit A(10)(a)(v)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(e)(6) Variable Universal Life Spouse Application, form 01-30393, filed on April 24, 2002 as Exhibit A(10)(a)(vi)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(f)(1) Restated Certificate of Incorporation of the Depositor filed on March 4, 1999 as Exhibit A(6)(a) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(f)(2)            Bylaws of the Depositor filed on November 23, 2004 as
                    Exhibit 26(f)(2) to Minnesota Life Variable Life Account's
                    Form N-6, File Number 333-120704, Initial Registration
                    Statement, is hereby incorporated by reference.

26(g)               Automatic Reinsurance Agreement between Minnesota Life
                    Insurance Company and Swiss Re Life & Health America Inc.
                    filed on September 9, 2003 as Exhibit 27(g) to Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 12, is hereby incorporated by reference.

26(h)(1)(i)         Participation Agreement among Advantus Series Fund, Inc.,
                    Advantus Capital Management, Inc. and Minnesota Life
                    Insurance Company, filed on February 27, 2003 as Exhibit
                    27(h)(1)(i) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.

26(h)(1)(ii)        Amendment Number One to the Participation Agreement among
                    Advantus Series Fund, Inc., Advantus Capital Management,
                    Inc. and Minnesota Life Insurance Company, filed on February
                    27, 2003 as Exhibit 27(h)(1)(ii) to Registrant's Form N-6,
                    File Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.



Exhibit Number      Description of Exhibit
--------------      ----------------------
26(h)(1)(iii)       Amendment Number Two to the Participation Agreement among
                    Advantus Series Fund, Inc., Advantus Capital Management,
                    Inc. and Minnesota Life Insurance Company, filed on February
                    27, 2003 as Exhibit 27(h)(1)(iii) to Registrant's Form N-6,
                    File Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(i)         Fund Participation Agreement between Janus Aspen Series,
                    Janus Distributors, Inc. and Minnesota Life Insurance
                    Company, filed on February 27, 2003 as Exhibit 27(h)(2)(i)
                    to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.

26(h)(2)(ii)        Addendum Dated May 1, 2000 to Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors, Inc. and
                    Minnesota Life Insurance Company, filed on February 27, 2003 as Exhibit 27(h)(2)(ii) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(iii)       Amendment to Fund Participation Agreement between Janus
                    Aspen Series, Janus Distributors, Inc. and Minnesota Life
                    Insurance Company, filed on February 27, 2003 as Exhibit
                    27(h)(2)(iii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

26(h)(2)(iv)        Amendment Dated December 1, 2002 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors,
                    Inc. and Minnesota Life Insurance Company, filed on February
                    27, 2003 as Exhibit 27(h)(2)(iv) to Registrant's Form N-6,
                    File Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(v)         Amendment Dated March 1, 2004 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on April 22,
                    2005 as Exhibit 26(h)(2)(v) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 14, is
                    hereby incorporated by reference.

26(h)(2)(vi)        Amendment dated May 1, 2005 to the Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as
                    Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.

26(h)(3)(i)         Participation Agreement among Variable Insurance Products
                    Fund, Fidelity Distributors Corporation and Minnesota Life
                    Insurance Company, filed on February 27, 2003 as Exhibit
                    27(h)(3)(i) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.

26(h)(3)(ii)        Amendment One to the Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation
                    and Minnesota Life Insurance Company, filed on February 27,
                    2003 as Exhibit 27(h)(3)(ii) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(3)(iii)       Second Amendment to Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation
                    and Minnesota Life Insurance Company, filed on February 27,
                    2003 as Exhibit 27(h)(3)(iii) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(3)(iv)        Third Amendment to Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation
                    and Minnesota Life Insurance Company, filed on April 22,
                    2005 as Exhibit 26(h)(3)(iv) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 14, is
                    hereby incorporated by reference.

26(h)(4)(i)         Participation Agreement among Variable Insurance Products
                    Fund II, Fidelity Distributors Corporation and Minnesota
                    Life Insurance Company, filed on February 27, 2003 as
                    Exhibit 27(h)(4)(i) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

26(h)(4)(ii)        Amendment One to the Participation Agreement among Variable
                    Insurance Products Fund II, Fidelity Distributors
                    Corporation and Minnesota Life Insurance Company, filed on
                    February 27, 2003 as Exhibit 27(h)(4)(ii) to Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 10, is hereby incorporated by reference.

26(h)(4)(iii)       Second Amendment to Participation Agreement among Variable
                    Insurance Products Fund II, Fidelity Distributors
                    Corporation and Minnesota Life Insurance Company, filed on
                    February 27, 2003 as Exhibit 27(h)(4)(iii) to Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 10, is hereby incorporated by reference.

26(h)(4)(iv)        Third Amendment to Participation Agreement among Variable
                    Insurance Products Fund II, Fidelity Distributors
                    Corporation and Minnesota Life Insurance Company, filed on
                    April 22, 2005 as Exhibit 26(h)(4)(iv) to Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 14, is hereby incorporated by reference.

26(h)(5)(i)         Participation Agreement among Variable Insurance Products
                    Fund III, Fidelity Distributors Corporation and Minnesota
                    Life Insurance Company, filed on February 27, 2003 as
                    Exhibit 27(h)(5)(i) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

26(h)(5)(ii)        First Amendment to Participation Agreement among Variable
                    Insurance Products Fund III, Fidelity Distributors
                    Corporation and Minnesota Life Insurance Company, filed on
                    February 27, 2003 as Exhibit 27(h)(5)(ii) to Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 10, is hereby incorporated by reference.



Exhibit Number      Description of Exhibit
--------------      ----------------------

26(h)(5)(iii)       Third Amendment to Participation Agreement among Variable
                    Insurance Products Fund III, Fidelity Distributors
                    Corporation and Minnesota Life Insurance Company, filed on
                    April 22, 2005 as Exhibit 26(h)(5)(iii) to Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 14, is hereby incorporated by reference.

26(h)(6)            Fund Shareholder Services Agreement between Minnesota Life
                    Insurance Company and Ascend Financial Services, Inc., filed on February 27, 2003 as Exhibit 27(h)(6) to
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 10, is hereby incorporated by reference.

26(h)(7)(i)         Waddell & Reed Target Funds, Inc. Participation Agreement,
                    previously filed on February 19, 2004 as exhibit 27(h)(15)
                    to Minnesota Life Variable Life Account's Form N-6, File
                    Number 333-109853, Pre-Effective Amendment Number 1, is
                    hereby incorporated by reference.

26(h)(7)(ii)        Amendment Number One to the Target Funds Participation
                    Agreement among Minnesota Life Insurance Company, Waddell &
                    Reed, Inc. and W&R Target Funds, Inc., previously filed as
                    Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.

26(h)(8)            Participation Agreement between Lord Abbett Distributor
                    LLC and Minnesota Life Insurance Company filed on April 27,
                    2004 as Exhibit 27(h)(8) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 13, is hereby incorporated by reference.

26(i)(1)            Investment Accounting Agreement between Securian Financial
                    Group, Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(q) to Variable Annuity Account's Form N-4, File Number
                    333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)            Administration Agreement between Securian Financial Group,
                    Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(r) to Variable
                    Annuity Account's Form N-4, File Number 333-91784,
                    Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(j)               Not Applicable.

26(k)               Opinion and consent of Donald F. Gruber, Esq.

26(l)               Actuarial opinion of Brian C. Anderson, FSA.

26(m)               Calculations.

26(n)               Consent of KPMG LLP.

26(o)               Not Applicable.

26(p)               Not Applicable.

26(q)               Redeemability exemption.

26(r)               Minnesota Life Insurance Company - Power of Attorney to Sign
                    Registration Statements.